UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2008
Single Sector Fixed Income
U.S. Mortgages Investment Grade Credit High Yield Emerging Markets Debt Local Emerging Markets Debt

Goldman Sachs Single Sector Fixed Income Funds

■	GOLDMAN SACHS U.S. MORTGAGES FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	29
Financial Statements	66
Notes to the Financial Statements	73
Financial Highlights	92
Report of Independent Registered Public Accounting Firm	102
Other Information	103

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Principal Investment Strategies and Risks

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The High Yield Fund invests primarily in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The Local Emerging Markets Debt Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid, are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar Fund that is not tax-managed. This is because the Investment Adviser to the Fund may choose not to make certain investments that may result in taxable distributions. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is subject to concentration risk and it may subject the Fund to greater losses than if it was less concentrated in a particular country or region. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty, and the risk that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?
At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among securities and sectors

■  Leverage the vast resources of GSAM in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
U.S. Mortgages Fund
Dear Shareholder:
The Goldman Sachs U.S. Mortgages Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of -0.80%, -0.75% and -0.73%, respectively. These returns compare to the 3.73% cumulative total return of the Fund’s benchmark, the Lehman Brothers Securitized Index (with dividends reinvested), over the same time period.

The Fund’s underperformance relative to the benchmark was primarily due to the portfolio’s holdings of high quality non-agency adjustable-rate mortgages (ARMs). We believe the underperformance of these mortgages was driven almost entirely by a liquidity event.
  Market Review

Over the five-month reporting period, spread sectors experienced an unprecedented bout of volatility. Yields on U.S. Treasuries fell dramatically, as the fallout from the subprime mortgage crisis led to a global flight to quality and massive deleveraging. Credit and mortgage-related sector spreads moved to extremely wide levels as the market entered a period of illiquidity. The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis via four main actions: 1) creating a TALF (Term Auction Lending Facility) of $100 billion; 2) creating a TSLF (Term Securities Lending Facility) of $200 billion; 3) creating the PDCF (Primary Dealer Credit Facility) with no specified limit; and 4) creating a lending facility specifically for Bear Stearns of $30 billion.

The Fed also cut the discount rate and the target federal funds rate, citing downside risks to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae and Freddie Mac to purchase additional mortgage securities. These policy actions served to inject liquidity into the market and removed much of the downward price pressure on mortgage-backed securities. As a result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed has stated they are considering additional steps to further improve liquidity.

During the reporting period, economic data reflected a coming recession. The housing market continued to falter as home prices depreciated and existing and new home sales declined. At the same time, surging oil and gas prices, a weaker dollar and a softer labor market heightened inflation concerns.

Continued deleveraging, a spike in volatility and an overall lack of sponsorship contributed to underperformance in the mortgage market. However, spreads in both the agency and high quality non-agency mortgage markets came in from extremely wide levels towards the end of the period as relief came in the form of unprecedented liquidity provisions from the Fed. Deleveraging picked up steam in early 2008 as margin calls were triggered on a number of hedge funds. This contributed to further pricing pressures on non-agency mortgage securities,

PORTFOLIO RESULTS

particularly within the Alt-A segment (an Alt-A mortgage is a type of U.S. mortgage that, for various reasons, is considered riskier than “prime” and less risky than “subprime,” the most risky category). Within the asset-backed security (ABS) and commercial mortgage-back security (CMBS) markets, continued challenges to the fundamental health of underlying issuers drove outsized spread movements. CMBSs’ deteriorated as weakening fundamentals, supply overhang and heightened volatility weighed on the sector. Losses on lower-rated areas of the sector spilled over into the higher-rated segment of the market, putting pressure on AAA-rated spreads. CMBSs’ experienced a rebound at the end of March 2008 in response to liquidity provisions from the Fed. The relaxation of capital constraints for the government-sponsored enterprises (GSEs) and Federal Home Loan Banks (FHLBs) was a positive for the mortgage markets as well.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.
  Factors Affecting Performance

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmark. At the security level, the primary detractor from performance, particularly over the latter half of the period, was the Fund’s holdings of high quality non-agency ARMs. In our view, the underperformance in these mortgages was driven almost entirely by liquidity issues. The percentage of delinquencies on underlying mortgages rose more quickly than the market anticipated but, in our view, not nearly enough to justify the recent volatility. While the outlook for housing continues to be negative, we believe the securities in the Fund’s portfolio are structured to withstand an extremely weak housing market. The Fund’s term structure positioning had a positive impact on performance. In particular, our yield curve steepening trade was beneficial as short-term rates declined more than their longer-term counterparts over the period. Within our cross-sector strategies, we held an underweight mortgage pass-through exposure due to negative market fundamentals. This benefited the portfolio’s relative performance as spread volatility increased significantly. Our underweight exposure to CMBS also positively contributed to returns as the sector performed poorly versus Treasuries.

PORTFOLIO RESULTS
  Outlook

The U.S. economy is working through multiple shocks and will almost certainly enter into a mild recession. Inflation is rising, with commodity prices moving sharply higher, but is likely to ease as global growth slows. U.S. policymakers have taken significant steps toward restoring liquidity in the credit markets. This will be a lengthy process and will require additional Fed rate cuts and other measures. As liquidity returns and investors’ focus shifts to macro fundamentals, we expect sectors where liquidity has been particularly poor, such as mortgage-backed securities (MBS), bank loans and investment-grade corporate bonds, to outperform. All things considered, we expect consumption to be very soft in 2008, leading to our below-consensus forecast of 1% GDP growth for 2008. Our forecast for inflation in 2008 is also below consensus (3.4%) at 2.9%.

Spreads for MBS passthroughs are now wide relative to their long-term averages. However, we believe agency mortgage passthroughs still appear expensive relative to other AAA non-agency mortgages. We expect investors to sell agency mortgages in favor of higher-yielding non-agency mortgage securities. However, we believe the opportunity to add value in security-specific trades in the agency passthrough market is as attractive as it has been in years. The housing slowdown has had a large impact on valuations as slow rates of housing turnover and significantly tighter credit conditions reduces prepayment activity. An environment characterized by slower refinancing and low housing turnover enhances the yield on premium passthroughs, while eroding yields on discount passthroughs. This significantly increases the attractiveness of higher-coupon passthroughs and favors overweighting premiums relative to discount passthroughs. We continue to favor bonds with modest exposure to implied volatility and low housing turnover such as seasoned 15-year MBS, super-senior AAA-rated ARMs and super-senior AAA-rated ABS. CMBS spreads have recovered somewhat and at current levels spreads appear attractive.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

May 1, 2008

FUND BASICS
U.S. Mortgages Fund
as of March 31, 2008
PERFORMANCE REVIEW

November 1, 2007-	Fund Total Return	Lehman Brothers	30-Day
March 31, 2008	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	-0.80%	3.73%	4.62%
Institutional	-0.75	3.73	5.21
Separate Account Institutional	-0.73	3.73	5.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-2.62%	2.52%	11/3/03
Institutional	2.35	4.00	11/3/03
Separate Account Institutional	2.50	4.06	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.92%
Institutional	0.40	0.58
Separate Account Institutional	0.35	0.53

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS U.S. MORTGAGES FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs U.S. Mortgages Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Securitized Index (the “Lehman Securitized Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
U.S. Mortgages Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November, 3, 2003 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced November 3, 2003)
Excluding sales charges	1.98%	3.59%
Including sales charges	-2.62%	2.52%

Institutional Class (commenced November 3, 2003)	2.35%	4.00%

Separate Account Institutional (commenced November 3, 2003)	2.50%	4.06%

PORTFOLIO RESULTS
Investment Grade Credit Fund
Dear Shareholder:
The Goldman Sachs Investment Grade Credit Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of -0.54%, -0.39% and -0.37%, respectively. These returns compare to the 1.44% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index (with dividends reinvested), over the same time period.

Our corporate selection strategy detracted from performance during the reporting period. Selection within the financial subsector detracted as the credit markets came under severe stress as the credit crunch intensified. This was due to equity market volatility, fears of monoline insurer insolvencies and negative headlines in financials. The Fund’s underweight U.S. credit derivative index position (a derivative that references a basket of credit entities) detracted from performance as prices rose during the period. Contributing positively to the Fund’s performance was its overweight to lower quality and underweight to higher quality corporate securities.
  Market Review

Over the five-month reporting period, spread sectors experienced an unprecedented bout of volatility. Yields on U.S. Treasuries fell dramatically, as the fallout from the subprime mortgage crisis led to a global flight to quality and massive deleveraging. The credit markets came under severe stress over the period as the credit crunch intensified due to equity market volatility, fears of monoline insurer insolvencies and negative headlines in financials. Monoline bond insurers caused problem early in the period as the threat of ratings downgrades and the general fear of insolvency weighed on the market and financials dramatically underperformed. Subprime losses, off- balance sheet exposures and the disappearance of the securitization market weighed heavily on the financial sector. Investment grade spreads widened at an unprecedented pace, moving to multi-year wide levels. Risk aversion soared and levered investors, ranging from financial institutions to hedge funds to structured credit participants, came under pressure to reduce leverage. The markets became engulfed in a self-reinforcing cycle of asset sales and lower prices.

The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis via four main actions: 1) creating a Term Auction Lending Facility (TALF) of $100 billion; 2) creating a Term Securities Lending Facility (TSLF) of $200 billion; 3) creating the Primary Dealer Credit Facility (PDCF) with no specified limit; and 4) creating a lending facility specifically for Bear Stearns of $30 billion.

The Fed also cut the discount rate and the target federal funds rate, citing downside risks to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae and Freddie Mac to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market. As a result, mortgage-backed and asset-backed security prices stabilized in the second half of March and began a tentative rebound in April. The Fed has stated they are considering additional steps to further improve liquidity.

PORTFOLIO RESULTS

During the reporting period, economic data suggested the possibility of a coming recession. The housing market continued to falter as home prices depreciated and existing and new home sales declined. At the same time, surging oil and gas prices, a weaker dollar and a softer labor market heightened inflation concerns.

INVESTMENT OBJECTIVE

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index
  Factors Affecting Performance

In terms of sector positioning, the Fund had overweight positions in insurance, media-cable and energy securities, while holding underweight positions in consumer products, retail and pharmaceuticals. The Fund maintained a down-in-quality bias, reflected in its overweight to BBB-rated bonds. We generally avoided bond issuers with exposure to a cyclical economic slowdown, particularly retailers, as we believed they faced narrowing margin pressures. In our view, basic industries and capital goods would also suffer from a slowing global economy and we held underweight positions to those sectors as well.
  Outlook

Volatility in credit is likely to continue over the medium term as the corporate sector faces several challenges. These include the potential for further downgrades in the financial sector and a general contraction in lending availability. In turn, this may negatively impact corporate profit and growth prospects and further pinch overextended consumers. Despite these challenges, we do not expect a prolonged bear market in investment grade corporate bonds since, outside of the financial sector, corporate balance sheets remain robust. This should help to offset weakness in financials. Despite deteriorating earning growth, we believe credit spreads could tighten and prices could rise, particularly in high quality issues with minimal default risk.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

May 1, 2008

FUND BASICS
Investment Grade Credit Fund
as of March 31, 2008
PERFORMANCE REVIEW

November 1, 2007-	Fund Total Return	Lehman Brothers	30-Day
March 31, 2008	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	-0.54%	1.44%	5.19%
Institutional	-0.39	1.44	5.80
Separate Account Institutional	-0.37	1.44	5.85

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-3.05%	2.57%	11/3/03
Institutional	1.88	4.10	11/3/03
Separate Account Institutional	1.93	4.13	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.94%
Institutional	0.40	0.60
Separate Account Institutional	0.35	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Bond sector.
TOP TEN INDUSTRY ALLOCATIONS

Percentage of Net Assets	as of 3/31/08	as of 10/31/07

Banks	19.7%	18.7%
Insurance	15.5	15.0
REITs	11.4	11.5
Brokerage	8.1	7.8
Natural Gas	6.1	7.2
Financial	6.0	8.3
Communications	4.2	4.9
Electric	3.7	4.4
Energy	3.6	1.5
Media	3.3	2.9

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on November 3, 2003 (commencement of operations) in the Separate Account Institutional Shares of the Goldman Sachs Investment Grade Credit Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index (“Lehman U.S. Credit Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Institutional Shares will vary from Separate Account Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Investment Grade Credit Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from November 3, 2003 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced November 3, 2003)
Excluding sales charges	1.50%	3.64%
Including sales charges	-3.05%	2.57%

Institutional Class (commenced November 3, 2003)	1.88%	4.10%

Separate Account Institutional (commenced November 3, 2003)	1.93%	4.13%

PORTFOLIO RESULTS
High Yield Fund
Dear Shareholder:
The Goldman Sachs High Yield Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -6.82%, -7.23%, -7.11%, -6.68% and -6.89%, respectively. These returns compared to the -4.65% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index–2% Issuer Capped (with dividends reinvested), over the same time period. During the period from their inception on November 30, 2007 through March 31, 2008, the Fund’s Class R and IR shares generated cumulative total returns of -4.51% and -4.35%, respectively. These returns compared to the -2.60% cumulative total return of the Fund’s benchmark, over the same time period.

As these returns indicate, it was a difficult period for the high yield bond market during the reporting period. The Fund underperformed its benchmark largely due to its European holdings and focus on B- rated bonds and below B rated bonds. The European high yield market significantly lagged the U.S. market in the fourth quarter of 2007 and into the first quarter of 2008.
  Market Environment

The high yield market was weak during the reporting period as renewed financial sector woes raised the risks of a U.S. consumer-led recession. Weak economic data and a barrage of negative news from financial companies weighed on sentiment, particularly in the European high yield market. The European market sold off sharply, particularly in January, and the Merrill Lynch Euro High Yield Constrained Index returned -9.5% during the reporting period. Tumbling equity markets led the high yield market lower in early 2008. Lower quality names led the sell-off, in a classic flight to quality, as BB-rated bonds outperformed CCC-rated securities by a wide margin. However, aggressive Federal Reserve Board policy action, prompted by the collapse of Bear Stearns and the resulting equity market rally, caused the high yield market to recover from its March lows. Supporting the recovery has been decent earnings for most industrial companies. However, financials, consumer discretionary and advertising- related sectors have been poor performers.
  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in high yield, fixed income securities that, at the time of purchase, are non-investment grade. The Fund may invest in obligations of domestic and foreign issuers, which are denominated in currencies other than the U.S. dollar. The Fund typically uses currency forwards for the purpose of hedging currency exposure.

PORTFOLIO RESULTS

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.
  Factors Affecting Performance

As discussed, the Fund’s European exposure negatively impacted performance, as Europe failed to perform as well as the broad U.S. high yield market. The Fund’s underweight to higher quality BB-rated bonds also detracted from performance as investors’ flight-to-quality put pressure on riskier companies.
  Outlook

High yield returns should remain volatile in the near term until there is clarity on the extent of the slowdown in the U.S. and its impact on the global economy. In the medium term, we believe returns will be driven, primarily by coupon payments, offset by default rates rising to more normal levels.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

April 30, 2008

FUND BASICS
High Yield Fund
as of March 31, 2008
PERFORMANCE REVIEW

		Lehman Brothers
		U.S. Corporate
	Fund Total Return	High Yield Bond Index	30-Day
November 1, 2007-March 31, 2008	(based on NAV)[1]	2% Issuer Capped[2]	Standardized Yield[3]

Class A	-6.82%	-4.65%	8.79%
Class B	-7.23	-4.65	8.47
Class C	-7.11	-4.65	8.46
Institutional	-6.68	-4.65	9.57
Service	-6.89	-4.65	9.06

November 30, 2007-March 31, 2008

Class R	-4.51%	-2.60%	9.47%
Class IR	-4.35	-2.60	9.00

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Corporate High Yield Bond Index–2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-10.15%	7.88%	4.77%	5.29%	8/1/97
Class B	-11.36	7.61	4.46	4.95	8/1/97
Class C	-7.63	8.05	4.47	4.99	8/15/97
Institutional	-5.54	9.26	5.66	6.15	8/1/97
Service	-6.14	8.70	5.11	5.60	8/1/97
Class R	N/A	N/A	N/A	-4.51	11/30/07
Class IR	N/A	N/A	N/A	-4.35	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.08%	1.10%
Class B	1.83	1.85
Class C	1.83	1.85
Institutional	0.74	0.76
Service	1.24	1.26
Class R	1.33	1.35
Class IR	0.83	0.85

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP 10 ISSUERS AS OF 3/31/08[6]

Company	% of Net Assets	Line of Business

Ford	2.0%	Automotive
HCA	1.8	Health Care – Services
MGM Mirage	1.4	Gaming
Sungard Data	1.2	Technology – Software/Services
GMAC	1.2	Finance
Nielsen	1.1	Publishing
Intelsat	1.0	Telecommunications – Satellites
Rexnord	1.0	Capital Goods
Chesapeake Energy	1.0	Energy – Exploration & Production
GROHE	0.9	Building Materials

[6]	The top 10 issuers may not be representative of the Fund’s future investments.
TOP 10 INDUSTRY ALLOCATION[7]

	Percentage of Net Assets

	as of 3/31/08	as of 10/31/07

Gaming	6.5%	6.5%
Chemicals	4.6	4.6
Packaging	4.2	4.2
Health Care - Services	4.1	3.7
Utilities - Electric	3.9	3.7
Publishing	3.7	4.3
Telecommunications – Cellular	3.3	3.2
Building Materials	3.1	3.4
Media – Cable	3.0	3.4
Consumer Products – Household & Leisure	2.8	2.7
Automotive	2.8	3.0

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS HIGH YIELD FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on April 1, 1998 in Institutional Shares of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index — 2% Issuer Capped, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
High Yield Fund’s 10 Year Performance
Performance of a $10,000 Investment, with Distributions Reinvested, from April 1, 1998 through March 31, 2008.

Average Annual Total Return Through March 31, 2008	One Year	Five Years	Ten Years	Since Inception
Class A (commenced August 1, 1997)
Excluding sales charges	-5.89%	8.89%	5.25%	5.75%
Including sales charges	-10.15%	7.88%	4.77%	5.29%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	-6.71%	8.04%	4.46%	4.95%
Including contingent deferred sales charges	-11.36%	7.61%	4.46%	4.95%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-6.70%	8.05%	4.47%	4.99%
Including contingent deferred sales charges	-7.63%	8.05%	4.47%	4.99%

Institutional Class (commenced August 1, 1997)	-5.54%	9.26%	5.66%	6.15%

Service Class (commenced August 1, 1997)	-6.14%	8.70%	5.11%	5.60%

Class R (commenced November 30, 2007)	N/A	N/A	N/A	-4.51%*

Class IR (commenced November 30, 2007)	N/A	N/A	N/A	-4.35%*

*	Total returns for periods of less than one year represent cumulative total returns.

PORTFOLIO RESULTS
Emerging Markets Debt Fund
Dear Shareholder:
The Goldman Sachs Emerging Markets Debt Fund (the “Fund”) has changed its fiscal year end from October 31 to March 31. As a result, this annual report provides an overview on the performance of the Fund during the five-month reporting period that ended March 31, 2008.
  Performance Review

Over the five-month period that ended March 31, 2008, the Fund’s Class A, Class C and Institutional Shares generated cumulative total returns, without sales charges, of -0.51%, -0.82% and -0.37%, respectively. These returns compare to the 0.95% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested), over the same time period.

The Fund posted a negative return during the reporting period and underperformed its benchmark. This was largely due to the security selection of local debt securities in Brazil and Hungary. Slightly offsetting this was the Fund’s active currency strategy, which positively contributed to performance over the period.
  Market Review

The J.P. Morgan EMBI Global Diversified Index returned 0.95% over the five-month period ended March 31, 2008. Emerging market debt spreads widened 69 basis points over the five-month period to close the period at 333 basis points. Emerging markets debt continues to perform relatively well compared to other asset classes, with returns supported by the ongoing improvements in emerging country economies and increased allocations to the asset class by investors.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.
  Factors Affecting Performance

Security selection of Brazilian and Hungarian local debt were the primary detractors from performance, as inflation in both countries was higher than expected. The Fund’s overweight to Uruguay was also a negative contributor to performance over the reporting period. While security selection in Brazil hurt the Fund’s performance, having an underweight to the poor performing country was a positive contributor to relative results.

In the hard currency (U.S. dollar denominated) debt space, the main contributor to performance was security selection of Columbian bonds. In contrast, the primary detractor from performance was security selection of Russian bonds. The Fund’s active currency strategy significantly contributed to performance, especially its underweight exposure to the U.S. dollar as the general international value of the U.S. dollar declined over 5% during the reporting period. However, this positive was slightly offset by the Fund’s exposure to currencies in emerging Europe.

PORTFOLIO RESULTS
  Outlook

Fundamentally, we continue to see a favorable external environment for the emerging market debt asset class due to supportive sovereign macroeconomic stabilization programs and improved debt management efforts. We believe sustained or rising commodity prices should continue to support the emerging markets, particularly the oil exporters. We believe that the current long term technical picture also shines favorably on the asset class. Strategic inflows remain strong as investor demand is high and broadening. At the same time, net supply remains favorable as emerging market countries are paying down more debt than they are issuing. We continue to have confidence in the asset class despite recent spread widening. Fundamentally, countries continue to benefit from strong balance sheets and the asset class remains structurally sound. Increased volatility in emerging market debt is not uncommon during times of global risk aversion, when all spread sectors are typically affected. We believe that value opportunities have been created in the near term, but we continue to be cognizant of market news and will prudently add or decrease exposure based on fundamental valuations and/or market technical factors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

May 1, 2008

FUND BASICS
Emerging Markets Debt Fund
as of March 31, 2008
PERFORMANCE REVIEW

November 1, 2007-	Fund Total Return	J.P. Morgan EMBI Global	30-Day
March 31, 2008	(based on NAV1)	Diversified Index[2]	Standardized Yield[3]

Class A	-0.51%	0.95%	5.40%
Class C	-0.82	0.95	4.90
Institutional	-0.37	0.95	6.00

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-1.38%	10.91%	8/29/03
Class C	1.38	5.90	9/29/06
Institutional	3.62	12.46	8/29/03

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.36%
Class C	1.97	2.11
Institutional	0.88	1.02

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 COUNTRY ALLOCATION[6]

	Percentage of Net Assets

	as of 3/31/08	as of 10/31/07

Argentina	8.3%	9.5%
Russia	7.4	9.5
Turkey	7.1	5.7
Mexico	6.0	4.5
Philippines	5.0	5.6
United States[7]	4.9	5.8
Brazil	4.8	5.1
Uruguay	4.8	4.1
Indonesia	4.7	4.0
Venezuela	4.6	7.9

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

[7]	The figures include short-term investments of 4.1% and 4.1% for 03/31/08 and 10/31/07, respectively. Short-term investments include repurchase agreements and securities lending collateral.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Performance Summary
March 31, 2008
The following graph shows the value, as of March 31, 2008, of a $10,000 investment made on August 29, 2003 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Debt Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Class C Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.
Emerging Markets Debt Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested, from August 29, 2003 through March 31, 2008.

Average Annual Total Return through March 31, 2008	One Year	Since Inception
Class A (commenced August 29, 2003)
Excluding sales charges	3.25%	12.03%
Including sales charges	-1.38%	10.91%

Class C (commenced September 29, 2006)
Excluding sales charges	2.40%	5.90%
Including sales charges	1.38%	5.90%

Institutional Class (commenced August 29, 2003)	3.62%	12.46%

PORTFOLIO RESULTS
Local Emerging Markets Debt Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) from its inception on February 15, 2008 through March 31, 2008.
  Performance Review

Over the period from its inception on February 15, 2008 through March 31, 2008, the Fund’s Class A, Class C and Institutional Shares generated cumulative total returns, without sales charges, of -0.93%, -1.01% and -0.89%, respectively. These returns compare to the 0.72% cumulative total return of the Fund’s benchmark, the JPMorgan Government Bond Index– Emerging Markets Global Diversified Index (with dividends reinvested), over the same time period.

The Fund posted a negative return during the reporting period and underperformed its benchmark. The Fund’s underperformance was largely due to the portfolio’s active currency exposure as well as security selection of local market debt. Positive contributors to performance included factors in the active currency strategy and positioning of the U.S. dollar.
  Market Review

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index generated a modest gain during the period from February 15, 2008 through March 31, 2008. From a country perspective, Peru was a top performer due to the announcement that the government plans to aggressively buy back over $1 billion of external debt. In addition, rating agency Fitch upgraded the country’s external debt to investment grade. In contrast, Turkey performed poorly during the reporting period. Inflation in Turkey was higher than expected and increased political tensions negatively impacted its performance.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.
  Factors Affecting Performance

Detractors from performance during the reporting period included the Fund’s currency exposures in emerging Europe and Latin America, as well as security selection of local market debt in Indonesia and Turkey. However, in general, the Fund’s currency positioning enhanced its performance. Overall, the Fund held overweight positions in currencies that performed well, such as the Hungarian Forint and the Polish Zloty, and was underweight in currencies that performed poorly, such as the U.S. dollar.

PORTFOLIO RESULTS
  Outlook

We have a positive outlook for the emerging local debt market. Local markets have dramatically transformed in the last few years. This market has deepened and become more liquid, and the investor base has grown and is more diversified. In addition, emerging market economies have undergone structural changes that promote macroeconomic stability and active debt management. Inflows to this asset class are consistent and stem from strategic investors. We think that these trends are durable and will persist in the future.

There are two sources of potential positive performance that come from investing in emerging local market debt. The first source is expected foreign currency appreciation. We think that emerging market currencies are underpinned by current account surpluses and strong growth rates. The second source is interest rate convergence. We believe that interest rates of emerging economies will move lower due to falling inflation and a decline in sovereign risks. Emerging market external spreads have already tightened dramatically over the last ten years and we expect local emerging market yields to follow this trend.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

April 16, 2008

FUND BASICS
Local Emerging Markets Debt Fund
as of March 31, 2008
PERFORMANCE REVIEW

February 15, 2008-	Fund Total Return	J.P. Morgan GBI EM 30-Day
March 31, 2008	(based on NAV1)	Global Diversified Index[2]	Standardized Yield[3]

Class A	-0.93%	0.72%	N/A
Class C	-1.01	0.72	N/A
Institutional	-0.89	0.72	N/A

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	N/A	-5.44%	2/15/08
Class C	N/A	-1.01	2/15/08
Institutional	N/A	-0.89	2/15/08

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	2.96%
Class C	2.10	3.71
Institutional	1.01	2.62

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 COUNTRY ALLOCATION AS OF 3/31/08[6]

% of Net Assets

United States[7]	36.9%
Hungary	6.3
Argentina	5.4
Mexico	5.1
Turkey	4.8
Russia	4.3
Poland	4.2
Peru	3.7
United Kingdom	3.6
Indonesia	2.9

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
[7]	Includes 36.9% of short-term investments. Short-term investments include repurchase agreements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 98.8%

Collateralized Mortgage Obligations – 20.1%
Adjustable Rate Non-Agency(a) – 18.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$459,565	4.996%	04/25/35	$451,561
American Home Mortgage Assets Series 2006-3, Class 1A1
6,386,160	5.296	10/25/46	4,667,091
American Home Mortgage Assets Series 2006-3, Class 2A11
13,718,734	5.266	10/25/46	9,986,968
American Home Mortgage Assets Series 2007-1, Class A1
6,091,159	5.026	02/25/47	4,379,149
American Home Mortgage Investment Trust Series 2004-3, Class 1A
34,624	2.969	10/25/34	32,035
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
709,399	4.452	04/25/34	605,920
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
1,715,404	5.069	06/25/35	1,634,566
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
3,704,238	6.264	09/25/47	3,047,404
Bear Stearns Alt-A Trust Series 2004-3, Class A1
149,550	3.239	04/25/34	120,355
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
2,011,967	5.500	07/25/35	1,408,377
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,350,552	5.881	06/25/35	953,569
Countrywide Alternative Loan Trust Series 2005-38, Class A1
367,698	5.736	09/25/35	256,281
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
1,426,822	3.449	11/20/35	1,128,955
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A
6,886,329	5.706	11/25/47	5,404,255
Countrywide Home Loan Trust Series 2003-52, Class A1
838,902	4.503	02/19/34	716,967
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
593,166	4.552	11/20/34	433,198
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,474,926	4.901	08/20/35	1,761,155
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
218,605	4.750	12/25/34	214,450
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
1,457,622	5.731	12/19/35	987,920
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
1,054,657	2.806	10/20/45	833,034
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
543,989	2.799	01/19/36	403,260
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
2,147,530	2.809	01/19/36	1,535,146
Impac CMB Trust Series 2004-08, Class 1A
170,409	3.319	10/25/34	130,637
Impac CMB Trust Series 2005-06, Class 1A1
2,061,656	2.849	10/25/35	1,469,484
Impac Secured Assets Corp. Series 2005-2, Class A1W
2,569,531	2.849	03/25/36	1,854,375
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
1,034,599	5.376	08/25/35	758,715
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
671,020	5.441	09/25/35	499,331
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,930,764	5.066	07/25/35	1,850,614
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
906,768	4.201	07/25/35	882,353
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
842,074	4.749	07/25/35	812,618
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
877,187	4.071	07/25/35	856,819
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
850,265	4.766	07/25/35	817,033
Lehman XS Trust Series 2005-5N, Class 3A1A
1,701,766	2.899	11/25/35	1,264,065
Lehman XS Trust Series 2006-2N, Class 1A1
2,261,466	2.859	02/25/46	1,714,937
Lehman XS Trust Series 2007-04N, Class 3A2A
2,688,050	5.076	03/25/47	1,810,062
Lehman XS Trust Series 2007-16N, Class 2A2
2,953,099	3.449	09/25/47	2,090,155
Luminent Mortgage Trust Series 2006-5, Class A1A
683,228	2.789	07/25/36	490,158
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,630,665	5.176	12/25/46	1,099,650
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,754,772	5.066	01/25/47	1,367,343
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
2,749,828	5.659	06/25/37	1,899,459
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,863,179	5.359	10/25/34	1,842,988
Mortgage IT Trust Series 2005-5, Class A1
1,415,327	2.859	12/25/35	1,046,418
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,734,797	5.326	01/25/46	1,182,483
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
2,126,418	5.207	09/25/35	2,033,663
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
1,553,272	5.184	09/25/35	1,473,133
Sequoia Mortgage Trust Series 2004-09, Class A2
590,281	5.780	10/20/34	553,147
Structured Adjustable Rate Mortgage Loan Series 2004-06, Class 3A2
1,205,826	4.711	06/25/34	1,186,792

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
Structured Adjustable Rate Mortgage Loan Series 2004-16, Class 3A1
$1,456,876	5.450%	11/25/34	$1,183,068
Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
178,888	6.735	01/25/35	180,235
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
788,638	4.380	05/25/34	720,375
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
338,002	5.250	09/25/34	247,273
Structured Adjustable Rate Mortgage Loan Trust Series 2007-09, Class 1A1
9,338,097	6.000	10/25/37	6,640,947
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
6,499,408	6.000	11/25/37	5,227,215
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
6,770,144	2.789	09/25/47	5,131,685
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
3,946,324	5.826	08/25/47	2,817,854
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
1,000,000	4.530	09/25/33	991,670
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
64,925	4.700	11/25/33	60,932
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
241,664	4.520	12/25/33	239,018
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
1,048,320	4.243	06/25/34	1,016,711
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
3,624,455	5.307	03/25/37	3,457,562
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR07, Class 2A
3,499,517	5.306	07/25/46	2,299,338
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
3,473,408	5.166	11/25/46	2,376,720
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class 2A
9,736,819	5.046	12/25/46	6,747,451
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1
4,427,492	5.349	03/25/37	4,213,833
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
12,677,540	6.600	12/28/37	8,873,982
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
1,433,553	5.572	10/25/35	1,394,266

			125,768,183

Interest Only(b) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
48,490	5.500	04/25/33	4,310
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
319,432	5.500	06/25/33	31,689
Countrywide Home Loan Trust Series 2003-42, Class 2X1(a)
507,292	0.350	10/25/33	589
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)
147,471	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
2,947	5.500	04/25/33	61
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
1,220	5.750	05/25/33	7
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
16,603	5.500	06/25/33	574
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
418,397	5.250	07/25/33	44,731
FHLMC REMIC Series 2575, Class IB
192,204	5.500	08/15/30	13,414
FNMA REMIC Series 2004-47, Class EI(a)(d)
1,383,369	0.000	06/25/34	52,304
FNMA REMIC Series 2004-62, Class DI(a)(d)
618,327	0.000	07/25/33	26,358
FNMA Series E, Class E2
615	506.000	09/01/10	3,146
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
51,330	0.679	08/25/33	160
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
14,524	1.158	07/25/33	96
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
782,398	0.479	02/25/34	1,721
Washington Mutual Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
242,742	5.500	06/25/33	15,699

			194,859

Inverse Floaters(a) – 0.0%
FHLMC Series 1544, Class M
1,125	17.420	07/15/08	1,136
FNMA Series 1993-072, Class SA
307	10.152	05/25/08	306
FNMA Series 1993-093, Class SA
529	12.866	05/25/08	528
FNMA Series 1993-095, Class SE
565	13.318	06/25/08	565
FNMA Series 1993-135, Class S
6,152	12.071	07/25/08	6,209
GNMA Series 2001-48, Class SA
26,014	17.331	10/16/31	33,030

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Inverse Floaters(a) – (continued)
GNMA Series 2001-51, Class SB
$25,717	17.331%	10/16/31	$32,716
GNMA Series 2001-59, Class SA
39,112	17.168	11/16/24	49,281

			123,771

Planned Amortization Class – 0.8%
FNMA REMIC Series 1993-63, Class PK
1,226	6.500	05/25/08	1,225
FNMA REMIC Series 1993-76, Class PJ
5,007	6.000	06/25/08	5,008
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	4,997,384

			5,003,617

Regular Floater(a)(d) – 0.2%
FHLMC REMIC Series 3038, Class XA
73,654	0.000	09/15/35	71,162
FHLMC REMIC Series 3313, Class AU
80,788	0.000	04/15/37	87,684
FHLMC REMIC Series 3325, Class SX
1,144,627	0.000	06/15/37	1,159,697
FHLMC Series 3013, Class XH
172,756	0.000	08/15/35	177,917
FNMA Series 2006-81, Class LF
81,287	0.000	09/25/36	82,113

			1,578,573

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 1703, Class GC
851,929	6.500	04/15/09	850,931
FHLMC REMIC Series 1823, Class A
455,719	6.500	08/15/23	458,875
FHLMC REMIC Series 2042, Class N
727,445	6.500	03/15/28	758,415
FHLMC REMIC Series 2458, Class OD
10,901	6.000	04/15/16	10,890
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	1,033,519
FNMA REMIC Series 2000-16, Class ZG
970,712	8.500	06/25/30	1,057,329
FNMA REMIC Trust Series 1993-101, Class PJ
18,007	7.000	06/25/08	18,023

			4,187,982

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$136,856,985

Commercial Mortgage-Backed Securities – 6.1%
Interest Only(a)(b)(e) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
5,008,675	1.174	03/13/40	138,777
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
4,750,327	0.966	01/15/38	108,128
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
5,025,344	1.454	02/11/36	172,022

			418,927

Sequential Fixed Rate – 6.0%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	3,949,129
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.181	09/10/47	4,908,516
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14, Class A4
4,000,000	5.201	12/11/38	3,858,695
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	5,019,748
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.512	11/10/45	4,955,847
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A2
97,031	5.969	03/15/26	97,130
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,937,244
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,964,079
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
3,500,000	5.156	02/15/31	3,414,088
Morgan Stanley Capital I Series 2007-T25, Class A3
7,000,000	5.514	11/12/49	6,852,387
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.210	10/15/44	3,959,968

			40,916,831

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES			$41,335,758

Federal Agencies – 72.6%
Adjustable Rate FHLMC(a) – 0.9%
572,222	4.266	04/01/33	571,223
5,674,399	4.582	08/01/35	5,735,415

			6,306,638

Adjustable Rate FNMA(a) – 1.5%
28,311	5.483	07/01/22	28,396
43,677	5.322	07/01/27	43,823

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – (continued)
$77,818	5.322%	11/01/27	$78,078
9,319	5.322	01/01/31	9,363
16,707	5.322	06/01/32	16,826
39,596	5.483	08/01/32	39,885
2,672,447	5.037	05/01/33	2,674,411
92,580	5.483	05/01/33	92,853
619,849	4.858	06/01/33	618,124
619,523	4.344	12/01/33	619,984
1,056,001	4.592	08/01/34	1,071,745
4,357,323	4.567	02/01/35	4,419,162
37,013	5.322	11/01/35	37,055
174,530	5.322	12/01/37	175,617
81,652	5.322	01/01/38	82,164
63,286	5.322	11/01/40	63,687

			10,071,173

Adjustable Rate GNMA(a) – 0.7%
86,033	6.375	06/20/23	88,427
39,314	5.625	07/20/23	40,252
40,005	5.625	08/20/23	40,947
109,819	5.625	09/20/23	112,440
30,047	6.375	03/20/24	30,772
275,864	6.375	04/20/24	283,597
33,455	6.375	05/20/24	34,378
267,268	6.375	06/20/24	274,805
150,722	5.625	07/20/24	154,358
213,771	5.625	08/20/24	218,920
68,334	5.625	09/20/24	69,939
77,784	5.125	11/20/24	79,342
66,486	5.125	12/20/24	67,803
55,580	6.375	01/20/25	56,911
27,530	6.375	02/20/25	28,190
92,304	6.375	05/20/25	94,861
68,999	5.625	07/20/25	70,664
37,953	6.375	02/20/26	38,855
1,891	5.625	07/20/26	1,937
107,408	6.375	01/20/27	109,985
33,894	6.375	02/20/27	34,692
295,721	6.375	04/20/27	303,968
36,149	6.375	05/20/27	37,184
34,281	6.375	06/20/27	35,237
10,567	5.125	11/20/27	10,772
39,850	5.125	12/20/27	40,621
87,819	6.375	01/20/28	89,890
33,214	6.250	02/20/28	33,991
34,585	6.375	03/20/28	35,411
203,072	5.625	07/20/29	207,459
75,519	5.625	08/20/29	77,132
29,068	5.625	09/20/29	29,715
91,282	5.125	10/20/29	92,882
119,692	5.125	11/20/29	121,842
29,734	5.125	12/20/29	30,256
42,848	6.250	01/20/30	43,749
21,244	6.250	02/20/30	21,704
83,137	6.250	03/20/30	84,846
130,750	6.375	04/20/30	134,167
321,534	6.375	05/20/30	329,767
33,465	6.375	06/20/30	34,321
263,462	5.625	07/20/30	269,331
38,956	5.625	09/20/30	39,814
73,880	4.875	10/20/30	74,905
432,841	4.750	12/20/34	437,344

			4,548,383

FHLMC – 14.6%
201,744	5.000	12/01/12	205,175
34,271	4.000	02/01/14	33,332
571,844	4.000	03/01/14	556,188
112,996	4.000	04/01/14	109,901
125,136	4.000	05/01/14	125,870
9,581	7.000	04/01/15	10,052
22,936	7.000	02/01/16	24,113
78,697	6.000	03/01/16	81,337
363,850	4.500	05/01/18	363,738
720,221	4.000	08/01/18	707,877
6,559,257	4.500	12/01/18	6,561,027
640,970	4.000	04/01/19	627,534
865,215	5.500	04/01/20	885,761
4,629,301	5.500	05/01/21	4,729,662
3,136,985	4.500	08/01/23	3,089,587
32,432	7.500	03/01/27	35,251
2,393,885	6.500	01/01/29	2,506,370
846,118	6.500	04/01/29	886,642
422,872	6.500	12/01/29	442,725
323,328	7.000	04/01/31	343,423
2,563,633	7.000	09/01/31	2,722,965
1,184,456	7.000	04/01/32	1,250,897
2,517,769	7.000	05/01/32	2,659,001
856,421	6.000	05/01/33	882,813
390,086	6.500	08/01/33	407,186
6,000,000	5.500	12/01/37	6,064,517
4,999,998	5.500	01/01/38	5,053,762
56,999,978	5.500	02/01/38	57,612,887

			98,979,593

FNMA – 54.9%
78,542	4.000	06/01/13	79,017
105,931	4.000	07/01/13	106,572
148,850	4.000	08/01/13	149,739
282,106	4.000	09/01/13	283,762
6,648	5.500	09/01/13	6,822
585,124	4.000	10/01/13	588,497
15,771	5.500	02/01/14	16,182
445,975	4.000	04/01/14	448,143
3,164	5.500	04/01/14	3,247
7,070	5.500	04/01/16	7,253
7,622	5.500	08/01/16	7,820
92,476	5.500	11/01/16	94,881
168,490	5.000	12/01/16	171,293
74,085	5.500	12/01/16	76,010
107,087	5.500	01/01/17	109,872
31,690	5.000	02/01/17	32,218

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$244,892	5.000%	04/01/17	$248,967
66,602	5.000	05/01/17	67,710
7,889	5.500	05/01/17	8,098
337,787	5.000	06/01/17	343,406
36,971	5.500	07/01/17	37,947
5,117	5.500	09/01/17	5,252
3,222,456	5.000	11/01/17	3,270,503
2,349,863	5.000	12/01/17	2,384,827
4,542,494	5.000	01/01/18	4,610,146
60,373	5.500	01/01/18	62,034
3,497,660	5.000	02/01/18	3,546,866
49,202	5.500	02/01/18	50,564
6,373	6.000	02/01/18	6,601
8,040,211	5.000	03/01/18	8,153,608
4,769,046	5.000	04/01/18	4,835,647
86,020	5.500	04/01/18	88,391
2,915,227	5.000	05/01/18	2,955,951
15,976	5.500	05/01/18	16,399
62,786	6.000	05/01/18	65,030
13,926,977	4.500	06/01/18	13,895,563
4,220,876	5.000	06/01/18	4,280,159
190,484	5.000	07/01/18	193,203
3,835,120	4.000	08/01/18	3,768,846
83,015	5.000	09/01/18	84,191
80,682	5.000	10/01/18	81,826
575,916	5.000	11/01/18	584,507
387,099	6.000	11/01/18	400,940
554,575	7.000	11/01/18	582,723
576,642	4.000	12/01/18	566,677
3,000,000	4.500	12/01/18	2,992,969
1,319,730	5.500	12/01/18	1,353,738
702,529	6.000	12/01/18	727,648
550,799	6.000	01/01/19	570,493
13,212	5.500	02/01/19	13,555
61,697	5.500	04/01/19	63,213
192,523	6.000	04/01/19	199,769
276,010	4.000	05/01/19	270,242
15,777	5.500	05/01/19	16,194
40,754	6.000	05/01/19	42,201
83,496	5.500	07/01/19	85,549
214,999	5.500	08/01/19	220,283
102,271	5.500	09/01/19	104,785
1,392,476	6.000	09/01/19	1,437,299
1,349,775	4.000	10/01/19	1,321,569
213,703	5.500	10/01/19	218,955
65,944	5.500	11/01/19	67,565
46,545	5.500	12/01/19	47,689
389,126	5.500	02/01/20	399,210
1,752,665	6.000	12/01/20	1,809,082
88,387	5.500	01/01/21	90,559
144,168	7.000	09/01/21	153,401
402,192	7.000	06/01/22	427,518
250,000	5.500	07/01/22	251,836
187,432	7.000	07/01/22	199,234
995,856	5.000	02/01/23	1,003,170
772,999	5.000	03/01/23	778,676
226,991	5.000	04/01/23	228,658
603,855	5.000	05/01/23	608,290
50,381	6.500	01/01/29	52,664
3,702	7.000	01/01/29	3,941
125,582	6.500	04/01/29	131,274
92,750	6.500	05/01/29	96,954
876,119	6.500	06/01/29	915,833
477,271	6.500	07/01/29	498,903
41,024	6.500	09/01/29	42,883
3,865	7.000	09/01/29	4,115
8,768	7.000	02/01/30	9,335
95,955	7.000	08/01/31	100,715
3,843	7.000	03/01/32	4,084
2,845	7.000	04/01/32	3,024
10,910	7.000	05/01/32	11,597
28,023	7.000	06/01/32	29,780
3,715	7.000	07/01/32	3,947
7,127	6.500	08/01/32	7,428
293,402	6.500	11/01/32	305,794
225,554	6.000	01/01/33	232,409
5,353	6.000	02/01/33	5,516
133,359	6.000	06/01/33	137,253
43,984	6.000	07/01/33	45,269
109,667	6.000	09/01/33	112,869
31,309	6.000	10/01/33	32,224
243,385	5.500	07/01/34	246,192
71,769	6.000	11/01/34	73,729
1,837,869	6.000	12/01/34	1,888,068
699,160	7.500	05/01/35	747,264
4,661,735	5.000	10/01/35	4,614,389
433,167	5.000	06/01/36	429,676
388,507	7.500	08/01/36	411,059
25,038	5.500	10/01/36	25,306
24,776	5.000	11/01/36	24,549
244,703	5.500	11/01/36	247,321
1,450,877	5.000	12/01/36	1,437,608
199,279	7.500	12/01/36	210,846
6,547,256	5.500	01/01/37	6,480,761
4,861,225	7.000	01/01/37	5,106,169
292,077	5.000	02/01/37	289,313
632,436	5.000	03/01/37	626,452
1,163,878	5.500	03/01/37	1,175,992
287,311	5.000	04/01/37	284,592
328,838	5.500	04/01/37	332,260
51,468,057	7.000	04/01/37	54,061,393
1,297,616	5.000	05/01/37	1,285,337
4,488,398	5.500	05/01/37	4,442,813
2,152,818	7.500	05/01/37	2,276,035
3,009,335	5.000	06/01/37	2,980,861
1,819,318	5.500	06/01/37	1,838,519
1,334,508	5.000	07/01/37	1,321,881
9,977,409	5.500	07/01/37	9,914,492
34,941,835	7.000	07/01/37	36,700,233
1,997,284	7.500	07/01/37	2,112,987

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$5,448,076	5.500%	08/01/37		$5,504,780
9,789,996	7.000	08/01/37		10,310,297
74,854	7.500	08/01/37		78,661
1,797,702	5.500	09/01/37		1,816,413
31,377,468	7.000	09/01/37		32,958,695
5,360,429	7.500	09/01/37		5,657,493
663,139	5.000	10/01/37		656,865
1,578,523	5.500	10/01/37		1,594,954
153,496	6.500	10/01/37		157,813
555,419	7.000	10/01/37		576,490
3,282,399	7.500	10/01/37		3,464,622
2,339,253	5.000	11/01/37		2,317,119
9,953,836	5.500	11/01/37		9,866,543
137,930	6.500	11/01/37		143,032
10,517,775	7.500	11/01/37		11,116,506
6,186,193	8.000	11/01/37		6,608,311
510,710	5.000	12/01/37		505,877
7,460,739	5.500	12/01/37		7,455,472
109,142	7.500	12/01/37		115,465
3,744,146	8.000	12/01/37		3,979,189
888,616	5.000	01/01/38		880,253
9,231,964	5.500	01/01/38		9,245,794
159,053	8.000	01/01/38		168,856
2,387,952	5.000	02/01/38		2,365,449
5,478,450	5.500	02/01/38		5,434,407
12,689,547	5.000	03/01/38		12,556,447
4,791,950	5.500	03/01/38		4,760,337
8,758,284	5.000	04/01/38		8,669,748
2,000,000	5.000	TBA-15yr(f	)	2,018,750
4,000,000	5.500	TBA-15yr(f	)	4,037,500

				372,477,306

GNMA – 0.0%
1,038	6.000	12/15/23		1,073
31,775	6.000	03/15/26		32,967
26,455	6.000	04/15/26		27,448

				61,488

TOTAL FEDERAL AGENCIES				$492,444,581

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $699,899,227)				$670,637,324

Agency Debenture(g) – 0.4%

Tennessee Valley Authority
$2,800,000	5.375%	04/01/56		$3,099,286
(Cost $2,791,690)

Asset-Backed Securities – 1.4%

Home Equity – 1.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(e)
$2,240,055	3.599%	10/25/37		$2,016,049
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
570,000	3.849	10/25/37		370,500
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
1,100,000	4.049	10/25/37		605,000
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(a)
1,562	6.970	12/25/13		1,540
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
58,787	3.078	10/15/28		51,747
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
272,813	3.078	06/15/29		211,198
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
88,703	3.038	12/15/29		80,138
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
842,668	3.108	02/15/34		642,389
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
84,632	3.108	12/15/33		67,900
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
316,392	3.098	02/15/34		258,720
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
545,913	3.058	04/15/35		475,009
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
789,182	7.000	09/25/37		453,815
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
784,413	7.000	09/25/37		443,843
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
3,330,195	3.736	11/20/36		2,883,219
Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(a)
548,071	2.969	01/25/34		486,670
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
259,799	3.079	03/25/34		197,366

				9,245,103

TOTAL ASSET-BACKED SECURITIES
(Cost $11,837,049)				$9,245,103

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 100.6%
(Cost $714,527,966)				$682,981,713

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(h) – 0.5%

Joint Repurchase Agreement Account II
$3,100,000	2.496%	04/01/08	$3,100,000
Maturity Value: $3,100,215
(Cost $3,100,000)

TOTAL INVESTMENTS – 101.1%
(Cost $717,627,966)			$686,081,713

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(7,630,889)

NET ASSETS – 100.0%			$678,450,824

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,410,476, which represents approximately 0.5% of net assets as of March 31, 2008.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $6,056,250 which represents approximately 0.9% of net assets as of March 31, 2008.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 65.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
CMBS	—	Commercial Mortgage Backed Securities

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(80)	June 2008	$(19,546,000)	$(249,014)
Eurodollars	(74)	September 2008	(18,112,425)	(208,219)
Eurodollars	(15)	December 2008	(3,669,000)	(34,872)
Eurodollars	(15)	March 2009	(3,668,063)	(33,239)
Eurodollars	(15)	June 2009	(3,661,125)	(28,926)
Eurodollars	(24)	September 2009	(5,845,500)	(40,459)
Eurodollars	(24)	December 2009	(5,828,700)	(31,459)
U.S. Treasury Bonds	(133)	June 2008	(15,799,984)	(144,289)
2 Year U.S. Treasury Notes	417	June 2008	89,511,656	(304,182)
5 Year U.S. Treasury Notes	(742)	June 2008	(84,761,906)	381,693
10 Year U.S. Treasury Notes	(117)	June 2008	(13,917,516)	(14,836)

TOTAL				$(707,802)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS —  At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$12,000		09/02/10	4.309%	3 month LIBOR	$—	$472,657
	15,000		10/06/10	4.703	3 month LIBOR	—	913,913
	15,600	(a)	06/18/13	4.500	3 month LIBOR	136,543	662,925
	4,400	(a)	06/18/18	5.000	3 month LIBOR	306,610	8,392
	7,000	(a)	06/18/18	3 month LIBOR	5.000%	(452,855)	(48,283)
	21,500	(a)	06/18/23	3 month LIBOR	5.250	(1,266,756)	(578,226)
	4,200	(a)	06/18/28	3 month LIBOR	5.250	(366,066)	5,045
	6,900	(a)	06/18/28	5.250	3 month LIBOR	502,127	90,980
Bear Stearns & Co., Inc.	8,600	(a)	06/18/18	3 month LIBOR	5.000	(106,238)	(509,446)
	8,400	(a)	06/18/28	5.250	3 month LIBOR	133,557	588,485
Deutsche Bank Securities, Inc.	22,340	(a)	11/17/10	3 month LIBOR	4.315	—	(691,089)
	10,540	(a)	12/24/10	3 month LIBOR	3.780	—	(203,207)
	4,380	(a)	12/29/10	3 month LIBOR	4.000	—	(101,934)
	6,280	(a)	12/29/10	3 month LIBOR	3.868	—	(130,316)
	10,210	(a)	01/07/11	3 month LIBOR	3.658	—	(167,867)
	6,800	(a)	01/28/11	3 month LIBOR	3.161	—	(41,937)
	15,700	(a)	06/18/13	3 month LIBOR	4.500	(410,623)	(393,970)
	28,100	(a)	06/18/13	4.500	3 month LIBOR	279,635	1,160,432
	19,700	(a)	11/17/15	4.920	3 month LIBOR	—	1,182,000
	9,200	(a)	12/24/15	4.520	3 month LIBOR	—	303,021
	3,800	(a)	12/29/15	4.745	3 month LIBOR	—	175,832
	5,500	(a)	12/29/15	4.630	3 month LIBOR	—	216,265
	8,900	(a)	01/07/16	4.487	3 month LIBOR	—	267,247
	5,900	(a)	01/28/16	4.224	3 month LIBOR	—	74,551
	19,800	(a)	06/18/18	3 month LIBOR	5.000	(792,070)	(625,435)
	7,300	(a)	06/18/18	5.000	3 month LIBOR	341,034	181,582
	8,700	(a)	06/18/23	3 month LIBOR	5.250	(484,026)	(262,548)
	19,700	(a)	06/18/23	5.250	3 month LIBOR	865,106	825,411
	7,100	(a)	06/18/28	3 month LIBOR	5.250	(341,666)	(268,632)
	16,500	(a)	06/18/28	5.250	3 month LIBOR	619,572	798,726
	5,500	(a)	11/17/38	3 month LIBOR	5.309	—	(500,792)
	2,520	(a)	12/24/38	3 month LIBOR	5.011	—	(102,729)
	1,060	(a)	12/29/38	3 month LIBOR	5.215	—	(77,347)
	1,520	(a)	12/29/38	3 month LIBOR	5.121	—	(88,308)
	2,440	(a)	01/07/39	3 month LIBOR	5.017	—	(99,504)
	1,620	(a)	01/28/39	3 month LIBOR	4.939	—	(43,757)
JPMorgan Securities, Inc.	30,000	(a)	06/18/13	4.500	3 month LIBOR	1,384,943	152,495
	14,100	(a)	06/18/15	5.000	3 month LIBOR	407,414	667,933
	10,000		03/07/16	3 month LIBOR	5.183	—	(927,005)
	61,300	(a)	06/18/18	5.000	3 month LIBOR	1,858,040	2,530,500
	6,500	(a)	06/18/18	3 month LIBOR	5.000	(169,919)	(295,424)
	18,200	(a)	06/18/28	3 month LIBOR	5.250	(810,378)	(754,048)
	6,600	(a)	06/18/28	5.250	3 month LIBOR	93,164	474,154
	5,400	(a)	06/18/38	5.250	3 month LIBOR	246,557	258,137

TOTAL						$1,973,705	$5,098,879

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN INDEX SWAP CONTRACTS

	Notional
	Amount	Termination	Unrealized
Swap Counterparty	(000s)	Date	Gain

Banc of America Securities LLC	$18,000	06/03/08	$408,709
Citibank, Inc.	2,500	06/03/08	57,533
DMG & Partners	2,200	06/03/08	50,057

TOTAL			$516,299

The fund receives monthly payments based on any positive monthly duration adjusted return of the Banc of America Securities LLC CMBS AAA 10 Yr Index. The fund makes payments on any negative monthly duration adjusted return of such index.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – 92.5%

Automotive – 0.6%
Ford Motor Credit Co. LLC
$1,700,000	5.700%		01/15/10	$1,480,331

Banks – 19.7%
ANZ Capital Trust I(a)(b)
1,725,000	4.484		01/29/49	1,704,855
ANZ Capital Trust II(a)(b)
800,000	5.360		12/29/49	761,873
Astoria Financial Corp.(b)
225,000	5.750		10/15/12	212,439
Banca Popolare di Bergamo Capital Trust(b)(c)
EUR475,000	8.364		02/15/49	760,959
Bank of America Corp.
$5,000,000	5.420		03/15/17	4,959,485
1,675,000	8.000	(b)(c)	01/30/49	1,677,010
Citigroup, Inc.
2,525,000	6.875		03/05/38	2,523,215
GreenPoint Financial Corp.
600,000	3.200		06/06/08	596,301
HBOS PLC(a)(b)(c)
1,750,000	5.375		11/01/49	1,501,848
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610		06/27/49	909,065
Huntington National Bank
1,000,000	8.000		04/01/10	1,052,398
ING Capital Funding Trust III(b)(c)
1,075,000	8.439		12/31/49	1,072,519
JPMorgan Chase Bank NA
2,575,000	6.000		10/01/17	2,692,138
JPMorgan Chase Capital Co. Series T(b)
1,650,000	6.550		09/29/36	1,443,517
Lehman Brothers Holdings E-Capital Trust I(b)(c)
675,000	3.850		08/19/65	405,128
Manufacturers & Traders Trust Co.(b)(c)
1,495,000	5.585		12/28/20	1,392,897
Mizuho JGB Investment LLC(a)(b)(c)
1,275,000	9.870		06/30/49	1,280,298
MUFG Capital Finance 1 Ltd.(b)(c)
3,025,000	6.346		07/25/49	2,420,000
Nordea Bank Sweden AB(a)(b)(c)
2,380,000	8.950		11/29/49	2,512,968
PNC Bank NA
500,000	4.875		09/21/17	448,614
850,000	6.000		12/07/17	818,734
400,000	6.875		04/01/18	406,785
Popular North America, Inc.
1,770,000	4.250		04/01/08	1,769,799
RBS Capital Trust II(b)(c)
1,000,000	5.512		09/30/49	804,385
Resona Bank Ltd.(a)(b)(c)
1,475,000	5.850		04/15/49	1,225,740
EUR925,000	4.125		09/27/49	1,230,917
Resona Preferred Global Securities Ltd.(a)(b)(c)
$3,475,000	7.191		07/30/49	3,034,815
Royal Bank of Scotland Group PLC(b)
2,425,000	9.118		03/31/49	2,446,374
Santander Issuances SA Unipersonal(a)(b)(c)
700,000	5.805		06/20/16	694,623
Sovereign Bank(b)(c)
455,000	4.375		08/01/13	414,518
Sumitomo Mitsui Banking Corp.(a)(b)(c)
450,000	5.625		10/15/49	380,619
Tokai Preferred Capital Co. LLC(a)(b)(c)
650,000	9.980		12/29/49	652,962
Unicredito Italiano Capital Trust II(a)(b)(c)
500,000	9.200		10/05/49	492,650
VTB Capital (Vneshtorgbank)(a)(c)
700,000	3.839		08/01/08	692,125
Wachovia Capital Trust III(b)(c)
1,775,000	5.800		03/15/42	1,264,687
Washington Mutual Bank
500,000	5.950		05/20/13	427,500
Wells Fargo & Co.
1,350,000	4.375		01/31/13	1,343,087

				48,427,847

Brokerage – 8.1%
Bear Stearns Cos., Inc.
5,500,000	6.400		10/02/17	5,430,705
Lehman Brothers Capital Trust VII(b)(c)
825,000	5.857		11/29/49	521,813
Lehman Brothers Holdings, Inc.
EUR4,400,000	5.375		10/17/12	6,127,857
$750,000	6.200		09/26/14	739,743
Merrill Lynch & Co., Inc.
1,200,000	6.400		08/28/17	1,172,461
Morgan Stanley & Co.(b)
5,100,000	5.550		04/27/17	4,796,122
1,225,000	6.625		04/01/18	1,225,431

				20,014,132

Captive Auto – 0.4%
General Motors Acceptance Corp.
1,275,000	6.875		09/15/11	982,588

Captive Financial(b) – 0.7%
Nelnet, Inc.
1,760,000	5.125		06/01/10	1,707,450

Distributor(a)(b) – 0.4%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000		06/01/16	1,078,000

Diversified Manufacturing(b) – 0.8%
Tyco International Group SA
2,000,000	6.875		01/15/29	1,955,436

Electric(b) – 3.7%
Arizona Public Service Co.
500,000	6.250		08/01/16	494,265
CenterPoint Energy, Inc. Series B
350,000	7.250		09/01/10	371,938

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Electric(b) – (continued)
Commonwealth Edison Co.
$1,475,000	6.150%		09/15/17	$1,514,254
1,025,000	5.900		03/15/36	923,986
MidAmerican Energy Holdings Co.
375,000	5.750	(a)	04/01/18	378,688
2,100,000	6.125		04/01/36	2,039,650
NiSource Finance Corp.(c)
500,000	3.663		11/23/09	485,364
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,079,394
Public Service Co. of Oklahoma Series G
1,650,000	6.625		11/15/37	1,576,319
Tampa Electric Co.
275,000	6.550		05/15/36	272,082

				9,135,940

Energy(b) – 3.6%
EnCana Corp.
2,325,000	6.500		02/01/38	2,308,669
Kerr-McGee Corp.
3,000,000	6.950		07/01/24	3,180,378
Valero Energy Corp.
3,450,000	6.625		06/15/37	3,297,731

				8,786,778

Entertainment – 0.6%
Time Warner Entertainment Co.
1,290,000	8.375		03/15/23	1,427,885

Food & Beverage – 0.8%
Cargill, Inc.(a)(b)
1,250,000	6.000		11/27/17	1,260,813
Kraft Foods, Inc.
750,000	6.500		08/11/17	769,462

				2,030,275

Gaming(b) – 0.9%
Harrah’s Operating Co., Inc.
2,425,000	5.500		07/01/10	2,121,875

Health Care Services(b) – 1.1%
UnitedHealth Group, Inc.
2,650,000	5.500		11/15/12	2,689,697

Life Insurance – 6.6%
American International Group, Inc.(b)
700,000	6.250		03/15/37	567,073
Americo Life, Inc.(a)(b)
550,000	7.875		05/01/13	573,767
AXA Financial, Inc.(b)
805,000	7.750		08/01/10	883,385
AXA SA(a)(b)(c)
550,000	6.463		12/31/49	441,439
Lincoln National Corp.(b)(c)
1,600,000	7.000		05/17/66	1,480,169
Nationwide Life Global Funding I(a)
2,450,000	5.450		10/02/12	2,609,892
Phoenix Life Insurance Co.(a)(b)
2,600,000	7.150		12/15/34	2,652,801
Reinsurance Group of America, Inc.
625,000	6.750		12/15/11	643,662
2,250,000	6.750	(b)(c)	12/15/65	1,980,262
SL Finance PLC(b)(c)
EUR650,000	6.375		07/12/22	998,788
Stingray Pass-Through Trust(a)
$400,000	5.902		01/12/15	72,000
Symetra Financial Corp.(a)(b)
1,600,000	6.125		04/01/16	1,494,051
725,000	8.300	(c)	10/15/37	707,414
The MONY Group, Inc.(b)
1,000,000	8.350		03/15/10	1,078,621

				16,183,324

Lodging(b) – 0.8%
Starwood Hotels & Resorts Worldwide, Inc.
1,925,000	6.250		02/15/13	1,922,588

Media – Cable – 1.6%
British Sky Broadcasting Group PLC(a)(b)
1,975,000	6.100		02/15/18	1,970,485
Comcast Cable Communications Holdings LLC(b)
325,000	6.750		01/30/11	337,890
Comcast Cable Communications Holdings, Inc.
1,350,000	9.455		11/15/22	1,636,726

				3,945,101

Media – Non Cable(b) – 1.7%
AMFM, Inc.
1,700,000	8.000		11/01/08	1,757,054
News America, Inc.(a)
2,450,000	6.650		11/15/37	2,470,798

				4,227,852

Metals & Mining(b) – 1.0%
Inco Ltd.
2,050,000	5.700		10/15/15	1,979,144
Xstrata Canada Corp.
500,000	7.250		07/15/12	537,642

				2,516,786

Noncaptive – Financial – 5.3%
American General Finance Corp.(d)(e)
1,825,000	8.450		10/15/09	1,932,668
Countrywide Home Loans, Inc.
350,000	5.625		07/15/09	321,105
804,000	4.125		09/15/09	724,379
GATX Financial Corp.(b)
3,400,000	5.125		04/15/10	3,436,791
MGIC Investment Corp.(b)
1,300,000	5.625		09/15/11	1,087,926
Nelnet, Inc.(b)(c)
625,000	7.400		09/29/36	561,599
PHH Corp.(b)
750,000	7.125		03/01/13	714,440

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Noncaptive – Financial – (continued)
Residential Capital LLC(b)
$625,000	8.375%		06/30/10	$314,062
SLM Corp.
5,000,000	5.400		10/25/11	4,038,420

				13,131,390

Pipelines(b) – 6.1%
Energy Transfer Partners LP
6,652,000	5.950		02/01/15	6,476,221
Enterprise Products Operating LP
2,350,000	5.600		10/15/14	2,271,145
275,000	5.000		03/01/15	254,722
Gulf South Pipeline Co. LP(a)
2,375,000	6.300		08/15/17	2,463,160
ONEOK Partners LP
1,400,000	6.850		10/15/37	1,385,427
Panhandle Eastern Pipe Line Co.
150,000	4.800		08/15/08	150,187
Southern Natural Gas Co.(a)
700,000	5.900		04/01/17	698,633
TransCanada PipeLines Ltd.(c)
1,500,000	6.350		05/15/67	1,325,826

				15,025,321

Property/Casualty Insurance – 8.9%
Ace Capital Trust II(b)
250,000	9.700		04/01/30	285,240
Ace INA Holdings, Inc.(b)
1,500,000	6.700		05/15/36	1,453,793
AON Capital Trust A
1,000,000	8.205		01/01/27	959,230
Arch Capital Group Ltd.(b)
1,245,000	7.350		05/01/34	1,183,374
Aspen Insurance Holdings Ltd.(b)
1,025,000	6.000		08/15/14	1,081,542
Catlin Insurance Co. Ltd.(a)(b)(c)
1,050,000	7.249		01/19/49	876,404
CNA Financial Corp.(b)
1,000,000	5.850		12/15/14	968,584
Endurance Specialty Holdings Ltd.(b)
1,100,000	6.150		10/15/15	1,140,239
1,350,000	7.000		07/15/34	1,230,432
Everest Reinsurance Holdings, Inc.(b)(c)
1,500,000	6.600		05/15/37	1,264,320
Marsh & McLennan Cos., Inc.(b)
1,000,000	5.150		09/15/10	1,012,095
PartnerRe Finance(b)(c)
175,000	6.440		12/01/66	149,042
QBE Capital Funding II LP(a)(b)(c)
925,000	6.797		06/01/49	837,995
QBE Insurance Group Ltd.(a)(b)(c)
855,000	5.647		07/01/23	873,056
Swiss Re Capital I LP(a)(b)(c)
2,475,000	6.854		05/29/49	2,303,146
The Chubb Corp.(b)(c)
1,625,000	6.375		03/29/37	1,513,312
The Travelers Cos., Inc.(b)(c)
1,300,000	6.250		03/15/37	1,146,631
White Mountains Reinsurance Group Ltd.(a)(b)
1,725,000	6.375		03/20/17	1,661,993
ZFS Finance USA Trust II(a)(b)(c)
2,100,000	6.450		12/15/65	1,909,007

				21,849,435

Real Estate Investment Trusts – 11.4%
Arden Realty LP(b)
1,160,000	5.200		09/01/11	1,216,375
BRE Properties, Inc.(b)
3,525,000	7.450		01/15/11	3,649,348
Camden Property Trust(b)
1,650,000	4.375		01/15/10	1,610,809
Colonial Realty LP(b)
1,750,000	6.050		09/01/16	1,464,933
Health Care Property Investors, Inc.(b)
1,825,000	5.950		09/15/11	1,769,383
Highwoods Properties, Inc.(b)
2,925,000	5.850		03/15/17	2,498,526
Hospitality Properties Trust(b)
2,150,000	6.700		01/15/18	1,841,675
iStar Financial, Inc. Series B(b)
3,200,000	5.700		03/01/14	2,304,000
Liberty Property LP(b)
225,000	7.750		04/15/09	229,303
Pan Pacific Retail Properties, Inc.(b)
1,350,000	5.950		06/01/14	1,323,204
Post Apartment Homes LP
1,500,000	7.700		12/20/10	1,569,909
3,000,000	6.300	(b)	06/01/13	2,967,846
ProLogis(b)
2,250,000	5.500		04/01/12	2,255,544
Shurgard Storage Centers, Inc.(b)
2,050,000	7.750		02/22/11	2,253,321
Simon Property Group LP(b)
200,000	7.000	(d)	06/15/08	202,551
1,000,000	5.600		09/01/11	1,000,465

				28,157,192

Restaurants(b) – 0.5%
Darden Restaurants, Inc.
1,225,000	5.625		10/15/12	1,217,972

Retailers(b) – 1.1%
CVS Caremark Corp.
800,000	6.250		06/01/27	797,262
Federated Retail Holdings, Inc.
2,050,000	5.350		03/15/12	1,953,226

				2,750,488

Software(b) – 0.4%
Sabre Holdings Corp.
1,300,000	8.350		03/15/16	997,750

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Technology(b) – 1.0%
Computer Sciences Corp.(a)
$475,000	6.500%	03/15/18	$482,596
Fiserv, Inc.
1,775,000	6.125	11/20/12	1,829,163

			2,311,759

Tobacco – 0.5%
Imperial Tobacco Overseas BV
1,200,000	7.125	04/01/09	1,243,318

Wireless Telecommunications(b) – 2.0%
AT&T Wireless Services, Inc.
900,000	8.750	03/01/31	1,084,797
Sprint Capital Corp.
1,500,000	7.625	01/30/11	1,387,500
3,150,000	6.875	11/15/28	2,346,750

			4,819,047

Wirelines Telecommunications – 2.2%
Ameritech Capital Funding
575,000	6.250	05/18/09	599,058
Deutsche Telekom International Finance BV
1,650,000	8.250	06/15/30	1,965,609
France Telecom SA
EUR175,000	8.125	01/28/33	338,709
Telecom Italia Capital(b)
$700,000	4.000	01/15/10	686,690
1,700,000	4.950	09/30/14	1,542,663
TPSA Finance BV(a)
350,000	7.750	12/10/08	360,665

			5,493,394

TOTAL CORPORATE BONDS
(Cost $240,972,836)			$227,630,951

Emerging Market Debt(a)(b) – 0.5%

Lukoil International Finance BV
$1,525,000	6.656%	06/07/22	$1,336,281
(Cost $1,525,000)

Municipal Bond(b) – 0.1%

Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
$375,000	5.125%	06/01/24	$349,673
(Cost $363,168)

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stock(b) – 0.3%

FNMA
$34,000	8.250%	12/31/10	$817,700
(Cost $850,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 93.4%
(Cost $243,711,004)			$230,134,605

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Repurchase Agreement(f) – 2.2%

Joint Repurchase Agreement Account II
$5,300,000	2.496%	04/01/08	$5,300,000
Maturity Value: $5,300,367
(Cost $5,300,000)

TOTAL INVESTMENTS – 95.6%
(Cost $249,011,004)			$235,434,605

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.4%			10,731,766

NET ASSETS – 100.0%			$246,166,371

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $46,588,442, which represents approximately 18.9% of net assets as of March 31, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 65.

Investment Abbreviations:
FNMA	—	Federal National Mortgage Association
RB	—	Revenue Bond
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Euro	Sale	04/30/08	$9,967,846	$9,964,300	$3,546

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Sale	05/21/08	$511,768	$518,956	$(7,188)

FUTURES CONTRACTS — At March 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(4)	June 2008	$(977,300)	$(3,835)
Eurodollars	(8)	September 2008	(1,958,100)	(8,530)
Eurodollars	(8)	December 2008	(1,956,800)	(8,430)
Eurodollars	(8)	March 2009	(1,956,300)	(11,254)
Eurodollars	(8)	June 2009	(1,952,600)	(12,354)
Eurodollars	(13)	September 2009	(3,166,312)	(21,495)
Eurodollars	(13)	December 2009	(3,157,213)	(20,032)
5 Year Euro-Bond	(65)	June 2008	(11,327,562)	122,937
U.S. Treasury Bonds	159	June 2008	18,888,703	57,881
2 Year U.S. Treasury Notes	82	June 2008	17,601,813	121,892
5 Year U.S. Treasury Notes	102	June 2008	11,651,906	56,376
10 Year U.S. Treasury Notes	(511)	June 2008	(60,785,047)	(1,469,618)

TOTAL				$(1,196,462)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

				Rates Exchanged

	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$8,000		09/02/10	4.309%	3 month LIBOR	$—	$315,105
	2,700	(a)	06/18/13	4.500	3 month LIBOR	23,632	114,737
	7,000		10/19/15	4.965	3 month LIBOR	—	646,247
	2,300	(a)	06/18/18	3 month LIBOR	5.000%	(149,181)	(15,478)
	1,400	(a)	06/18/18	5.000	3 month LIBOR	97,558	2,670
	4,400	(a)	06/18/23	3 month LIBOR	5.250	(269,412)	(108,166)
	2,300	(a)	06/18/28	5.250	3 month LIBOR	167,375	30,327
	1,400	(a)	06/18/28	3 month LIBOR	5.250	(122,022)	1,682
	4,000		03/19/35	5.288	3 month LIBOR	—	408,900
	2,800		04/09/35	5.266	3 month LIBOR	—	317,734
Deutsche Bank Securities, Inc.	10,660	(a)	11/17/10	3 month LIBOR	4.315	—	(329,768)
	4,010	(a)	12/24/10	3 month LIBOR	3.780	—	(77,311)
	1,950	(a)	12/29/10	3 month LIBOR	4.000	—	(45,382)
	2,860	(a)	12/29/10	3 month LIBOR	3.868	—	(59,348)
	4,470	(a)	01/07/11	3 month LIBOR	3.658	—	(73,493)
	2,770	(a)	01/28/11	3 month LIBOR	3.161	—	(17,083)
	9,000	(a)	06/18/13	4.500	3 month LIBOR	76,852	384,379
	9,400	(a)	11/17/15	4.920	3 month LIBOR	—	564,000
	3,500	(a)	12/24/15	4.520	3 month LIBOR	—	115,280
	1,700	(a)	12/29/15	4.745	3 month LIBOR	—	78,662
	2,500	(a)	12/29/15	4.630	3 month LIBOR	—	98,302
	3,900	(a)	01/07/16	4.487	3 month LIBOR	—	117,108
	2,400	(a)	01/28/16	4.224	3 month LIBOR	—	30,326
	5,350	(a)	06/18/18	3 month LIBOR	5.000	(224,519)	(158,494)
	2,400	(a)	06/18/18	5.000	3 month LIBOR	111,991	59,829
	14,900	(a)	06/18/23	3 month LIBOR	5.250	(547,296)	(731,318)
	5,250	(a)	06/18/28	5.250	3 month LIBOR	199,556	251,721
	2,300	(a)	06/18/28	3 month LIBOR	5.250	(110,583)	(87,120)
	2,620	(a)	11/17/38	3 month LIBOR	5.309	—	(238,559)
	960	(a)	12/24/38	3 month LIBOR	5.011	—	(39,135)
	470	(a)	12/29/38	3 month LIBOR	5.215	—	(34,296)
	690	(a)	12/29/38	3 month LIBOR	5.121	—	(40,087)
	1,070	(a)	01/07/39	3 month LIBOR	5.017	—	(43,635)
	660	(a)	01/28/39	3 month LIBOR	4.939	—	(17,827)
JPMorgan Securities, Inc.	10,200	(a)	06/18/13	4.500	3 month LIBOR	75,187	447,543
	26,100	(a)	06/18/15	5.000	3 month LIBOR	753,821	1,236,713
	5,900	(a)	06/18/18	5.000	3 month LIBOR	171,823	250,564
	2,050	(a)	06/18/18	3 month LIBOR	5.000	(53,755)	(93,007)
	5,900	(a)	06/18/28	3 month LIBOR	5.250	(262,377)	(244,772)
	4,750	(a)	06/18/28	5.250	3 month LIBOR	72,491	335,806
	2,800	(a)	06/18/38	5.250	3 month LIBOR	127,844	133,849

TOTAL						$138,985	$3,487,205

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates paid		Upfront Payments
		Amount	(received) by	Termination	made (received)	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	by the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.000%, 02/15/13	$475	(1.180)%	03/20/18	$—	$(4,257)
Deutsche Bank Securities, Inc.	Core Investment Grade Bond Trust	18,000	(0.650)	12/20/16	(126,679)	1,317,360
	CDX North America Investment Grade Index	20,000	(0.600)	06/20/17	565,767	930,320
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	44,000	(0.600)	12/20/12	1,928,970	(276,039)
Protection Sold:
JPMorgan Securities, Inc.	Countrywide Home Loans, Inc. 4.000%, 03/22/11	2,500	0.450	03/20/12	—	(310,712)
	6.000%, 01/24/18	200	2.300	03/20/13	—	(6,099)
Salomon Smith Barney, Inc.	Residential Capital LLC 6.500%, 04/17/13	675	2.570	09/20/12	—	(325,857)
	Countrywide Home Loans,Inc. 6.000%, 01/24/18	50	2.350	03/20/13	—	(1,428)
	6.000%, 01/24/18	175	2.400	03/20/13	—	(4,655)

TOTAL					$2,368,058	$1,318,633

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – 91.8%

Aerospace – 0.4%
Esterline Technologies Corp. (B+/B1)
$770,000	7.750%		06/15/13	$783,475
Mecachrome International, Inc. (B+/B3)
EUR 3,500,000	9.000		05/15/14	4,779,662
Moog, Inc. (BB-/Ba3)
$210,000	6.250		01/15/15	199,500
TransDigm, Inc. (B-/B3)
5,250,000	7.750		07/15/14	5,223,750
Vought Aircraft Industries, Inc. (CCC/B3)
2,750,000	8.000		07/15/11	2,536,875

				13,523,262

Agriculture – 0.7%
Land O’ Lakes, Inc. (BB/Ba2)
320,000	8.750		11/15/11	327,200
Land O’ Lakes, Inc. (BBB-/Ba1)
3,150,000	9.000		12/15/10	3,268,125
National Beef Packing Co. LLC/NB Finance Corp. (B-/Caa1)
2,750,000	10.500		08/01/11	2,612,500
Pilgrim’s Pride Corp. (B/B2)
4,750,000	8.375		05/01/17	4,180,000
Pilgrim’s Pride Corp. (B+/B1)
6,000,000	7.625		05/01/15	5,760,000
Smithfield Foods, Inc. (BB/Ba3)
750,000	7.750		05/15/13	738,750
4,250,000	7.750		07/01/17	4,122,500
Tereos Europe (BB/Ba3)
EUR 3,750,000	6.375		04/15/14	4,351,426

				25,360,501

Automotive – 2.8%
FCE Bank PLC (B+/B1)
2,000,000	5.728	(a)	09/30/09	2,810,173
6,500,000	7.125		01/16/12	8,209,494
10,250,000	7.125		01/15/13	12,783,918
Ford Motor Co. (CCC+/Caa1)
$9,000,000	7.450		07/16/31	5,962,500
1,250,000	8.900		01/15/32	937,500
Ford Motor Credit Co. LLC (B/B1)
4,735,000	7.875		06/15/10	4,159,720
2,500,000	9.750		09/15/10	2,240,213
11,250,000	9.875		08/10/11	10,013,315
14,000,000	7.250		10/25/11	11,522,965
7,000,000	7.000		10/01/13	5,500,228
9,250,000	8.000		12/15/16	7,250,002
General Motors Corp. (B-/Caa1)
EUR 2,250,000	7.250		07/03/13	2,806,226
$2,000,000	7.125		07/15/13	1,540,000
2,000,000	7.700		04/15/16	1,460,000
1,750,000	8.800	(b)	03/01/21	1,303,750
2,750,000	8.250		07/15/23	1,925,000
EUR 2,375,000	8.375		07/05/33	2,709,034
$18,540,000	8.375		07/15/33	13,163,400
General Motors Nova Scotia Finance Co. (B-/Caa1)
750,000	6.850		10/15/08	738,750

				97,036,188

Automotive – Distributor – 0.1%
Keystone Automotive Operations, Inc. (CCC/Caa2)
4,000,000	9.750		11/01/13	2,200,000

Automotive Parts – 1.4%
Accuride Corp. (B-/B3)
3,000,000	8.500		02/01/15	2,445,000
Allison Transmission, Inc. (B-/Caa1)(c)
4,500,000	11.000		11/01/15	3,870,000
3,250,000	11.250	(d)	11/01/15	2,697,500
Lear Corp. Series B (B-/B3)
3,000,000	8.500		12/01/13	2,670,000
Tenneco Automotive, Inc. (BB/Ba3)
1,029,000	10.250		07/15/13	1,083,022
Tenneco, Inc. (B/B3)
3,250,000	8.625		11/15/14	3,193,125
Tenneco, Inc. (B+/B2)(c)
2,000,000	8.125		11/15/15	1,985,000
The Goodyear Tire & Rubber Co. (BB-/Ba3)
1,950,000	9.000		07/01/15	2,071,875
The Goodyear Tire & Rubber Co. (BB-/WR)
5,000,000	7.857		08/15/11	5,100,000
TRW Automotive, Inc. (BB/Ba3)
EUR 7,000,000	6.375		03/15/14	9,283,043
$6,000,000	7.000	(c)	03/15/14	5,520,000
825,000	7.250	(c)	03/15/17	750,750
United Components, Inc. (CCC+/Caa1)
5,500,000	9.375		06/15/13	5,039,375
Visteon Corp. (B-/Caa2)
3,500,000	8.250		08/01/10	2,870,000
2,000,000	7.000		03/10/14	1,275,000

				49,853,690

Building Materials – 3.1%
ACIH, Inc. (CCC-/Caa3)(c)(e)
6,000,000	11.500		12/15/12	1,710,000
Associated Materials, Inc. (CCC/Caa2)(e)
13,500,000	11.250		03/01/14	9,247,500
Associated Materials, Inc. (CCC+/B3)
1,250,000	9.750		04/15/12	1,212,500
Calcipar SA (BB+/Ba2)(a)
EUR 6,275,000	5.890		07/01/14	7,380,453
CPG International, Inc. (B/B3)
$3,500,000	10.500		07/01/13	2,957,500
Grohe Holding GMBH (B/B2)(a)
EUR 2,500,000	7.451		01/15/14	3,295,638
Grohe Holding GMBH (CCC+/B3)
23,000,000	8.625		10/01/14	27,959,641
Heating Finance PLC (CCC+/Caa2)
GBP 2,000,000	7.875		03/31/14	793,860
Interface, Inc. (B-/B3)
$2,000,000	9.500		02/01/14	2,070,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Building Materials – (continued)
Legrand S.A. (BBB/Baa3)
$5,050,000	8.500%		02/15/25	$5,504,500
Masonite Corp.
7,000,000	11.000		04/06/15	4,838,750
Nortek, Inc. (CCC+/Caa1)
25,000,000	8.500		09/01/14	18,562,500
NTK Holdings, Inc. (CCC+/Caa2)(e)
14,000,000	10.750		03/01/14	6,860,000
Owens Corning, Inc. (BBB-/Ba1)
3,250,000	6.500		12/01/16	2,682,814
1,750,000	7.000		12/01/36	1,249,828
Panolam Industries International, Inc. (CCC+/Caa1)
6,500,000	10.750		10/01/13	5,200,000
PLY Gem Industries, Inc. (CCC+/Caa1)
7,000,000	9.000		02/15/12	5,110,000
Texas Industries, Inc. (BB-/Ba3)
2,500,000	7.250		07/15/13	2,431,250
Werner Holdings Co., Inc. (WR)(f)
3,000,000	10.000		11/15/07	300

				109,067,034

Capital Goods – 2.6%
Altra Industrial Motion, Inc. (B/B2)
4,000,000	9.000		12/01/11	3,720,000
Baldor Electric Co. (B/B3)
13,500,000	8.625		02/15/17	13,365,000
Belden, Inc. (BB-/Ba1)
1,250,000	7.000		03/15/17	1,203,125
Briggs & Stratton Corp. (BB+/Ba1)
2,500,000	8.875		03/15/11	2,600,000
General Cable Corp. (B+/B1)
50,000	7.125		04/01/17	47,375
Mueller Water Products, Inc. (B/B3)
6,500,000	7.375		06/01/17	5,606,250
Nexans SA (BB+)
EUR 8,000,000	5.750		05/02/17	10,167,142
RBS Global & Rexnord Corp. (B-/B3)
$18,250,000	9.500		08/01/14	17,155,000
7,000,000	8.875		09/01/16	6,282,500
RBS Global & Rexnord Corp. (CCC+/Caa1)
14,500,000	11.750		08/01/16	12,578,750
Sensata Technologies (B-/B3)
9,750,000	8.000		05/01/14	8,506,875
Terex Corp. (B+/Ba3)
3,000,000	8.000		11/15/17	3,000,000
Texon International PLC (WR)(f)
DEM 2,250,000	10.000		02/01/10	—
VAC Finanzierung GMBH (B/B3)
EUR 4,000,000	9.250		04/15/16	5,651,921

				89,883,938

Chemicals – 4.6%
Basell AF SCA (B-/B3)
$19,250,000	8.375	(c)	08/15/15	14,052,500
EUR 5,000,000	8.375		08/15/15	5,762,433
Compass Minerals International, Inc. (B)(e)
$7,750,000	12.000		06/01/13	8,118,125
Equistar Chemicals LP (B+/B3)
2,000,000	7.550		02/15/26	1,310,000
Ferro Corp. (B+/B1)
3,250,000	9.125		01/01/09	3,290,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (B/B3)
11,250,000	9.750		11/15/14	12,009,375
Huntsman International LLC (B/B2)
3,000,000	7.875		11/15/14	3,172,500
Ineos Group Holdings PLC (B-/B3)
EUR 16,000,000	7.875		02/15/16	18,346,324
$12,570,000	8.500	(c)	02/15/16	9,663,187
Invista (BB/Ba3)(c)
6,325,000	9.250		05/01/12	6,467,312
KRATON Polymers LLC/Capital Corp. (CCC+/Caa1)
7,975,000	8.125		01/15/14	6,858,500
MacDermid, Inc. (CCC+/Caa1)(c)
7,750,000	9.500		04/15/17	7,013,750
Momentive Performance Materials, Inc. (B/B3)
10,750,000	9.750		12/01/14	9,648,125
4,000,000	10.125	(d)	12/01/14	3,470,000
Momentive Performance Materials, Inc. (CCC+/Caa2)
8,000,000	11.500		12/01/16	6,060,000
Nalco Co. (B-/B3)
EUR 3,375,000	9.000		11/15/13	5,168,429
Rhodia S.A. (BB-/B1)(a)
7,250,000	7.326		10/15/13	10,072,417
Rockwood Specialties Group, Inc. (BB-/B3)
$290,000	7.500		11/15/14	277,675
EUR 14,000,000	7.625		11/15/14	20,334,284
SPCM SA (BB-/B3)
2,875,000	8.250		06/15/13	4,141,749
The Mosaic Co. (BB+/Ba1)(c)
$1,125,000	7.625		12/01/14	1,206,563
3,385,000	7.875		12/01/16	3,630,413

				160,074,286

Conglomerates – 1.3%
Blount, Inc. (B/B2)
6,750,000	8.875		08/01/12	6,648,750
Bombardier, Inc. (BB/Ba2)(c)
6,750,000	6.750		05/01/12	6,716,250
3,000,000	8.000		11/15/14	3,090,000
EUR 2,000,000	7.250		11/15/16	3,031,197
Park-Ohio Industries, Inc. (B-/B3)
$5,000,000	8.375		11/15/14	3,950,000
Polypore, Inc. (B-/Caa1)
EUR 13,250,000	8.750		05/15/12	17,436,215
Trimas Corp. (B-/B3)
$5,401,000	9.875		06/15/12	4,671,865

				45,544,277

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Consumer Products – Household & Leisure – 2.8%
Affinion Group, Inc. (B-/B2)
$6,500,000	10.125%		10/15/13	$6,483,750
Affinion Group, Inc. (B-/Caa1)
4,500,000	11.500		10/15/15	4,342,500
Ames True Temper (CCC-/Caa3)
3,750,000	10.000		07/15/12	1,846,875
Easton-Bell Sports, Inc. (CCC+/Caa1)
3,500,000	8.375		10/01/12	2,843,750
Elizabeth Arden, Inc. (B+/B1)
1,780,000	7.750		01/15/14	1,691,000
FTD Group, Inc. (B-/B3)
3,859,000	7.750		02/15/14	3,386,273
Harry & David Holdings, Inc. (B-/B3)
3,110,000	9.000		03/01/13	2,729,025
Jarden Corp. (B/B3)
8,750,000	7.500		05/01/17	7,656,250
Safilo Capital International S.A. (BB-/B2)
EUR 7,150,000	9.625		05/15/13	11,175,173
Sealy Mattress Co. (BB-/B2)
$7,000,000	8.250		06/15/14	5,853,750
Simmons Bedding Co. (B/B2)
3,250,000	7.875		01/15/14	2,665,000
Simmons Bedding Co. (CCC+/B3)(e)
4,500,000	10.000		12/15/14	2,925,000
Solo Cup Co. (CCC-/Caa2)
6,500,000	8.500		02/15/14	5,492,500
Spectrum Brands, Inc. (CCC-/Caa3)
5,000,000	11.500	(d)	10/02/13	4,150,000
13,500,000	7.375		02/01/15	8,775,000
Visant Corp. (B+/B1)
7,000,000	7.625		10/01/12	6,825,000
Visant Holding Corp. (B-/B3)
11,250,000	8.750		12/01/13	10,518,750
9,250,000	10.250	(e)	12/01/13	8,671,875

				98,031,471

Consumer Products – Industrial – 0.9%
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(e)
7,000,000	10.670		05/15/13	6,650,000
Johnsondiversey, Inc. (B/B3)
4,005,000	9.625		05/15/12	3,924,900
EUR 8,595,000	9.625		05/15/12	12,551,645
Norcross Safety Products (B/B2)
$5,000,000	9.875		08/15/11	5,150,000
Safety Products Holdings, Inc. Series B (B-/B3)(d)
2,108,856	11.750		01/01/12	2,235,387

				30,511,932

Consumer Products – Non Durable – 1.7%
Belvedere SA (B/B1)(a)
EUR 4,000,000	7.590		05/15/13	5,083,571
Chattem, Inc. (B/B2)
2,655,000	7.000		03/01/14	2,575,350
Constellation Brands, Inc. (B/B2)
1,522,000	8.125		01/15/12	1,544,830
Constellation Brands, Inc. (BB-/Ba3)
2,000,000	7.250		09/01/16	1,960,000
8,000,000	7.250		05/15/17	7,900,000
Prestige Brands, Inc. (B-/B3)
2,100,000	9.250		04/15/12	2,052,750
Reddy Ice Holdings, Inc. (B-/B3)(e)
3,865,000	10.500		11/01/12	3,130,650
Sally Holdings LLC (B-/B3)
13,250,000	9.250		11/15/14	13,250,000
Sally Holdings LLC (CCC+/Caa1)
16,750,000	10.500		11/15/16	15,493,750
Yankee Acquisition Corp. (B-/B3)
3,000,000	8.500		02/15/15	2,422,500
Yankee Acquisition Corp. (CCC+/Caa1)
2,250,000	9.750		02/15/17	1,777,500

				57,190,901

Defense – 1.1%
Alliant Techsystems, Inc. (B+/B1)
6,250,000	6.750		04/01/16	6,062,500
Communications & Power Industries, Inc. (B-/B3)
2,000,000	8.000		02/01/12	1,950,000
DRS Technologies, Inc. (B/B3)
3,500,000	6.875		11/01/13	3,438,750
3,750,000	7.625		02/01/18	3,740,625
DRS Technologies, Inc. (BB-/B1)
2,000,000	6.625		02/01/16	1,952,500
L-3 Communications Corp. (BB+/Ba3)
2,500,000	6.125		07/15/13	2,456,250
5,250,000	6.125		01/15/14	5,145,000
3,000,000	5.875		01/15/15	2,902,500
9,350,000	6.375		10/15/15	9,163,000

				36,811,125

Energy – Coal – 0.7%
Arch Western Finance LLC (BB-/B1)
4,670,000	6.750		07/01/13	4,658,325
Foundation PA Coal Co. (B/Ba3)
275,000	7.250		08/01/14	271,563
Massey Energy Co. (B+/B2)
6,500,000	6.875		12/15/13	6,256,250
New World Resources BV (B/B3)
EUR 3,500,000	7.375		05/15/15	4,641,521
Peabody Energy Corp. (BB/Ba1)
$4,000,000	6.875		03/15/13	4,050,000
1,000,000	5.875		04/15/16	942,500
4,000,000	7.375		11/01/16	4,150,000

				24,970,159

Energy – Exploration & Production – 2.8%
Chesapeake Energy Corp. (BB/Ba3)
5,250,000	6.375		06/15/15	5,092,500
6,530,000	6.625		01/15/16	6,366,750
9,750,000	6.875		01/15/16	9,701,250
EUR 2,750,000	6.250		01/15/17	3,929,111
$11,250,000	6.500		08/15/17	10,828,125

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Energy – Exploration & Production – (continued)
Cimarex Energy Co. (BB-/B1)
$5,000,000	7.125%	05/01/17	$4,962,500
Encore Acquisition Co. (B/B1)
8,250,000	6.000%	07/15/15	7,425,000
3,000,000	7.250	12/01/17	2,865,000
EXCO Resources, Inc. (B-/Caa1)
4,000,000	7.250	01/15/11	3,870,000
KCS Energy, Inc. (B/B3)
2,375,000	7.125	04/01/12	2,280,000
Newfield Exploration Co. (BB-/Ba3)
6,000,000	6.625	04/15/16	5,850,000
OPTI Canada, Inc. (BB+/B1)
8,000,000	7.875	12/15/14	7,840,000
Plains Exploration & Production Co. (BB-/B1)
5,000,000	7.750	06/15/15	4,993,750
4,000,000	7.000	03/15/17	3,850,000
Quicksilver Resources, Inc. (B+/B1)
6,000,000	7.125	04/01/16	5,790,000
Range Resources Corp. (BB/Ba3)
3,750,000	6.375	03/15/15	3,684,375
Southwestern Energy Co. (BB+/Ba2)(c)
3,000,000	7.500	02/01/18	3,097,500
Whiting Petroleum Corp. (B/B1)
2,500,000	7.250	05/01/13	2,475,000
2,500,000	7.000	02/01/14	2,471,875

			97,372,736

Energy – Refining(c) – 0.2%
Petroplus Finance Ltd. (BB-/B1)
2,500,000	6.750	05/01/14	2,256,250
6,500,000	7.000	05/01/17	5,841,875

			8,098,125

Energy – Services – 0.4%
Compagnie Generale de Geophysique-Veritas (BB/Ba3)
3,500,000	7.500	05/15/15	3,565,625
Helix Energy Solutions Group, Inc. (BB-/B3)(c)
4,250,000	9.500	01/15/16	4,239,375
Key Energy Services, Inc. (B+/B1)(c)
5,875,000	8.375	12/01/14	5,875,000
Seitel, Inc. (B-/B3)
2,000,000	9.750	02/15/14	1,705,000

			15,385,000

Entertainment & Leisure – 0.7%
AMC Entertainment, Inc. (B-/Ba3)
1,875,000	8.625	08/15/12	1,898,437
AMC Entertainment, Inc. (CCC+/B2)
4,250,000	11.000	02/01/16	3,995,000
HRP Myrtle Beach Operations LLC (B+/B2)(a)(c)
1,750,000	9.894	04/01/12	1,505,000
Universal City Development Partners (B+/B1)
8,750,000	11.750	04/01/10	9,034,375
Universal City Florida Holding Co. (B-/B3)
1,125,000	8.375	05/01/10	1,108,125
WMG Acquisition Corp. (B/B3)
5,750,000	7.375	04/15/14	4,398,750
WMG Holdings Corp. (B/B3)(e)
4,550,000	9.500	12/15/14	2,343,250

			24,282,937

Environmental – 1.1%
Allied Waste North America, Inc. (BB/B1)
2,000,000	6.500	11/15/10	2,000,000
3,875,000	6.375	04/15/11	3,807,187
4,000,000	7.875	04/15/13	4,110,000
3,000,000	6.125	02/15/14	2,895,000
8,250,000	7.250	03/15/15	8,198,437
Allied Waste North America, Inc. Series B (BB/B1)
4,500,000	6.875	06/01/17	4,387,500
Allied Waste North America, Inc. Series B (BB+/B1)
3,305,000	7.125	05/15/16	3,280,213
Waste Services (B-/Caa1)
6,250,000	9.500	04/15/14	5,984,375
WCA Waste Corp. (B-/B3)
2,500,000	9.250	06/15/14	2,496,875

			37,159,587

Finance – 1.4%
ETrade Financial Corp. (B/Ba3)
4,000,000	7.375	09/15/13	2,880,000
General Motors Acceptance Corp. (B+/B1)
EUR 1,500,000	4.750	09/14/09	1,870,817
$3,000,000	7.250	03/02/11	2,363,995
21,200,000	6.875	09/15/11	16,337,930
6,000,000	6.750	12/01/14	4,243,075
13,785,000	8.000	11/01/31	9,752,888
GMAC Canada Ltd. (B+/B1)
GBP 500,000	6.625	12/17/10	744,244
GMAC LLC (B+/B1)
EUR 4,000,000	5.750	09/27/10	4,862,546
NCO Group, Inc. (B-/Caa1)
$7,250,000	11.875	11/15/14	5,763,750
Nuveen Investments, Inc. (B-/B3)(c)
1,500,000	10.500	11/15/15	1,297,500

			50,116,745

Finance Insurance(c) – 0.1%
HUB International Holdings, Inc. (CCC+/B3)
6,250,000	9.000	12/15/14	4,906,250

Food – 1.5%
Dean Foods Co. (B/B3)
8,000,000	7.000	06/01/16	6,960,000
Dole Food Co. (CCC+/Caa1)
5,013,000	8.625	05/01/09	4,386,375
3,000,000	7.250	06/15/10	2,415,000
3,000,000	8.875	03/15/11	2,415,000
Foodcorp Ltd. (B+/B2)
EUR 6,625,000	8.875	06/15/12	6,693,895

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Food – (continued)
Michael Foods, Inc. (B-/B3)
$4,500,000	8.000%		11/15/13	$4,398,750
Pinnacle Foods Finance LLC (CCC/Caa2)
17,750,000	9.250		04/01/15	15,730,937
11,500,000	10.625		04/01/17	9,846,875

				52,846,832

Gaming – 6.5%
Boyd Gaming Corp. (BB/B1)
3,000,000	6.750		04/15/14	2,460,000
1,000,000	7.125		02/01/16	798,750
Buffalo Thunder Development Authority (B/B2)(c)
2,500,000	9.375		12/15/14	1,875,000
CCM Merger, Inc. (B-/Caa1)(c)
4,500,000	8.000		08/01/13	3,825,000
Chukchansi Economic Development Authority (BB-/B2)(c)
4,000,000	8.000		11/15/13	3,580,000
Circus & Eldorado (B/B2)
3,500,000	10.125		03/01/12	3,513,125
Cirsa Capital Luxembourg SA (B+/B3)
EUR 1,750,000	7.875		07/15/12	2,044,480
Cirsa Finance Luxembourg SA (B+/B2)
6,250,000	8.750		05/15/14	7,301,713
Codere Finance Luxembourg SA (BB-/B2)
17,250,000	8.250		06/15/15	22,059,067
Galaxy Entertainment Finance Co. Ltd. (B+/B1)(c)
$1,500,000	9.875		12/15/12	1,485,000
Harrah’s Operating Co., Inc. (B+/B3)(c)
6,000,000	10.750		02/01/16	5,055,000
Harrah’s Operating Co., Inc. (B-/Caa1)
8,375,000	5.625		06/01/15	4,857,500
8,000,000	6.500		06/01/16	4,740,000
Herbst Gaming, Inc. (CC/Caa2)
2,000,000	8.125		06/01/12	350,200
Indianapolis Downs LLC & Capital Corp. (B/B3)(c)
2,250,000	11.000		11/01/12	1,980,000
Isle of Capri Casinos, Inc. (B/B3)
3,250,000	7.000		03/01/14	2,315,625
Mandalay Resort Group (B+/B1)
2,000,000	9.375		02/15/10	2,062,500
Mashantucket Pequot Tribe (BB+/Ba1)(c)
4,000,000	8.500		11/15/15	3,460,000
MGM Mirage, Inc. (B+/B1)
5,125,000	8.375		02/01/11	5,112,187
MGM Mirage, Inc. (BB/Ba2)
2,000,000	8.500		09/15/10	2,075,000
1,000,000	6.750		09/01/12	932,500
7,375,000	6.750		04/01/13	6,785,000
2,000,000	5.875		02/27/14	1,740,000
20,625,000	6.625		07/15/15	18,098,437
9,500,000	7.500		06/01/16	8,550,000
1,750,000	7.625		01/15/17	1,601,250
Mirage Resorts, Inc. (BB/Ba2)
3,125,000	7.250		08/01/17	2,789,063
Mohegan Tribal Gaming Authority (B/Ba2)
3,000,000	8.000		04/01/12	2,760,000
1,305,000	7.125		08/15/14	1,073,363
MTR Gaming Group, Inc. (BB-/B2)
3,000,000	9.750		04/01/10	2,880,000
Park Place Entertainment Corp. (B-/Caa1)
5,000,000	7.875		03/15/10	4,687,500
2,500,000	8.125		05/15/11	2,093,750
Peermont Proprietary Global Ltd. (B/B3)
EUR 14,000,000	7.750		04/30/14	17,018,912
Penn National Gaming, Inc. (B+/B1)
$4,000,000	6.750		03/01/15	3,640,000
Pinnacle Entertainment, Inc. (B+/B3)
4,750,000	8.250		03/15/12	4,470,937
1,500,000	8.750		10/01/13	1,470,000
6,250,000	7.500	(c)	06/15/15	4,921,875
Pokagon Gaming Authority (B/B3)(c)
1,865,000	10.375		06/15/14	1,967,575
River Rock Entertainment (B+/B2)
2,500,000	9.750		11/01/11	2,496,875
San Pasqual Casino (BB-/B2)(c)
2,375,000	8.000		09/15/13	2,208,750
Seneca Gaming Corp. (BB/Ba2)
550,000	7.250		05/01/12	522,500
Shingle Springs Tribal Gaming Authority (B/B3)(c)
7,750,000	9.375		06/15/15	6,858,750
Snoqualmie Entertainment Authority (B/B3)(c)
5,000,000	9.125		02/01/15	4,275,000
Station Casinos, Inc. (B+/B2)
2,500,000	6.000		04/01/12	2,050,000
2,000,000	7.750		08/15/16	1,615,000
Station Casinos, Inc. (B-/Caa1)
12,500,000	6.500		02/01/14	7,531,250
17,600,000	6.875		03/01/16	10,494,000
Tropicana Entertainment LLC (CC/Ca)
4,000,000	9.625		12/15/14	2,075,000
Turning Stone Casino Resort Enterprise (B+/B1)(c)
2,950,000	9.125		09/15/14	2,817,250
Wynn Las Vegas LLC (BBB-/Ba2)
14,000,000	6.625		12/01/14	13,440,000
2,500,000	6.625	(c)	12/01/14	2,400,000

				227,214,684

Health Care – Medical Products – 2.4%
Accellent, Inc. (CCC+/Caa3)
9,000,000	10.500		12/01/13	7,245,000
Advanced Medical Optics, Inc. (B-/B2)
5,280,000	7.500		05/01/17	4,514,400
Bausch & Lomb, Inc. (B/Caa1)(c)
12,000,000	9.875		11/01/15	12,240,000
Fisher Scientific International, Inc. (BBB/Baa3)
2,250,000	6.125		07/01/15	2,238,938
Fresnius (BB+/Ba3)
6,625,000	6.875		07/15/17	6,600,179
PTS Acquisition Corp. (B/Caa1)(c)(d)
19,750,000	9.500		04/15/15	16,096,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Health Care – Medical Products – (continued)
PTS Acquisition Corp. (B/Caa1)(c)(d)
$3,000,000	9.500%		04/15/15	$2,415,000
EUR 5,250,000	9.750		04/15/17	5,636,133
ReAble Therapeutics Finance LLC (B-/Caa1)(c)
$8,500,000	10.875		11/15/14	8,117,500
The Cooper Companies, Inc. (BB-/Ba3)
2,000,000	7.125		02/15/15	1,905,000
VWR Funding, Inc. (B-/Caa1)(d)
19,500,000	10.250		07/15/15	18,281,250

				85,289,650

Health Care – Pharmaceutical – 0.5%
Angiotech Pharmaceuticals, Inc. (CCC/Caa1)
5,000,000	7.750		04/01/14	3,050,000
Elan Finance PLC/Elan Finance Corp. (B/B3)
6,000,000	7.750		11/15/11	5,572,500
1,500,000	8.875		12/01/13	1,421,250
Warner Chilcott Corp. (B-/B3)
5,731,000	8.750		02/01/15	5,731,000

				15,774,750

Health Care – Services – 4.1%
Alliance Imaging, Inc. (B-/B3)
4,000,000	7.250		12/15/12	3,800,000
Community Health Systems, Inc. (B/B3)
17,000,000	8.875		07/15/15	17,042,500
CRC Health Corp. (CCC+/Caa1)
2,750,000	10.750		02/01/16	2,585,000
DaVita, Inc. (B/B2)
5,500,000	7.250		03/15/15	5,390,000
DaVita, Inc. (B+/B1)
1,500,000	6.625		03/15/13	1,458,750
HCA, Inc. (B-/Caa1)
GBP 877,000	8.750		11/01/10	1,665,521
$413,000	6.950		05/01/12	389,769
925,000	6.300		10/01/12	822,094
12,250,000	6.250		02/15/13	10,611,562
5,920,000	6.750		07/15/13	5,187,400
8,750,000	6.375		01/15/15	7,262,500
4,000,000	6.500		02/15/16	3,350,000
HCA, Inc. (BB-/B2)
5,000,000	9.125		11/15/14	5,137,500
13,000,000	9.250		11/15/16	13,455,000
12,650,000	9.625	(d)	11/15/16	13,156,000
Psychiatric Solutions, Inc. (B-/B3)
2,220,000	7.750		07/15/15	2,197,800
Select Medical Corp. (CCC+/B3)
6,250,000	7.625		02/01/15	5,015,625
Senior Housing Properties Trust (BB+/Ba1)
1,950,000	7.875		04/15/15	1,954,875
Tenet Healthcare Corp. (B/Caa1)
2,500,000	6.375		12/01/11	2,256,250
3,500,000	6.500		06/01/12	3,088,750
9,250,000	7.375		02/01/13	8,163,125
3,000,000	9.875		07/01/14	2,887,500
2,000,000	9.250		02/01/15	1,865,000
U.S. Oncology, Inc. (B-/B2)
5,000,000	9.000		08/15/12	4,975,000
U.S. Oncology, Inc. (CCC+/B3)
1,875,000	10.750		08/15/14	1,856,250
United Surgical Partners International, Inc. (CCC+/Caa1)
5,000,000	8.875		05/01/17	4,675,000
Vanguard Health Holding Co. I (CCC+/Caa1)(e)
3,500,000	11.250		10/01/15	2,686,250
Vanguard Health Holding Co. II (CCC+/Caa1)
8,000,000	9.000		10/01/14	7,720,000
Ventas Realty LP (BBB-/Ba1)
2,000,000	9.000		05/01/12	2,120,000

				142,775,021

Home Construction – 0.3%
K. Hovnanian Enterprises, Inc. (B-/Caa1)
1,000,000	6.250		01/15/15	690,000
3,450,000	7.500		05/15/16	2,423,625
4,000,000	8.625		01/15/17	3,080,000
Kimball Hill, Inc. (C/Ca)
2,250,000	10.500		12/15/12	258,750
Meritage Homes Corp. (BB-/B1)
4,750,000	6.250		03/15/15	3,610,000

				10,062,375

Lodging – 0.5%
Gaylord Entertainment Co. (B+/Caa1)
4,825,000	8.000		11/15/13	4,523,438
Host Hotels & Resorts LP (BB)
3,000,000	6.875		11/01/14	2,872,500
Host Marriott LP (BB/Ba1)
8,000,000	7.125		11/01/13	7,870,000
3,125,000	6.375		03/15/15	2,921,875

				18,187,813

Machinery – 0.3%
Case New Holland, Inc. (BB+/Ba3)
3,000,000	7.125		03/01/14	2,955,000
Douglas Dynamics LLC (B-/B3)(c)
750,000	7.750		01/15/12	585,000
Dresser-Rand Group, Inc. (B+/B1)
6,098,000	7.375		11/01/14	5,976,040

				9,516,040

Media – 0.8%
DIRECTV Holdings LLC (BB-/Ba3)
4,500,000	8.375		03/15/13	4,578,750
1,500,000	6.375		06/15/15	1,410,000
EchoStar DBS Corp. (BB-/Ba3)
5,500,000	6.375		10/01/11	5,280,000
4,250,000	7.000		10/01/13	4,005,625
5,150,000	7.125		02/01/16	4,815,250
Lamar Media Corp. (BB-/Ba3)
4,750,000	7.250	(c)	01/01/13	4,486,250
4,500,000	6.625		08/15/15	3,993,750

				28,569,625

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Media – Broadcasting & Radio – 1.8%
AMFM, Inc. (B-/Baa3)
$3,000,000	8.000%		11/01/08	$3,100,683
Bonten Media Acquisition Co. (CCC+/Caa1)(c)(d)
3,500,000	9.000		06/01/15	2,695,000
Clear Channel Communications, Inc. (B-/Baa3)
3,625,000	6.250		03/15/11	3,153,750
5,500,000	5.750		01/15/13	4,303,750
9,000,000	5.500		09/15/14	6,210,000
5,750,000	5.500		12/15/16	3,680,000
CMP Susquehanna Corp. (CCC/Caa1)
6,750,000	9.875		05/15/14	4,623,750
Liberty Media LLC (BB+/Ba2)
2,120,000	8.250		02/01/30	1,762,677
LIN Television Corp. (B+/B1)
8,750,000	6.500		05/15/13	8,115,625
Local TV Finance LLC (CCC+/Caa1)(c)(d)
5,000,000	9.250		06/15/15	4,050,000
Radio One, Inc. (CCC+/B3)
2,250,000	6.375		02/15/13	1,620,000
Sinclair Broadcast Group, Inc. (BB-/Ba3)
1,044,000	8.000		03/15/12	1,057,050
Univision Communications, Inc. (CCC/B3)(c)(d)
29,500,000	9.750		03/15/15	18,142,500

				62,514,785

Media – Cable – 3.0%
Adelphia Communications Corp.(f)
2,000,000	10.250		06/15/49	150,000
Atlantic Broadband Finance LLC (CCC+/Caa1)
3,250,000	9.375		01/15/14	2,868,125
Cablevision Systems Corp. (B+/B2)
8,000,000	8.000		04/15/12	7,820,000
CCH I Holdings LLC (CCC/Caa3)
13,585,000	11.000		10/01/15	9,475,537
Charter Communications Holdings II (CCC/Caa2)
7,125,000	10.250		09/15/10	6,537,187
Charter Communications Operating LLC/Capital (B-/B3)(c)
580,000	8.375		04/30/14	522,000
CSC Holdings, Inc. (BB/B1)
8,250,000	8.125		07/15/09	8,353,125
1,250,000	8.125		08/15/09	1,265,625
5,000,000	6.750		04/15/12	4,837,500
CSC Holdings, Inc. Series B (BB/B1)
2,000,000	7.625		04/01/11	1,977,500
Frontier Vision(f)
2,000,000	11.000		10/15/49	—
Kabel Deutschland GmbH (B-/B2)
5,750,000	10.625		07/01/14	5,635,000
Ono Finance II (CCC+/B3)
EUR 11,500,000	8.000		05/16/14	12,618,150
Ono Finance PLC (CCC+/B3)
4,250,000	10.500		05/15/14	5,116,133
Rainbow National Services LLC (BB/B1)(c)
$200,000	8.750		09/01/12	204,500
Rainbow National Services LLC (BB/B2)(c)
1,909,000	10.375		09/01/14	2,018,768
UPC Holding BV (B-/B3)
EUR 7,250,000	7.750%		01/15/14	$10,172,569
9,500,000	8.625		01/15/14	13,554,545
6,000,000	8.000		11/01/16	8,122,662
Virgin Media Finance PLC (B-/B2)
GBP 2,250,000	9.750		04/15/14	3,790,063

				105,038,989

Media – Diversified – 0.7%
CanWest MediaWorks, Inc. (CCC+/B3)
$8,000,000	8.000		09/15/12	7,720,000
Quebecor Media, Inc. (B/B2)(c)
7,410,000	7.750		03/15/16	6,780,150
Rogers Wireless Communications, Inc. (BB+/Ba1)
5,000,000	8.000		12/15/12	5,150,000
Rogers Wireless Communications, Inc. (BBB-/Baa3)
2,000,000	7.500		03/15/15	2,080,000
Videotron Ltee (BB-/Ba1)
375,000	6.875		01/15/14	345,938
1,000,000	6.375		12/15/15	875,000

				22,951,088

Metals – 1.6%
AK Steel Corp. (BB-/B1)
8,000,000	7.750		06/15/12	8,030,000
Aleris International, Inc. (B-/B3)(d)
8,500,000	9.000		12/15/14	6,162,500
Aleris International, Inc. (B-/Caa1)
16,250,000	10.000		12/15/16	10,806,250
Freeport-McMoRan Copper & Gold, Inc. (BB/Ba2)
500,000	8.250		04/01/15	527,500
750,000	8.394	(a)	04/01/15	740,625
5,000,000	8.375		04/01/17	5,287,500
GrafTech Finance, Inc. (B+/B2)
1,377,000	10.250		02/15/12	1,425,195
Novelis, Inc. (B/B3)
13,250,000	7.250		02/15/15	11,726,250
Steel Dynamics, Inc. (BB+/Ba2)(c)
7,000,000	7.375		11/01/12	7,061,250
Tube City IMS Corp. (B-/B3)
3,000,000	9.750		02/01/15	2,640,000

				54,407,070

Packaging – 4.2%
Ball Corp. (BB+/Ba1)
50,000	6.875		12/15/12	50,875
Berry Plastics Holding Corp. (B/Caa1)
1,000,000	6.675	(a)	09/15/14	797,500
10,000,000	8.875		09/15/14	8,725,000
Berry Plastics Holding Corp. (CCC+/Caa2)
8,000,000	10.250		03/01/16	6,200,000
Beverage Packaging Holdings II SA/Luxembourg (B+/B2)
EUR 8,250,000	8.000		12/15/16	10,582,551
Beverage Packaging Holdings II SA/Luxembourg (B-/B3)
16,000,000	9.500		06/15/17	17,492,537

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Packaging – (continued)
Clondalkin Acquisition (B+/Ba3)(a)
EUR 1,000,000	6.606%		12/15/13	$1,326,149
Clondalkin Industries BV (B-/B3)
2,250,000	8.000		03/15/14	2,806,226
Consol Specialty Glass Ltd. (BB-/B1)
7,000,000	7.625		04/15/14	8,619,968
Crown Americas LLC (B/B1)
$8,445,000	7.750		11/15/15	8,656,125
Crown European Holdings SA (BB/Baa3)
EUR 1,500,000	6.250		09/01/11	2,273,398
Gerresheimer Holdings GMBH (BB/B1)
4,800,000	7.875		03/01/15	7,274,874
Graham Packaging Co., Inc. (CCC+/Caa1)
$22,000,000	9.875		10/15/14	18,480,000
Graphic Packaging International, Inc. (B-/B3)
15,000,000	9.500		08/15/13	14,325,000
Impress Holdings BV (B-/B3)
EUR 14,000,000	9.250		09/15/14	19,781,722
Impress Holdings BV (BB-/Ba3)(a)
$1,000,000	7.383	(c)	09/15/13	839,915
EUR 2,500,000	7.701		09/15/13	3,571,919
Owens Brockway Glass Container (BB/Ba3)
$2,500,000	8.250		05/15/13	2,593,750
EUR 750,000	6.750		12/01/14	1,124,859
$1,000,000	6.750		12/01/14	997,500
Plastipak Holdings, Inc. (B/B3)(c)
1,165,000	8.500		12/15/15	1,060,150
Pregis Corp. (CCC+/Caa1)
6,750,000	12.375		10/15/13	6,277,500
Stichting Participatie Impress Cooperatieve UA(d)
EUR 891,756	17.000		09/29/49	1,351,544
Tekni-Plex, Inc. (Caa1)
$2,500,000	10.875		08/15/12	2,525,000

				147,734,062

Paper – 2.5%
Boise Cascade LLC (BB-/B2)
6,000,000	7.125		10/15/14	5,595,000
Catalyst Paper Corp. (B-/B2)
3,250,000	8.625		06/15/11	2,713,750
1,500,000	7.375		03/01/14	1,136,250
Georgia-Pacific Corp. (B+/B2)
8,500,000	8.125		05/15/11	8,415,000
1,000,000	9.500		12/01/11	1,017,500
1,500,000	7.700		06/15/15	1,410,000
1,250,000	8.000		01/15/24	1,093,750
2,750,000	7.750		11/15/29	2,282,500
Georgia-Pacific Corp. (BB-/Ba3)(c)
8,250,000	7.000		01/15/15	7,672,500
8,125,000	7.125		01/15/17	7,515,625
Jefferson Smurfit Corp. (B-/B3)
6,000,000	8.250		10/01/12	5,400,000
1,750,000	7.500		06/01/13	1,513,750
JSG Funding PLC (B/B2)
3,000,000	7.750		04/01/15	2,775,000
NewPage Corp. (B-/B2)
8,000,000	10.000		05/01/12	8,120,000
Smurfit Kappa Funding PLC (B/B2)
EUR 8,000,000	7.750		04/01/15	11,682,741
Smurfit-Stone Container Enterprises, Inc. (B-/B3)
$8,500,000	8.000		03/15/17	7,140,000
Stone Container Finance (B-/B3)
2,250,000	7.375		07/15/14	1,890,000
Verso Paper Holdings LLC, Inc. (B+/B2)
5,000,000	9.125		08/01/14	4,825,000
Verso Paper Holdings LLC, Inc. (CCC+/B3)
5,000,000	11.375		08/01/16	4,587,500

				86,785,866

Printing – 0.2%
SGS International, Inc. (B-/B3)
4,750,000	12.000		12/15/13	4,108,750
Valassis Communications, Inc. (B-/B3)
5,000,000	8.250		03/01/15	4,137,500

				8,246,250

Publishing – 3.7%
Dex Media West Finance Co. (BB-/Ba3)
300,000	8.500		08/15/10	291,750
Dex Media West LLC (BB-/B1)
6,744,000	9.875		08/15/13	5,901,000
Dex Media, Inc. (B/B2)
1,250,000	8.000		11/15/13	912,500
12,750,000	9.000	(e)	11/15/13	9,243,750
Idearc, Inc. (BB-/B2)
13,500,000	8.000		11/15/16	8,775,000
Lighthouse International Co. SA (BB-/B2)
EUR 10,750,000	8.000		04/30/14	13,237,809
Morris Publishing Group LLC (B-/B2)
$4,500,000	7.000		08/01/13	2,520,000
Nielsen Finance LLC Co. (B-/Caa1)
17,000,000	10.000		08/01/14	16,957,500
Nielsen Finance LLC Co. (CCC+/Caa1)(e)
20,500,000	12.500		08/01/16	13,017,500
RH Donnelley Corp. (B/B3)
7,000,000	6.875		01/15/13	4,235,000
11,000,000	8.875		01/15/16	6,930,000
The Nielsen Co. (CCC+/Caa1)(e)
EUR 10,000,000	11.125		08/01/16	8,919,931
TL Acquisitions, Inc. (CCC+/Caa1)(c)
$19,750,000	10.500		01/15/15	17,256,562
Truvo Subsidiary Corp. (CCC+/Caa1)
EUR 20,250,000	8.500		12/01/14	22,059,067

				130,257,369

Real Estate – 0.5%
Castle HoldCo Ltd. (B/B3)(a)
GBP 2,000,000	8.514		05/15/14	2,639,586
Castle HoldCo Ltd. (CCC+/Caa2)
2,500,000	9.875		05/15/15	2,480,813

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Real Estate – (continued)
Fontainebleau Las Vegas Holdings Corp. LLC (CCC+/Caa1)(c)
$5,000,000	10.250%	06/15/15	$3,512,500
Realogy Corp. (B/Caa1)
7,000,000	10.500	04/15/14	4,698,750
2,750,000	11.000 (d)	04/15/14	1,595,000
Realogy Corp. (CCC+/Caa2)
5,000,000	12.375	04/15/15	2,225,000

			17,151,649

Restaurants – 0.6%
Landry’s Restaurants, Inc. (CCC+/B3)(b)
11,150,000	9.500	12/15/14	10,927,000
OSI Resturant Partners, Inc. (CCC+/Caa1)(c)
8,750,000	10.000	06/15/15	5,512,500
Seminole Hard Rock Entertainment, Inc. (BB/B1)(a)(c)
4,000,000	5.300	03/15/14	3,080,000

			19,519,500

Retailers – 1.7%
AutoNation, Inc. (BB+/Ba2)
745,000	7.000	04/15/14	661,187
Burlington Coat Factory Warehouse Corp. (CCC+/B3)
2,750,000	11.125	04/15/14	2,124,375
Claire’s Stores, Inc. (B-/Caa1)
3,000,000	9.625	06/01/15	1,560,000
Claire’s Stores, Inc. (CCC+/Caa2)
3,750,000	10.500	06/01/17	1,668,750
Edcon Proprietary Ltd. (BB-/B2)(a)
EUR 12,750,000	7.856	06/15/14	13,285,171
General Nutrition Centers, Inc. (CCC/Caa1)(a)(d)
$1,250,000	7.199	03/15/14	1,046,875
Michaels Stores, Inc. (CCC/B2)
9,500,000	10.000	11/01/14	8,312,500
Michaels Stores, Inc. (CCC/Caa1)
11,500,000	11.375	11/01/16	8,998,750
Neiman-Marcus Group, Inc. (B/B3)
14,500,000	10.375	10/15/15	14,500,000
Neiman-Marcus Group, Inc. (B+/B2)(d)
7,000,000	9.000	10/15/15	7,035,000

			59,192,608

Retailers – Food & Drug – 0.8%
Ahold Lease USA, Inc. (BBB-/Baa3)(e)
856,392	7.820	01/02/20	906,705
2,000,000	8.620	01/02/25	2,277,500
Ingles Markets, Inc. (B+/B3)
4,615,000	8.875	12/01/11	4,649,613
Rite Aid Corp. (BB-/B3)
1,250,000	7.500	01/15/15	1,165,625
5,000,000	7.500	03/01/17	4,512,500
Rite Aid Corp. (CCC+/Caa1)
3,625,000	9.375	12/15/15	2,845,625
7,000,000	9.500	06/15/17	5,495,000
Supervalu, Inc. (B+/B1)
5,000,000	7.500	11/15/14	5,075,000

			26,927,568

Services Cyclical – Business Services – 1.5%
ACCO Brands Corp. (B+/B2)
7,500,000	7.625	08/15/15	6,637,500
Carlson Wagonlit BV (B-/B2)(a)
EUR 9,000,000	10.131	05/01/15	10,159,248
Cornell Co., Inc. (B/B2)
$1,500,000	10.750	07/01/12	1,533,750
Corrections Corp. of America (BB/Ba2)
2,000,000	7.500	05/01/11	2,015,000
625,000	6.750	01/31/14	626,563
Iron Mountain, Inc. (B+/B2)
4,000,000	8.625	04/01/13	4,000,000
1,500,000	6.625	01/01/16	1,440,000
Savcio Holdings Ltd. (B+/B2)
EUR 2,000,000	8.000	02/15/13	2,589,148
West Corp. (B-/Caa1)
$10,000,000	9.500	10/15/14	8,950,000
15,000,000	11.000	10/15/16	12,750,000

			50,701,209

Services Cyclical – Consumer Services – 0.1%
Service Corp. International (BB-/B1)
1,500,000	6.750	04/01/16	1,451,250
2,000,000	7.000	06/15/17	1,930,000

			3,381,250

Services Cyclical – Rental Equipment – 1.6%
Ahern Rentals, Inc. (B+/B3)
3,000,000	9.250	08/15/13	2,377,500
Ashtead Capital, Inc. (B/B1)(c)
3,000,000	9.000	08/15/16	2,493,750
Ashtead Holdings PLC (B/B1)(c)
2,000,000	8.625	08/01/15	1,620,000
Avis Budget Car Rental (BB-/Ba3)
955,000	7.625	05/15/14	823,688
Hertz Corp. (B/B2)
10,000,000	10.500	01/01/16	9,325,000
Hertz Corp. (BB-/B1)
EUR 1,000,000	7.875	01/01/14	1,310,361
$11,475,000	8.875	01/01/14	10,872,562
Neff Corp. (B-/Caa2)
3,000,000	10.000	06/01/15	1,425,000
RSC Equipment Rental, Inc. (B-/Caa1)
15,500,000	9.500	12/01/14	13,020,000
United Rentals North America, Inc. (B/B3)
7,000,000	7.750	11/15/13	5,687,500
5,750,000	7.000	02/15/14	4,513,750
United Rentals North America, Inc. (BB-/B1)
4,000,000	6.500	02/15/12	3,610,000

			57,079,111

Technology – Hardware – 2.7%
Avago Technologies (B/Caa1)
6,250,000	11.875	12/01/15	6,656,250
Avago Technologies Finance Corp. (BB-/B2)
11,500,000	10.125	12/01/13	12,190,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Technology – Hardware – (continued)
Freescale Semiconductor, Inc. (B-/B2)
$4,750,000	8.875%		12/15/14	$3,752,500
13,575,000	9.125	(d)	12/15/14	9,977,625
Freescale Semiconductor, Inc. (B-/B3)
12,500,000	10.125		12/15/16	8,531,250
Lucent Technologies, Inc. (BB-/Ba3)
4,000,000	5.500		11/15/08	3,980,000
10,750,000	6.450		03/15/29	7,659,375
Nortel Networks Corp. (B-/B3)
750,000	4.250		09/01/08	742,029
Nortel Networks Ltd. (B-/B3)
1,000,000	8.508	(a)	07/15/11	860,000
4,750,000	10.125		07/15/13	4,370,000
2,000,000	10.750		07/15/16	1,830,000
NXP BV/NXP Funding LLC (B/B3)
EUR 4,500,000	8.625		10/15/15	5,257,233
$10,005,000	9.500		10/15/15	8,279,137
NXP BV/NXP Funding LLC (BB-/Ba3)
750,000	7.008	(a)	10/15/13	620,625
EUR 1,000,000	7.326	(a)	10/15/13	1,184,062
$4,625,000	7.875		10/15/14	4,220,313
Spansion, Inc. (B/Caa2)(c)
8,625,000	11.250		01/15/16	5,261,250
Xerox Corp. (BBB-/Baa2)
2,250,000	9.750		01/15/09	2,339,745
EUR 2,000,000	9.750		01/15/09	3,243,224
$2,000,000	7.625		06/15/13	2,073,145

				93,027,763

Technology – Software/Services – 2.7%
First Data Corp. (B/B3)(c)
20,500,000	9.875		09/24/15	17,066,250
Sabre Holdings Corp. (B-/Caa1)
10,000,000	8.350		03/15/16	7,675,000
Serena Software, Inc. (CCC+/Caa1)
5,000,000	10.375		03/15/16	4,612,500
Sungard Data Systems, Inc. (B+/Caa1)
13,615,000	9.125		08/15/13	13,785,188
Sungard Data Systems, Inc. (B-/Caa1)
26,625,000	10.250		08/15/15	26,824,687
Travelport, Inc. (B/B3)
15,500,000	9.875		09/01/14	13,562,500
Travelport, Inc. (CCC+/B3)(a)(b)
EUR 2,000,000	9.012		09/01/14	2,510,211
Travelport, Inc. (CCC+/Caa1)
375,000	10.875		09/01/16	423,302
$11,000,000	11.875		09/01/16	9,240,000

				95,699,638

Telecommunications – 2.0%
BCM Ireland Finance Ltd. (B-/B3)(a)
EUR 3,000,000	9.340		08/15/16	4,215,259
Citizens Communications Co. (BB+/Ba2)
$7,125,000	9.250		05/15/11	7,338,750
1,500,000	6.250		01/15/13	1,342,500
755,000	9.000		08/15/31	660,625
Level 3 Financing, Inc. (CCC+/Caa1)
10,000,000	9.250		11/01/14	8,200,000
Nordic Telephone Co. Holdings (B/B2)
EUR 12,000,000	8.250		05/01/16	17,808,286
$8,750,000	8.875	(c)	05/01/16	8,268,750
Qwest Capital Funding, Inc. (B+/B1)
750,000	7.000		08/03/09	744,375
5,500,000	7.900		08/15/10	5,541,250
Qwest Communications International, Inc. (B+/Ba3)
2,500,000	7.500		02/15/14	2,412,500
Qwest Corp. (BBB-/Ba1)
4,000,000	8.875		03/15/12	4,090,000
1,450,000	7.500		10/01/14	1,421,000
Windstream Corp. (BB/Ba3)
6,165,000	8.625		08/01/16	6,072,525
2,200,000	7.000		03/15/19	1,925,000

				70,040,820

Telecommunications – Cellular – 3.3%
Alamosa Delaware, Inc. (BBB-/Baa3)
1,500,000	8.500		01/31/12	1,352,869
American Tower Corp. (BB+/Ba1)
5,000,000	7.125		10/15/12	5,125,000
2,750,000	7.000	(c)	10/15/17	2,750,000
Centennial Cellular Communications (B/B2)
1,500,000	10.125		06/15/13	1,485,000
Digicel Group Ltd. (Caa2)(c)
12,000,000	8.875		01/15/15	10,020,000
7,573,000	9.125	(d)	01/15/15	6,247,725
Digicel Group Ltd. (B3)(c)(d)
3,750,000	9.250		09/01/12	3,778,125
Hellas Telecommunications III (CCC+/B3)
EUR 7,125,000	8.500		10/15/13	9,223,840
Hellas Telecommunications Luxembourg II (CCC+/Caa1)(a)
10,000,000	10.576		01/15/15	11,327,523
Hellas Telecommunications Luxembourg V (B/B1)(a)
1,250,000	8.076		10/15/12	1,746,491
Nextel Communications, Inc. (BBB-/Baa3)
$3,000,000	5.950		03/15/14	2,224,800
14,000,000	7.375		08/01/15	10,796,760
Orascom Telecom Finance SCA (B-/B2)(c)
17,250,000	7.875		02/08/14	15,999,375
Rural Cellular Corp. (CCC/B3)
4,000,000	9.875		02/01/10	4,120,000
Sprint Capital Corp. (BBB-/Baa3)
1,000,000	8.750		03/15/32	848,680
Wind Acquisition Finance SA (B/B2)
EUR 7,000,000	9.750		12/01/15	10,968,357
$16,750,000	10.750	(c)	12/01/15	16,750,000

				114,764,545

Telecommunications – Satellites – 1.2%
Inmarsat Finance II PLC (BB-/B1)(e)
6,000,000	10.375		11/15/12	5,827,500
Inmarsat Finance PLC (BB/Ba3)
1,232,000	7.625		06/30/12	1,242,780

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications – Satellites – (continued)
Intelsat Bermuda Ltd. (BB-/B3)
$2,750,000	9.250%	06/15/16	$2,770,625
Intelsat Bermuda Ltd. (CCC+/Caa2)
5,000,000	11.250	06/15/16	5,069,000
Intelsat Bermuda Ltd. (CCC+/Caa3)
1,000,000	6.500	11/01/13	650,000
Intelsat Corp. (BB-/B3)
1,500,000	9.000	06/15/16	1,511,250
Intelsat Ltd. (B-/Caa1)(e)
8,665,000	9.250	02/01/15	7,354,419
Intelsat Ltd. (CCC+/Caa3)
9,000,000	7.625	04/15/12	6,795,000
Intelsat Subsidiary Holding Co. Ltd. (BB-/B3)
4,375,000	8.250	01/15/13	4,413,500
2,500,000	8.625	01/15/15	2,515,625
PanAmSat Corp. (BB-/B3)
5,258,000	9.000	08/15/14	5,304,270

			43,453,969

Textiles & Apparel – 0.5%
Oxford Industries, Inc. (B+/B1)
3,500,000	8.875	06/01/11	3,325,000
Perry Ellis International, Inc. (B-/B3)
1,225,000	8.875	09/15/13	1,163,750
Phillips-Van Heusen Co. (BB+/Ba3)
210,000	7.250	02/15/11	208,425
325,000	8.125	05/01/13	329,063
Propex Fabrics, Inc. (D/WR)(f)
2,500,000	10.000	12/01/12	300,000
Quiksilver, Inc. (B/Ba3)
11,250,000	6.875	04/15/15	9,056,250
Warnaco, Inc. (BB/B1)
2,000,000	8.875	06/15/13	2,075,000

			16,457,488

Tobacco – 0.2%
Alliance One International, Inc. (B+/B2)
1,500,000	8.500	05/15/12	1,410,000
6,000,000	11.000	05/15/12	6,090,000

			7,500,000

Transportation – 0.1%
Stena AB (BB+/Ba3)
1,000,000	7.500	11/01/13	990,000
EUR 3,000,000	6.125	02/01/17	3,836,360

			4,826,360

Utilities – Distribution – 0.8%
AmeriGas Partners LP (B1)
$2,500,000	7.250	05/20/15	2,462,500
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (B1)
6,750,000	7.125	05/20/16	6,631,875
Ferrellgas Finance LP (B+/Ba3)
438,000	6.750	05/01/14	422,670
Inergy LP/Inergy Finance Corp. (B+/B1)
3,550,000	6.875	12/15/14	3,452,375
3,000,000	8.250	03/01/16	3,067,500
Sabine Pass LNG LP (BB/Ba3)
300,000	7.250	11/30/13	291,000
6,000,000	7.500	11/30/16	5,812,500
Suburban Propane Partners LP (B+/B1)
4,215,000	6.875	12/15/13	4,109,625

			26,250,045

Utilities – Electric – 3.9%
AES Corp. (BB-/B1)
5,250,000	9.500	06/01/09	5,433,750
5,250,000	9.375	09/15/10	5,538,750
5,250,000	7.750	10/15/15	5,263,125
4,000,000	8.000	10/15/17	4,030,000
Allegheny Energy Supply Co. LLC (BB+/Ba1)(c)
5,000,000	8.250	04/15/12	5,387,500
Dynegy Holdings, Inc. (B/B2)
3,000,000	8.750	02/15/12	3,086,250
2,500,000	7.500	06/01/15	2,362,500
4,000,000	8.375	05/01/16	3,980,000
1,500,000	7.125	05/15/18	1,353,750
7,000,000	7.750	06/01/19	6,562,500
Edison Mission Energy (BB-/B1)
2,000,000	7.500	06/15/13	2,055,000
3,000,000	7.750	06/15/16	3,105,000
10,000,000	7.000	05/15/17	9,900,000
6,000,000	7.200	05/15/19	5,925,000
Elwood Energy LLC (BB-/Ba1)
2,215,260	8.159	07/05/26	2,143,264
Intergen NV (BB-/Ba3)(c)
5,000,000	9.000	06/30/17	5,250,000
Ipalco Enterprises, Inc. (BB/Ba1)
1,500,000	8.625	11/14/11	1,575,000
Midwest Generation LLC (BB+/Baa3)
526,087	8.300	07/02/09	540,554
4,174,001	8.560	01/02/16	4,497,486
Mirant Americas Generation LLC (B-/B3)
8,000,000	8.300	05/01/11	8,210,000
Mirant Mid-Atlantic LLC (BB/Ba1)
2,236,320	9.125	06/30/17	2,454,361
Mirant North America LLC (B-/B1)
6,290,000	7.375	12/31/13	6,368,625
NRG Energy, Inc. (B/B1)
8,000,000	7.250	02/01/14	7,890,000
16,000,000	7.375	02/01/16	15,720,000
6,000,000	7.375	01/15/17	5,865,000
Orion Power Holdings, Inc. (BB-/B2)
2,000,000	12.000	05/01/10	2,175,000
Reliant Energy, Inc. (B/B3)
8,500,000	7.875	06/15/17	8,500,000

			135,172,415

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Utilities – Pipelines – 2.1%
El Paso Corp. (BB-/Ba3)
$4,500,000	7.000%	06/15/17	$4,646,250
El Paso Natural Gas Co. (BB/Baa3)
2,875,000	8.625	01/15/22	3,317,134
2,375,000	7.500	11/15/26	2,475,579
4,250,000	8.375	06/15/32	4,879,130
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (B/B2)
6,750,000	8.500	07/15/16	6,783,750
Regency Energy Partners (B/B1)
3,998,000	8.375	12/15/13	4,087,955
Southern Natural Gas Co. (BB/Baa3)
3,000,000	7.350	02/15/31	3,020,908
3,000,000	8.000	03/01/32	3,229,922
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750	03/01/16	957,500
Targa Resources, Inc. (CCC+/B3)
8,055,000	8.500	11/01/13	7,410,600
Tennessee Gas Pipeline Co. (BB/Baa3)
3,000,000	7.000	10/15/28	3,030,663
3,750,000	8.375	06/15/32	4,257,519
1,500,000	7.625	04/01/37	1,614,563
The Williams Cos., Inc. (BB+/Baa3)
6,500,000	8.125	03/15/12	7,117,500
3,000,000	7.625	07/15/19	3,202,500
11,000,000	7.875	09/01/21	11,866,250
1,000,000	7.500	01/15/31	1,045,000

			72,942,723

TOTAL CORPORATE BONDS
(Cost $3,511,355,553)			$3,199,641,074

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 0.1%

Lucent Technologies Capital Trust I
1,000	7.750%	03/15/17	$700,000
Pliant Corp.(d)
2,796	13.000	09/01/09	251,640
Spanish Broadcasting Systems, Inc.(b)(d)
2,994	10.750	10/15/13	2,095,800

TOTAL PREFERRED STOCKS
(Cost $6,866,180)			$3,047,440

Shares	Description	Value
Common Stocks – 0.3%

1,996,917	Adelphia Recovery Trust Series ACC-1	$119,815
24,334	Axiohm Transaction Solutions, Inc.	243
538	General Chemical Industrial Product, Inc.	149,860
195,700	Huntsman Corp.	4,608,735
8,366	iPCS, Inc.	195,346
11,243	Mattress Discounters	—
1,656	Nycomed	26
567,500	Parmalat SpA(c)	2,189,642
351	Pliant Corp.	4
33,975	Polymer Group, Inc.	492,638
2,500	Port Townsend Holdings Co., Inc.	1,125,000
20,372	Smurfit Kappa Funding PLC	245,398
103,389	Viasystems Group, Inc.	982,195

TOTAL COMMON STOCKS
(Cost $15,781,686)		$10,108,902

	Expiration
Units	Date	Value
Warrants (f) – 0.0%

APP China Group Ltd.
2,731	03/15/10	$—
Avecia Group PLC (Ordinary)(c)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(c)
40,000	01/01/10	400
General Chemical Industrial Product, Inc. Series A
311	04/30/11	—
General Chemical Industrial Product, Inc. Series B
231	04/30/11	—
Merrill Corp. Class A(c)
1,500	05/01/09	15
Parmalat SpA(c)
650	12/31/15	2,499

TOTAL WARRANTS
(Cost $1,028,072)		$3,314

Shares	Description	Value
Special Purpose Entity – 0.0%

526,991	Adelphia Recovery Trust	$14,598
(Cost $63,727)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 92.2%
(Cost $3,535,095,218)		$3,212,815,328

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Repurchase Agreement(g) – 8.9%

Joint Repurchase Agreement Account II
$308,700,000	2.496%	04/01/08	$308,700,000
Maturity Value: $308,721,403
(Cost $308,700,000)

TOTAL INVESTMENTS – 101.1%
(Cost $3,843,795,218)	$3,521,515,328

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%	(38,137,413)

NET ASSETS – 100.0%	$3,483,377,915

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 379,666,973, which represents approximately 10.9% of net assets as of March 31, 2008.

(d)	Pay-in-kind securities.

(e)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	Security is currently in default/non-income producing.

(g)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 65.
                   Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

As a % of
Net Assets
Investments Industry Classifications†

Aerospace	0.4%
Agriculture	0.7
Automotive	4.3
Building Materials	3.1
Capital Goods	2.6
Chemicals	4.7
Conglomerates	1.3
Consumer Products	6.2
Defense	1.1
Energy	4.1
Entertainment & Leisure	0.7
Environmental	1.1
Finance	1.5
Food	1.7
Gaming	6.5
Health Care	7.0
Home Construction	0.3
Lodging	0.5
Machinery	0.3
Media	6.4
Metals	1.6
Packaging	4.2
Paper	2.6
Printing	0.2
Publishing	3.7
Real Estate	0.5
Restaurants	0.6
Retailers	2.5
Short-term Investments#	7.8
Services Cyclical	3.2
Technology	5.5
Telecommunications	6.5
Textiles & Apparel	0.6
Tobacco	0.2
Transportation	0.1
Utilities	6.8

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include repurchase agreements and other assets/liabilities.
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Sale	05/14/08	$16,935,434	$17,213,683	$(278,249)
Euro	Sale	05/14/08	526,922,437	569,860,253	(42,937,816)

TOTAL					$(43,216,065)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments
March 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value
Sovereign Debt Obligations – 77.1%

Argentina – 7.6%
Republic of Argentina (B+)
$650,000	7.000%		03/28/11	$588,250
3,050,000	7.000		09/12/13	2,500,746
ARS13,543,229	2.000	(a)	01/03/16	3,242,347
EUR645,640	1.200	(a)(b)	12/31/38	318,532
$6,430,000	1.330	(a)(b)	12/31/38	2,314,800
Republic of Argentina (B+/B3)(a)
9,415,625	3.092		08/03/12	7,971,415
Republic of Argentina(a)
ARS3,422,221	2.000		01/03/10	1,004,957

				17,941,047

Brazil – 3.8%
Federal Republic of Brazil (BB+/Ba1)
$4,950,000	6.000		01/17/17	5,046,525
3,340,000	8.250		01/20/34	3,991,300

				9,037,825

Bulgaria – 0.5%
Republic of Bulgaria (BBB+/Baa3)
1,020,000	8.250		01/15/15	1,192,125

Colombia – 2.4%
Republic of Colombia (BBB-/Ba2)
3,980,000	7.375		01/27/17	4,397,900
830,000	8.375		02/15/27	979,400
210,000	7.375		09/18/37	225,225

				5,602,525

Dominican Republic – 0.4%
Dominican Republic (B+/B2)
790,223	9.040		01/23/18	833,685

Ecuador(b) – 2.5%
Republic of Ecuador (B-/B3)
5,945,000	10.000		08/15/30	5,766,650

El Salvador – 1.5%
Republic of El Salvador (BB+/Baa3)
3,180,000	8.250		04/10/32	3,601,350

Gabon(c) – 1.2%
Republic of Gabonese (BB-)
2,650,000	8.200		12/12/17	2,779,188

Hungary – 1.6%
Hungary Government Bond (BBB+/A2)
HUF691,800,000	7.250		06/12/12	3,871,764

Indonesia – 4.7%
Republic of Indonesia (BB-/Ba3)
$1,080,000	7.500		01/15/16	1,166,400
3,610,000	6.625	(c)	02/17/37	3,357,300
6,250,000	7.750	(c)	01/17/38	6,484,375

				11,008,075

Iraq – 0.6%
Republic of Iraq
1,920,000	5.800		01/15/28	1,344,000

Jamaica – 0.6%
Government of Jamaica (B/B1)
1,003,000	9.000		06/02/15	1,088,255
250,000	8.000		03/15/39	236,875

				1,325,130

Lebanon – 1.2%
Republic of Lebanon MTN (CCC+/B3)
190,000	10.250		10/06/09	194,512
Republic of Lebanon MTN (CCC+)(a)
2,690,000	8.156		11/30/09	2,609,300

				2,803,812

Malaysia – 1.0%
Malaysia (A-/A3)
2,150,000	7.500		07/15/11	2,406,923

Mexico – 6.0%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN72,240,000	8.000		12/19/13	6,979,133
United Mexican States (BBB+/Baa1)
$2,420,000	5.625		01/15/17	2,543,420
3,390,000	7.500		04/08/33	4,106,307
550,000	6.050		01/11/40	548,625

				14,177,485

Pakistan – 0.6%
Islamic Republic of Pakistan (B+/B1)
1,350,000	6.875	(c)	06/01/17	1,154,250
400,000	6.875		06/01/17	342,000

				1,496,250

Panama – 3.3%
Republic of Panama (BB+/Ba1)
820,000	9.375	(d)	04/01/29	1,078,300
6,512,000	6.700		01/26/36	6,625,960

				7,704,260

Peru – 4.5%
Republic of Peru (BB+/Ba2)
5,985,000	8.375		05/03/16	7,128,135
3,420,000	6.550		03/14/37	3,531,150

				10,659,285

Philippines – 5.0%
Republic of Philippines (BB-/B1)
4,640,000	10.625		03/16/25	6,472,800
Republic of Philippines (B1)
4,735,000	7.500		09/25/24	5,232,175

				11,704,975

Russia(b) – 7.2%
Russian Federation (BBB+/Baa2)
14,582,925	7.500		03/31/30	16,797,707

Serbia(b) – 0.8%
Republic of Serbia (BB-)
2,060,000	3.750		11/01/24	1,877,175

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Sovereign Debt Obligations – (continued)

South Africa – 1.0%
Republic of South Africa (BBB+/Baa1)
$180,000	6.500%		06/02/14	$187,650
2,430,000	5.875		05/30/22	2,235,600

				2,423,250

Trinidad and Tobago – 1.2%
Trinidad & Tobago (A-/Baa1)
2,830,000	5.875		05/17/27	2,752,720

				2,752,720

Turkey – 7.1%
Republic of Turkey (BB-/Ba3)
810,000	9.500		01/15/14	942,638
230,000	7.000		09/26/16	233,450
4,360,000	6.750		04/03/18	4,316,400
6,110,000	7.375		02/05/25	6,071,812
960,000	8.000		02/14/34	988,800
4,530,000	7.250		03/05/38	4,201,575

				16,754,675

Ukraine – 2.9%
Ukraine Government (BB-/B1)
1,520,000	6.875		03/04/11	1,565,600
2,380,000	6.385		06/26/12	2,412,725
2,900,000	6.750	(c)	11/14/17	2,856,500

				6,834,825

Uruguay – 4.8%
Republic of Uruguay (B+/B1)
UYU31,796,790	4.250		04/05/27	1,582,302
Republic of Uruguay (BB-/B1)
$6,659,587	8.000		11/18/22	7,125,758
2,430,000	7.625		03/21/36	2,460,375

				11,168,435

Venezuela – 3.1%
Republic of Venezuela (BB-/B2)
1,810,000	8.500		10/08/14	1,678,775
2,390,000	6.000		12/09/20	1,720,800
4,782,000	7.650		04/21/25	3,837,555

				7,237,130

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $182,302,483)				$181,102,271

Corporate Obligations – 14.4%

Bermuda – 0.2%
Digicel Group Ltd. (Caa2)
$600,000	8.875%		01/15/15	$501,000

Brazil – 0.4%
Companhia Energetica de Sao Paulo
BRL992,042	9.750		01/15/15	554,056
RBS — Zero Hora Editora Jornali (BB-)(c)
800,000	11.250		06/15/17	367,014

				921,070

Colombia(c) – 0.6%
EEB International Ltd. (BB)
$690,000	8.750		10/31/14	719,290
TGI International Ltd. (BB)
760,000	9.500		10/03/17	787,442

				1,506,732

Germany – 2.0%
Gazprom OAO (BBB/A3)
4,120,000	9.625		03/01/13	4,627,172

Luxembourg – 3.9%
Gaz Capital for Gazprom (BBB/A3)
820,000	6.212		11/22/16	759,910
1,000,000	6.212	(c)	11/22/16	925,000
VTB Capital SA (BBB+/A2)
2,090,000	3.839	(a)	08/01/08	2,065,443
5,440,000	6.609	(c)	10/31/12	5,303,132

				9,053,485

Netherlands – 2.7%
CenterCredit International BV (Ba1/BB-)
KZT232,000,000	8.250		09/30/11	1,470,544
Majapahit Holding BV (BB-/Ba3)
$2,960,000	7.750		10/17/16	2,907,410
1,670,000	7.875		06/29/37	1,584,659
TuranAlem Finance BV (BB/Ba1)(a)
450,000	5.269		01/22/09	421,110

				6,383,723

Russia(c) – 0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank (A3)
540,000	7.175		05/16/13	546,075

South Africa – 1.3%
Edcon Proprietary Ltd. (BB-/B2)(a)
EUR1,150,000	7.856		06/15/14	1,198,271
Peermont Proprietary Global Ltd. (B/B3)
1,510,000	7.750		04/30/14	1,835,611

				3,033,882

Trinidad and Tobago – 0.3%
National Gas Co. of Trinidad & Tobago Ltd. (BBB+/A3)
$750,000	6.050		01/15/36	701,939

Ukraine – 0.1%
Nak Naftogaz Ukrainy (Ba3)
200,000	8.125		09/30/09	193,000

United Arab Emirates(a) – 0.7%
Jafz Sukuk Ltd. (A+/A1)
AED5,400,000	6.100		11/27/12	1,518,428

United Kingdom(c) – 0.5%
UK SPV Credit Finance PLC (Ba2)
$1,300,000	8.000		02/06/12	1,171,768

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments (continued)
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Obligations – (continued)

Venezuela – 1.5%
Petroleos de Venezuela SA (BB-)
$3,890,000	5.250%	04/12/17	$2,551,840
1,730,000	5.375	04/12/27	993,020

			3,544,860

TOTAL CORPORATE OBLIGATIONS
(Cost $34,786,896)			$33,703,134

Credit Linked Notes(c) – 1.8%

Brazil – 1.8%
Federal Republic of Brazil(g)
BRL2,700,000	6.000%	05/19/15	$2,381,022
$443,768	6.000	05/16/17	470,927
BRL1,000,000	6.000	05/17/45	1,285,900

			4,137,849

TOTAL CREDIT LINKED NOTES
(Cost $3,405,459)			$4,137,849

U.S. Treasury Obligation(e) – 0.5%

United States Treasury Note
$1,295,000	3.500%	02/15/18	$1,302,487
(Cost $1,260,306)

	Expiration
Units	Date	Value
Warrants – 0.7%

Republic of Argentina
EUR3,300,000	12/15/35	$494,938
$2,300,000	12/15/35	276,000
ARS27,200,000	12/15/35	849,919

TOTAL WARRANTS
(Cost $1,705,423)		$1,620,857

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 94.5%
(Cost $223,460,567)		$221,866,598

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(f) – 3.5%

Joint Repurchase Agreement Account II
$8,300,000	2.496%	04/01/08	$8,300,000
Maturity Value: $8,300,576
(Cost $8,300,000)

	Interest
Shares	Rate	Value

Securities Lending Collateral(a) – 0.6%

State Street Navigator Securities Lending Prime Portfolio
1,330,613	3.180%	$1,330,613
(Cost $1,330,613)

TOTAL INVESTMENTS – 98.6%
(Cost $233,091,180)		$231,497,211

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		3,278,048

NET ASSETS – 100.0%		$234,775,259

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2008.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $30,589,183, which represents approximately 13.0% of net assets as of March 31, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	All or a portion of security is on loan.

(f)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 65.

(g)	The underlying security is a government bond issued by the Federal Republic of Brazil.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
MTN	—	Medium-Term Note
LIBOR	—	London Interbank Offered Rate

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	05/15/08	$2,490,000	$2,383,749	$106,251
Euro	Sale	04/30/08	3,729,899	3,728,572	1,327
Hungarian Forint	Sale	05/14/08	4,508,700	4,444,821	63,879
Malaysian Ringit	Purchase	05/15/08	2,480,000	2,483,314	3,314
Mexican Peso	Purchase	04/15/08	10,762,225	10,896,948	134,723
Philippine Peso	Sale	04/24/08	2,920,782	2,828,652	92,130
South Korean Won	Sale	04/24/08	2,592,741	2,481,439	111,302
Taiwan Dollar	Purchase	05/15/08	2,480,000	2,519,839	39,839

TOTAL					$552,765

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Sale	05/15/08	$5,219,307	$5,291,159	$(71,852)
Brazilian Real	Purchase	05/15/08	3,725,200	3,682,908	(42,292)
Indian Rupee	Purchase	04/24/08	2,701,314	2,653,154	(48,160)
Mexican Peso	Sale	04/15/08	16,990,110	17,543,411	(553,301)
Philippine Peso	Purchase	04/24/08	2,902,881	2,828,652	(74,229)
South Korean Won	Purchase	04/24/08	2,601,254	2,481,440	(119,814)

TOTAL					$(909,648)

SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:
INTEREST RATE SWAP CONTRACTS

			Rates Exchanged

	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

JPMorgan Securities, Inc.	BRL105,000	01/04/10	13.280%	Brazilian Interbank Deposit Average	$—	$22,380
	HUF948,000	04/02/13	8.490	Budapest Interbank Offered Rate	—	—
	$2,500 (a)	06/18/13	3 month LIBOR	4.500%	(41,202)	(86,918)
	2,500 (a)	06/18/13	4.500	3 month LIBOR	97,173	30,947

TOTAL					$55,971	$(33,591)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2008.
CREDIT DEFAULT SWAP CONTRACT

		Notional	Rates
		Amount	Received by	Termination	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	Loss

Protection Sold:
Deutsche Bank Securities, Inc.	Republic of Bulgaria 8.250%, 01/15/15	$1,350	1.870%	02/20/18	$(21,875)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION (continued)
TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount	Reference	Termination		Payments	Unrealized
Swap Counterparty	(000s)	Security	Date	Financing Fee#	Received	Gain

Deutsche Bank Securities, Inc.	TRY 1,200	Turkish Government Bond 16.000%, 03/16/12	03/08/12	TRY Central Deposit Bank + 0.250%	$(2,500)	$14,075

#	The Fund receives semi-annual coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars)
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
Schedule of Investments
March 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value
Sovereign Debt Obligations – 37.6%

Argentina(a) – 5.4%
Republic of Argentina (B+)
ARS14,106,630	2.000%	01/03/16	$3,377,230

Colombia – 2.1%
Republic of Colombia (BB+/Ba2)
COP2,650,000,000	9.850	06/28/27	1,300,629

Egypt – 1.8%
Arab Republic of Egypt (BB+/Ba1)
EGP5,900,000	8.750	07/18/12	1,107,282

Hungary – 6.3%
Hungary Government Bond (BBB+/A2)
HUF700,000,000	7.250	06/12/12	3,917,657

Mexico – 5.1%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN32,500,000	8.000	12/19/13	3,139,837

Peru – 3.7%
Peru Government Bond (BBB-/Baa3)
PEN5,200,000	12.250	08/10/11	2,289,268

Poland – 4.2%
Poland Government Bond (A)
PLN5,800,000	5.750	03/24/10	2,577,407

Turkey – 4.8%
Turkey Government Bond
TRY4,300,000	16.000	03/07/12	3,009,029

United Arab Emirates(a) – 2.1%
Jafz Sukuk Ltd. (A+/A1)
AED4,700,000	6.100	11/27/12	1,321,595

Uruguay – 2.1%
Republic of Uruguay (B+/B1)
UYU23,997,028	5.000	09/14/18	1,284,401

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $23,493,423)			$23,324,335

Corporate Obligations – 4.3%

Russia – 4.3%
Gazprombank (BBB-/A3)
RUB64,000,000	7.250%	02/22/10	$2,667,989
(Cost $2,620,457)

TOTAL CORPORATE OBLIGATIONS
(Cost $2,620,457)			$2,667,989

Credit Linked Notes(d) – 6.5%

Indonesia(b) – 2.9%
Republic of Indonesia
$2,000,000	10.000%	07/18/17	$1,811,960
United Kingdom(c) – 3.6%
Shell Petroleum Development Corp.
2,174,767		05/23/08	2,192,165

TOTAL CREDIT LINKED NOTES
(Cost $4,218,177)			$4,004,125

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 48.4%
(Cost $30,332,057)			$29,996,449

Repurchase Agreement(e) – 36.9%

Joint Repurchase Agreement Account II
$22,900,000	2.496%	04/01/08	$22,900,000
Maturity Value: $22,901,588
(Cost $22,900,000)

TOTAL INVESTMENTS – 85.3%
(Cost $53,232,057)			$52,896,449

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.7%			9,144,296

NET ASSETS – 100.0%			$62,040,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(b)	The underlying security is a government bond issued by the Republic of Indonesia.

(c)	The underlying security is a commercial paper issued by Shell Petroleum Development Corp.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,004,125, which represents approximately 6.5% of net assets as of March 31, 2008.

(e)	Joint repurchase agreement was entered into on March 31, 2008. Additional information appears on page 65.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
Schedule of Investments (continued)
March 31, 2008
ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY CONTRACTS — At March 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Purchase	05/15/08	$4,400,000	$4,415,844	$15,844
Malaysian Ringgit	Purchase	05/15/08	600,000	603,806	3,806
South African Rand	Sale	06/18/08	875,000	847,792	27,208
Taiwan Dollar	Purchase	05/15/08	1,370,000	1,380,389	10,389

TOTAL					$57,247

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Indian Rupee	Purchase	05/15/08	$2,400,000	$2,363,691	$(36,309)
Malaysian Ringgit	Purchase	05/15/08	830,000	826,434	(3,566)
Philippine Peso	Purchase	05/15/08	1,900,000	1,854,421	(45,579)
South African Rand	Purchase	06/18/08	2,578,849	2,540,680	(38,169)
South Korean Won	Purchase	05/15/08	1,400,000	1,339,167	(60,833)

TOTAL					$(184,456)

INTEREST RATE SWAP CONTRACTS — At March 31, 2008, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged

	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Loss

JPMorgan Securities, Inc.	BRL12,000	01/02/12	12.660%	Brazilian Interbank Deposit Average	$(87,296)
	KRW1,300,000	02/22/10	4.855	3 month KWCDC	(3,993)
	ZAR14,600	02/19/13	9.780	3 month JIBA	(37,059)

TOTAL					$(128,348)

Investment Abbreviations:
JIBA	—	Johannesburg Interbank Agreed Rate
KWCDC	—	South Korean Won Certificate of Deposit

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2008, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

U.S. Mortgages	$3,100,000

Investment Grade Credit	5,300,000

High Yield	308,700,000

Emerging Markets Debt	8,300,000

Local Emerging Markets Debt	22,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,500,000,000	2.50%	04/01/08	$2,500,173,611

Banc of America Securities LLC	3,000,000,000	2.45	04/01/08	3,000,204,167

Banc of America Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

Barclays Capital, Inc.	3,400,000,000	2.50	04/01/08	3,400,236,111

Citigroup Global Markets, Inc.	3,000,000,000	2.50	04/01/08	3,000,208,333

Deutsche Bank Securities, Inc	7,875,000,000	2.50	04/01/08	7,875,546,875

Greenwich Capital Markets	1,250,000,000	2.50	04/01/08	1,250,086,806

JPMorgan Securities	1,500,000,000	2.50	04/01/08	1,500,104,167

Lehman Brothers	475,000,000	2.50	04/01/08	475,032,986

Merrill Lynch	413,400,000	2.50	04/01/08	413,428,708

Merrill Lynch	1,000,000,000	2.55	04/01/08	1,000,070,833

Morgan Stanley	150,000,000	2.50	04/01/08	150,010,417

UBS Securities LLC	1,000,000,000	2.50	04/01/08	1,000,069,444

TOTAL				$26,565,241,902

At March 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 4.210% to 6.000%, due 04/11/08 to 06/29/17; Federal Home Loan Mortgage Corp, 0.000% to 15.500%, due 05/01/08 to 11/01/47 and Federal National Mortgage Association, 0.000% to 15.000%, due 04/01/08 to 03/01/48. The aggregate market value of the collateral, including accrued interest, was $27,176,285,228.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Statements of Assets and Liabilities
March 31, 2008

U.S. Mortgages
Fund

Assets:

Investments in securities, at value (identified cost $714,527,966, $243,711,004, $3,535,095,218, $223,460,567 and $30,332,057, respectively)(a)	$682,981,713
Repurchase agreement, at value which equals cost	3,100,000
Securities lending collateral, at value which equals cost	—
Cash	34,895,537
Foreign currencies, at value (identified cost $0, $0, $1,326,570, $362,171 and $530,609, respectively)	—
Receivables:
Investment securities sold, at value	127,651,249
Due from Broker	3,848,270
Interest and dividends, at value	3,207,225
Due from broker — variation margin, at value	45,609
Fund shares sold	402,517
Reimbursement from investment adviser	77,179
Due from broker — swap collateral(b)	1,135,757
Deferred offering costs	—
Securities lending income	—
Swap contracts, at value (includes upfront payments made of $7,174,302, $4,246,188, $0, $94,673 and $0, respectively)	19,696,239
Forward foreign currency exchange contracts, at value	—
Other assets, at value	5,632

Total assets	877,046,927

Liabilities:

Payables:
Payable upon return of securities loaned	—
Investment securities purchased, at value	184,480,287
Due to broker — variation margin, at value	272,165
Income distribution	672,904
Due to broker — swap collateral	633,717
Amounts owed to affiliates	203,748
Fund shares repurchased	21,579
Premium for swaps sold	—
Swap contracts, at value (includes upfront payments received of $5,200,597, $1,739,145, $0, $41,202 and $0, respectively)	12,107,356
Forward foreign currency exchange contracts, at value	—
Accrued expenses and other liabilities	204,347

Total liabilities	198,596,103

Net Assets:

Paid-in capital	700,323,572
Accumulated undistributed (distribution in excess of) net investment income	7,897
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	4,758,232
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(26,638,877)

NET ASSETS	$678,450,824

Net Assets:
Class A	$7,020,825
Class B	—
Class C	—
Institutional	164,236,471
Service	—
Separate Account Institutional Shares	507,193,528
Class R	—
Class IR	—

Shares Outstanding:
Class A	729,730
Class B	—
Class C	—
Institutional	17,039,231
Service	—
Separate Account Institutional Shares	52,636,003
Class R	—
Class IR	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	70,404,964

Net asset value, offering and redemption price per share:(c)
Class A	$9.62
Class B	—
Class C	—
Institutional	9.64
Service	—
Separate Account Institutional Shares	9.64
Class R	—
Class IR	—

(a)	Includes securities on loan having a market value of $1,308,278 for Emerging Markets Debt Fund only.
(b)	Represents restricted cash on deposit with the counterparties as collateral for swaps for U.S. Mortgages, Investment Grade Credit and Emerging Markets Debt, respectively
(c)	Maximum public offering price per share for Class A Shares of U.S. Mortgages, Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $10.07, $10.09, $7.46, $12.18 and $10.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade		Emerging Markets	Local Emerging
Credit Fund	High Yield Fund	Debt Fund	Markets Debt Fund

$230,134,605	$3,212,815,328	$221,866,598	$29,996,449
5,300,000	308,700,000	8,300,000	22,900,000
—	—	1,330,613	—
181,700	2,716,749	3,007,092	44,490
—	1,280,113	354,408	501,464
—	1,269,142	15,074,794	—
—	—	—	—
4,281,444	87,312,194	3,834,044	702,163
68,454	—	—	—
360,550	5,747,968	184,598	10,514,967
51,017	208,138	103,476	90,346
355,748	—	1,319,777	—
—	—	—	132,787
—	—	8,028	—
12,157,631	—	162,075	—
3,546	—	552,765	57,247
2,076	39,871	2,263	—

252,896,771	3,620,089,503	256,100,531	64,939,913

—	—	1,330,613	—
1,225,000	4,049,373	3,525,434	2,297,417
169,464	—	—	—
250,541	4,816,962	42,950	948
—	—	—	—
76,414	2,771,305	203,709	52,585
6,893	81,388,530	14,063,809	8,176
—	—	993,537	—
4,844,750	—	149,995	128,348
7,188	43,216,065	909,648	184,456
150,150	469,353	105,577	227,238

6,730,400	136,711,588	21,325,272	2,899,168

258,503,772	3,874,520,773	236,768,513	62,621,092
(565,343)	3,104,148	(181,414)	40,416
(1,817,350)	(30,052,532)	161,053	(26,035)
(9,954,708)	(364,194,474)	(1,972,893)	(594,728)

$246,166,371	$3,483,377,915	$234,775,259	$62,040,745

$9,455,183	$1,650,026,865	$87,818,425	$1,482,007
—	92,953,088	—	—
—	101,138,005	1,889,807	126,728
10,504,150	1,628,667,675	145,067,027	60,432,010
—	10,573,185	—	—
226,207,038	—	—	—
—	9,541	—	—
—	9,556	—	—

981,268	231,599,646	7,552,868	150,405
—	13,033,224	—	—
—	14,195,378	162,921	12,866
1,087,722	228,313,769	12,468,748	6,134,598
—	1,485,893	—	—
23,448,641	—	—	—
—	1,339	—	—
—	1,341	—	—

25,517,631	488,630,590	20,184,537	6,297,869

$9.64	$7.12	$11.63	$9.85
—	7.13	—	—
—	7.12	11.60	9.85
9.66	7.13	11.63	9.85
—	7.12	—	—
9.65	—	—	—
—	7.12	—	—
—	7.12	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Statements of Operations

	U.S. Mortgages Fund

	For the Period	For the
	November 1, 2007	Year ended
	to March 31,	October 31,
	2008*	2007

Investment income:

Interest — net of allowances (including securities lending income of $1,806, $18,750, $0, $0, $0, $0, $11,040, $4,957 and $0, respectively)	$15,641,149	$22,961,742
Dividends	—	—

Total investment income	15,641,149	22,961,742

Expenses:

Management fees	1,173,611	1,766,045
Transfer Agent fees(c)	120,033	184,111
Registration fees	56,739	43,071
Amortization of offering costs	—	—
Custody and accounting fees	47,997	169,672
Printing fees	35,304	38,252
Professional fees	25,171	80,544
Service share fees — Service Plan	—	—
Service share fees — Shareholder Administration Plan	—	—
Account Service Fee(c)	34,824	72,738
Distribution and Service fees(c)	7,421	17,100
Trustee fees	6,700	16,500
Shareholder proxy meeting expense	—	11,509
Other	8,026	19,440

Total expenses	1,515,826	2,418,982

Less — expense reductions	(452,660)	(769,039)

Net expenses	1,063,166	1,649,943

NET INVESTMENT INCOME	14,577,983	21,311,799

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	4,743,313	2,952,424
Futures transactions	(971,409)	(835,790)
Swap contracts	4,102,598	(2,799,068)
Foreign currency related transactions	—	—
Net change in unrealized gain (loss) on:
Investments	(30,245,817)	(80,067)
Futures	(678,777)	311,904
Swap contracts	2,689,610	3,259,325
Translation of assets and liabilities denominated in foreign currencies	—	(340)

Net realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions	(20,360,482)	2,808,388

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,782,499)	$24,120,187

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Net of $2,478 and $20,134 in foreign withholding tax for Investment Grade Credit and High Yield Funds, respectively.
(b)	Net of $85,356 in foreign withholding tax for High Yield Fund.
(c)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees

Fund	Class A	Class B	Class C	Class R(d)

U.S. Mortgages
For the Period ended March 31, 2008*	$7,421	$—	$—	$—
For the Year ended October 31, 2007	17,100	—	—	—
Investment Grade Credit
For the Period ended March 31, 2008*	9,513	—	—	—
For the Year ended October 31, 2007	17,664	—	—	—
High Yield
For the Period ended March 31, 2008*	1,746,783	428,866	451,238	16
For the Year ended October 31, 2007	4,023,227	1,059,791	1,092,658	—
Emerging Markets Debt
For the Period ended March 31, 2008*	88,461	—	5,653	—
For the Year ended October 31, 2007	192,980	—	3,128	—
Local Emerging Markets Debt For the Period Ended March 31, 2008(e)	276	—	56	—

(d)	Commenced operations on November 30, 2007.
(e)	Commenced operations on February 15, 2008.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

						Local Emerging
Investment Grade Credit Fund		High Yield Fund		Emerging Markets Debt Fund		Markets Debt Fund

For the Period	For the	For the Period	For the	For the Period	For the	For the
November 1, 2007	Year ended	November 1, 2007	Year ended	November 1, 2007	Year ended	Period Ended
to March 31,	October 31,	to March 31,	October 31,	to March 31,	October 31,	March 31,
2008*	2007	2008*	2007	2008*	2007	2008(e)

$6,512,241 (a)	$13,764,467	$132,216,924 (a)	$273,772,199 (b)	$8,217,621	$13,758,962	$360,801
21,427	—	238,818	1,758,232	—	—	—

6,533,668	13,764,467	132,455,742	275,530,431	8,217,621	13,758,962	360,801

430,886	922,468	9,912,116	21,697,308	896,395	1,689,330	49,931
46,513	99,890	1,300,482	3,283,605	77,175	169,471	2,322
46,915	34,113	151,102	121,256	66,722	41,450	115
—	—	—	—	—	—	17,213
24,489	74,214	111,204	425,842	27,752	132,231	9,754
18,526	41,941	73,852	166,369	52,147	40,522	15,550
24,394	84,728	55,602	121,557	44,486	98,459	45,369
—	—	9,635	12,814	—	—	—
—	—	9,635	12,814	—	—	—
4,024	6,072	—	—	—	—	—
9,513	17,664	2,626,903	6,175,676	94,114	196,108	332
6,700	16,500	6,700	16,500	6,700	16,500	3,008
—	11,570	—	115,621	—	21,295	—
8,088	9,308	186,034	292,809	9,791	26,019	3,443

620,048	1,318,468	14,443,265	32,442,171	1,275,282	2,431,385	147,037

(228,615)	(462,030)	(324,376)	(609,667)	(171,743)	(311,180)	(90,346)

391,433	856,438	14,118,889	31,832,504	1,103,539	2,120,205	56,691

6,142,235	12,908,029	118,336,853	243,697,927	7,114,082	11,638,757	304,110

(88,130)	(993,738)	(3,342,898)	36,843,700	293,602	2,823,387	(26,035)
(1,617,951)	637,123	—	—	—	—	—
1,634,590	1,364,551	—	—	(699,876)	1,541,985	(36,761)
(1,022,162)	(318,406)	(29,562,712)	(1,397,884)	1,173,264	(798,130)	(125,762)
(10,222,599)	(2,602,387)	(329,051,406)	(60,412,805)	(8,598,815)	2,702,817	(335,608)
(1,018,127)	(152,444)	—	—	—	—	—
5,037,239	369,752	—	—	(812,976)	552,165	(128,348)
228,136	(191,085)	(14,417,345)	(29,479,089)	217,107	(251,403)	(130,772)

(7,069,004)	(1,886,634)	(376,374,361)	(54,446,078)	(8,427,694)	6,570,821	(783,286)

$(926,769)	$11,021,395	$(258,037,508)	$189,251,849	$(1,313,612)	$18,209,578	$(479,176)

								Account
Transfer Agent Fees								Service Fee

Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class R(d)	Class IR(d)	Class A	Institutional

$3,859	$—	$—	$26,672	$—	$89,502	$—	$—	$1,484	$33,340
10,243	—	—	55,454	—	118,414	—	—	3,421	69,317
4,947	—	—	1,696	—	39,870	—	—	1,903	2,121
10,469	—	—	2,032	—	87,389	—	—	3,533	2,539
908,327	55,753	58,661	276,213	1,520	—	4	4	—	—
2,404,416	157,538	162,747	556,854	2,050	—	—	—	—	—
46,000	—	735	30,440	—	—	—	—	—	—
115,576	—	430	53,465	—	—	—	—	—	—
144	—	7	2,171	—	—	—	—	—	—
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Statements of Changes in Net Assets

	U.S. Mortgages Fund

	For the
	Period	For the	For the
	November 1, 2007 to	Year Ended	Year Ended
	March 31, 2008*	October 31, 2007	October 31, 2006

From operations:

Net investment income	$14,577,983	$21,311,799	$22,135,388
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	7,874,502	(682,434)	(342,237)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(28,234,984)	3,490,822	5,107,390

Net increase (decrease) in net assets resulting from operations	(5,782,499)	24,120,187	26,900,541

Distributions to shareholders:

From net investment income
Class A Shares	(140,480)	(325,116)	(327,343)
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	(3,399,507)	(7,058,792)	(4,165,860)
Service Shares	—	—	—
Separate Account Institutional Shares	(11,502,439)	(15,163,742)	(17,156,726)
Class R(a)	—	—	—
Class IR(a)	—	—	—
From tax return of capital
Class A Shares	—	—	—
Institutional Shares	—	—	—
Separate Account Institutional Shares	—	—	—

Total distributions to shareholders	(15,042,426)	(22,547,650)	(21,649,929)

From share transactions:

Net proceeds from sales of shares	96,889,098	379,310,165	293,021,211
Proceeds received in connection with merger	—	—	—
Reinvestment of dividends and distributions	11,951,182	18,414,913	18,063,365
Cost of shares repurchased	(103,222,843)	(138,044,541)	(353,767,406)

Net increase (decrease) in net assets resulting from share transactions	5,617,437	259,680,537	(42,682,830)

TOTAL INCREASE (DECREASE)	(15,207,488)	261,253,074	(37,432,218)

Net assets:

Beginning of period	693,658,312	432,405,238	469,837,456

End of period	$678,450,824	$693,658,312	$432,405,238

Accumulated undistributed (distribution in excess of) net investment income	$7,897	$(96,144)	$889,846

*  The Fund changed its fiscal year end from October 31 to March 31.
(a)  Commenced operations November 30, 2007.
(b)  Net of $113,159, $310,735 and $75,035 redemption fees for period ended March 31, 2008, year ended October 31, 2007 and year ended October 31, 2006, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund			High Yield Fund

For the			For the
Period	For the	For the	Period		For the		For the
November 1, 2007 to	Year Ended	Year Ended	November 1, 2007 to		Year Ended		Year Ended
March 31, 2008*	October 31, 2007	October 31, 2006	March 31, 2008*		October 31, 2007		October 31, 2006

$6,142,235	$12,908,029	$11,221,247	$118,336,853		$243,697,927		$173,344,032
(1,093,653)	689,530	(3,970,304)	(32,905,610)		35,445,816		10,357,444
(5,975,351)	(2,576,164)	3,469,449	(343,468,751)		(89,891,894)		56,407,429

(926,769)	11,021,395	10,720,392	(258,037,508)		189,251,849		240,108,905

(162,801)	(343,303)	(173,533)	(59,885,688)		(121,637,861)		(84,061,954)
—	—	—	(3,355,548)		(7,218,281)		(6,619,789)
—	—	—	(3,536,092)		(7,427,455)		(5,260,116)
(195,322)	(267,488)	(173,199)	(61,831,495)		(110,683,239)		(75,965,184)
—	—	—	(320,088)		(379,636)		(169,229)
(4,625,270)	(11,567,094)	(10,283,179)	—		—		—
—	—	—	(273)		—		—
—	—	—	(289)		—		—
(31,121)	—	—	—		—		—
(37,338)	—	—	—		—		—
(884,170)	—	—	—		—		—

(5,936,022)	(12,177,885)	(10,629,911)	(128,929,473)		(247,346,472)		(172,076,272)

37,545,092	82,437,849	68,516,397	664,724,345		1,746,992,051		1,402,984,435
—	—	—	—		131,649,843		—
4,642,385	9,674,188	8,219,129	102,424,969		195,239,156		131,273,894
(48,024,294)	(44,948,140)	(63,423,525)	(563,381,634	)(b)	(1,231,153,803	)(b)	(731,412,439	)(b)

(5,836,817)	47,163,897	13,312,001	203,767,680		842,727,247		802,845,890

(12,699,608)	46,007,407	13,402,482	(183,199,301)		784,632,624		870,878,523

258,865,979	212,858,572	199,456,090	3,666,577,216		2,881,944,592		2,011,066,069

$246,166,371	$258,865,979	$212,858,572	$3,483,377,915		$3,666,577,216		$2,881,944,592

$(565,343)	$52,088	$277,965	$3,104,148		$13,282,715		$11,514,693

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Statements of Changes in Net Assets (continued)

				Local Emerging
	Emerging Markets Debt Fund			Markets Debt Fund

	For the Period	For the	For the	For the
	November 1, 2007 to	Year Ended	Year Ended	Period Ended
	March 31, 2008*	October 31, 2007	October 31, 2006	March 31, 2008(a)

From operations:

Net investment income	$7,114,082	$11,638,757	$6,477,163	$304,110
Net realized gain (loss) from investment, swap and foreign currency related transactions	766,990	3,567,242	2,438,504	(188,558)
Net change in unrealized gain (loss) on investments, swaps and translation of assets and liabilities denominated in foreign currencies	(9,194,684)	3,003,579	3,242,522	(594,728)

Net increase (decrease) in net assets resulting from operations	(1,313,612)	18,209,578	12,158,189	(479,176)

Distributions to shareholders:

From net investment income
Class A Shares	(2,259,201)	(3,991,437)	(3,310,565)	(1,667)
Class C Shares	(31,858)	(14,850)	(5)	(66)
Institutional Shares	(5,110,620)	(7,522,819)	(3,479,083)	(100,523)
From net realized gains
Class A Shares	(1,107,574)	(1,270,842)	(1,535,731)	—
Class C Shares	(14,463)	(379)	—	—
Institutional Shares	(2,422,864)	(1,659,868)	(1,540,548)	—
From tax return of capital
Class A Shares	—	—	—	(3,181)
Class C Shares	—	—	—	(127)
Institutional Shares	—	—	—	(191,803)

Total distributions to shareholders	(10,946,580)	(14,460,195)	(9,865,932)	(297,367)

From share transactions:

Net proceeds from sales of shares	53,759,140	167,975,848	129,969,181	62,655,249
Reinvestment of dividends and distributions	10,474,807	13,303,327	8,984,045	296,418
Cost of shares repurchased(b)	(91,165,062)	(65,437,875)	(62,158,343)	(134,379)

Net increase (decrease) in net assets resulting from share transactions	(26,931,115)	115,841,300	76,794,883	62,817,288

TOTAL INCREASE (DECREASE)	(39,191,307)	119,590,683	79,087,140	62,040,745

Net assets:

Beginning of period	273,966,566	154,375,883	75,288,743	—

End of period	$234,775,259	$273,966,566	$154,375,883	$62,040,745

Accumulated undistributed (distribution in excess of) net investment income	$(181,414)	$296,193	$(331,587)	$40,416

*  The Fund changed its fiscal year from October 31 to March 31.
(a)  Commenced operations on February 15, 2008.
(b)  Net of $1,392, $5,494 and $19,806 redemption fees for period ended March 31, 2008, year ended October 31, 2007, and year ended October 31, 2006, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements
March 31, 2008
1. ORGANIZATION
The Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit”), Goldman Sachs High Yield Fund (“High Yield”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt”) and Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt”) (collectively, the “Funds” or individually a “Fund”). U.S. Mortgages, Investment Grade Credit and High Yield are diversified portfolios of the Trust whereas Emerging Markets Debt and Local Emerging Markets Debt are registered as non-diversified portfolios. U.S. Mortgages and Investment Grade Credit offer three classes of shares — Class A, Institutional and Separate Account Institutional. High Yield offers seven classes of shares — Class A, Class, B, Class C, Institutional, Service, Class R and Class IR. Emerging Markets Debt and Local Emerging Markets Debt offer three classes of shares — Class A, Class C, and Institutional. Class A Shares of the Funds charge a maximum initial sales charge of 4.50%. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for High Yield. Class C Shares have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class R and Class IR Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales charges of which a certain portion may be retained.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a management agreement (the “Agreement”) with the trust on behalf of the Funds. Local Emerging Markets Debt commenced operations on February 15, 2008. Class R and Class IR Shares of High Yield commenced operations on November 30, 2007.
     High Yield, Emerging Markets Debt and Local Emerging Markets Debt will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield). For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.
     The U.S. Mortgages, Investment Grade Credit, High Yield and Emerging Markets Debt Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse these Funds for any cost associated with changing these Funds’ fiscal year ends.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on significant litigation, and regulatory news such as governmental approvals.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds.) In addition, it is the Funds’ policy to accrue for estimated capital gains taxes in foreign securities held by the Funds, which are subject to such taxes. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B, Class C, and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bear their respective class-specific Transfer Agency fees. Class A and Institutional shareholders of U.S. Mortgages and Investment Grade Credit bear their respective class specific Account Services fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for open tax years (tax years ended October 31, 2005, 2006 and 2007 and March 31, 2008) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
     Non U.S. currency symbols utilized throughout the report are defined as follows:

AED	=	Arab Emirate Dollar	KRW	=	South Korean Won
ARS	=	Argentine Peso	KZT	=	Kazakstan Tenge
BRL	=	Brazilian Real	MXN	=	Mexican Peso
COP	=	Colombian Peso	PEN	=	Peruvian Nuevo Sol
DEM	=	German Mark	PLN	=	Polish Zloty
EGP	=	Egyptian Pound	RUB	=	Russian Ruble
EUR	=	Euro	TRY	=	Turkish Lira
GBP	=	British Pound	UYU	=	Uruguayan Peso
HUF	=	Hungarian Forint	ZAR	=	South African Rand
F. Forward Foreign Currency Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Investment Grade Credit, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Fund’s records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.
H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
I. Mortgage- and Asset-Backed Securities — Certain Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
     The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities present credit risks that are generally not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans. Payment received for IO’s are included in interest income on the Funds’ Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
received for PO’s, typically monthly, are treated as reductions to the cost basis of the securities held. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.
J. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
K. Offering Costs — Offering costs paid in connection with the offering of shares of Local Emerging Markets Debt are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
L. Redemption Fees — Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in-Capital and are allocated to each share class of the Fund on a pro-rata basis.
M. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
N. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
O. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency contracts, futures contracts, swap contracts, written options, mortgage dollar rolls, when-

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
P. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contract. The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. In addition, if the Fund enters into a sale contract and a credit event occurs, the value of the referenced obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount it pays to the counterparty, resulting in a loss to the Fund.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss on the Termination date. Gains or losses are also realized upon early termination of the swap agreements, or, with respect to credit default swaps, when a credit event occurs, and recorded as realized gains on swaps in the Statements of Operations.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the period ended March 31, 2008 and the year ended October 31, 2007. GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate				Effective Net
					Management
	Up to	Next	Over	Effective	Rate (After
Fund	$1 billion	$1 billion	$2 billion	Rate	Waivers)

U.S. Mortgages	0.40%	0.36%	0.34%	0.40%	0.33%*

Investment Grade Credit	0.40	0.36	0.34	0.40	0.33 *

High Yield	0.70	0.70	0.63	0.68	0.68

Emerging Markets Debt	0.80	0.80	0.72	0.80	0.80

Local Emerging Markets Debt	0.90	0.90	0.81	0.90	0.90

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective fee of 0.33% as an annual percentage of average daily net assets each of U.S. Mortgages and Investment Grade Credit.
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the average daily net assets of U.S. Mortgages and Investment Grade Credit attributable to Class A shares; 0.25% and 0.75% of the average daily net assets of Emerging Markets Debt and Local Emerging Markets Debt, attributable to Class A and Class C Shares, respectively; and 0.25%, 0.75%, 0.75% and 0.50% of the average daily net assets of High Yield attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B, and Class C Shares of High Yield and Class C Shares of Emerging Markets Debt and Local Emerging Markets Debt. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the period ended March 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Front End	Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

U.S. Mortgages	$100	N/A	N/A

Investment Grade Credit	400	N/A	N/A

High Yield	51,500	—	—

Emerging Markets Debt	4,900	N/A	—

Local Emerging Markets Debt	—	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class R and Class IR Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares. Prior to July 2, 2007 this fee as a percentage of the average daily net assets was 0.16% for Class A, Class B, and Class C shares. Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent Fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of U.S. Mortgages and Investment Grade Credit. Goldman may discontinue or modify the waiver in the future at its discretion.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of High Yield, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.
E. Account Service Plans — The Trust, on behalf of Class A and Institutional Class Shares of U.S. Mortgages and Investment Grade Credit Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of U.S. Mortgages and Investment Grade Credit Funds attributable to Class A and Institutional Shares.
F. Other Agreements — GSAM has also voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period ended March 31, 2008 and fiscal year ended October 31, 2007 (with the exception of Local Emerging Markets Debt), the Other Expenses limitations for U.S. Mortgages, Investment Grade Credit, High Yield, Emerging Markets Debt and Local

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)
Emerging Markets Debt as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.024%, 0.044% and 0.074%, respectively.
     For the period ended March 31, 2008 and the year ended October 31, 2007 GSAM and Goldman Sachs have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the period ended March 31, 2008, expense reductions were as follows (in thousands):

				Fee Credits
	Fee Waivers
			Other	Custody	Transfer	Total
	Management	Transfer	Expense	Fee	Agent	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions	Fee	Reductions

U.S. Mortgages	$205	$59	$168	$21	$—	$453

Investment Grade Credit	75	21	125	8	—	229

High Yield	—	—	229	74	21	324

Emerging Markets Debt	—	—	158	13	1	172

Local Emerging Markets Debt	—	—	90	—	—	90

     For the fiscal year ended October 31, 2007, expense reductions were as follows (in thousands):

				Fee Credits
	Fee Waivers
			Other	Custody	Transfer	Total
	Management	Transfer	Expense	Fee	Agent	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions	Fee	Reductions

U.S. Mortgages	$309	$87	$350	$23	—	$769

Investment Grade Credit	161	45	252	4	—	462

High Yield	—	—	371	147	$92	610

Emerging Markets Debt	—	—	262	45	4	311

     At March 31, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

U.S. Mortgages	190	2	12	204

Investment Grade Credit	69	2	5	76

High Yield	2,000	512	259	2,771

Emerging Markets Debt	168	20	16	204

Local Emerging Markets Debt	50	— *	2	52

*	Amount less than $500.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended March 31, 2008, were as follows:

			Sales and	Sales and Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

U.S. Mortgages	$3,699,886,189	$—	$3,763,458,615	$3,423,115

Investment Grade Credit	—	37,572,486	2,003,016	40,480,183

High Yield	—	583,514,056	—	347,614,884

Emerging Markets Debt	11,417,385	93,042,496	6,749,235	124,848,926

Local Emerging Markets Debt	—	32,455,979	—	783,962

     For the period ended March 31, 2008, U.S. Mortgages and Investment Grade Credit paid commissions of approximately $21,800 and $9,400, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
5. LINE OF CREDIT FACILITY
The Funds (except Local Emerging Markets Debt, which is pending) participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the period ended March 31, 2008 and the fiscal year ended October 31, 2007, the Funds did not have any borrowings under the facility. Effective May 13, 2008, the facility was increased to $700,000,000.
6. SECURITIES LENDING
The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Trust’s Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and complies with the requirements of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

6. SECURITIES LENDING (continued)
Rule 2a-7 of the 1940 Act. Prior to January 25, 2008, the Funds utilized the State Street Securities Lending Quality Trust as the investment vehicle for the securities lending collateral. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the period ended March 31, 2008 and the year ended October 31, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

					Local
	U.S.	Investment		Emerging	Emerging
	Mortgages	Grade Credit	High Yield	Markets Debt	Markets Debt

Distributions paid from:
Ordinary Income	$15,042,426	$4,983,393	$128,929,473	$9,589,889	$102,256
Net long-term capital gains	—	—	—	1,356,691	—

Total taxable distributions	$15,042,426	$4,983,393	$128,929,473	$10,946,580	$102,256
Total return on capital	—	952,629	—	—	195,111

     The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

		Investment
	U.S.	Grade		Emerging
	Mortgages	Credit	High Yield	Markets Debt

Distributions paid from:
Ordinary Income	$22,547,650	$12,177,885	$247,346,472	$13,856,163
Net long-term capital gains	—	—	—	604,032

Total taxable distributions	$22,547,650	$12,177,885	$247,346,472	$14,460,195

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

	U.S.	Investment		Emerging
	Mortgages	Grade Credit	High Yield	Markets Debt

Distributions paid from:
Ordinary Income	$21,649,929	$10,629,911	$172,076,272	$9,553,421
Net long-term capital gains	—	—	—	312,511

Total taxable distributions	$21,649,929	$10,629,911	$172,076,272	$9,865,932

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
7. TAX INFORMATION (continued)
     As of March 31, 2008, the components of accumulated losses on a tax basis were as follows:

		Investment			Local
	U.S.	Grade		Emerging	Emerging
	Mortgages	Credit	High Yield	Markets Debt	Markets Debt

Undistributed ordinary income — net	$4,112,559	$—	$7,921,111	$193,383	$—
Undistributed long-term capital gains	770,247	—	—	600,127	—

Total undistributed earnings	$4,882,806	$—	$7,921,111	$793,510	$—

Capital loss carryforward:(1)(2)
Expiring 2009	$—	$—	$(11,007,057)	$—	$—
Expiring 2010	—	—	(3,471,539)	—	—
Expiring 2011	—	—	(1,172,508)	—	—
Expiring 2012	—	—	—	—	—
Expiring 2013	—	—	—	—	—
Expiring 2014	—	(2,649,569)	(8,291,304)	—	—
Expiring 2015	—	—	—	—	—
Expiring 2016	—	(487,181)	(49,236,893)	—	—

Total capital loss carryforward	$—	$(3,136,750)	$(73,179,301)	$—	$—

Timing differences (income distribution payable, swap receivable, straddles)	$(817,792)	$(568,985)	$(4,816,962)	$(533,872)	$1,485
Unrealized gains (losses) — net	(25,937,762)	(8,631,666)	(321,067,706)	(2,252,892)	(581,832)

Total accumulated losses — net	$(21,872,748)	$(12,337,401)	$(391,142,858)	$(1,993,254)	$(580,347)

[1]	Expiration occurs on March 31 of the year indicated. Utilization of these losses may be substantially limited under the Code. The High Yield Fund had expired capital losses of $1,850,805 in the current fiscal period.
[2]	The U.S. Mortgages Fund utilized $2,576,604 of capital losses in the current fiscal period.
     At March 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Investment		Emerging	Local Emerging
	U.S. Mortgages	Grade Credit	High Yield	Markets Debt	Markets Debt

Tax Cost	$717,634,653	$249,011,003	$3,843,884,515	$233,740,957	$53,275,111

Gross unrealized gain	8,772,273	2,178,022	55,993,578	4,397,592	512,218
Gross unrealized loss	(40,325,213)	(15,754,420)	(378,362,765)	(6,641,338)	(890,880)

Net unrealized security loss	$(31,552,940)	$(13,576,398)	$(322,369,187)	$(2,243,746)	$(378,662)

Net unrealized gain (loss) on other investments	5,615,178	4,944,732	1,301,481	(9,146)	(203,170)

Net unrealized loss	$(25,937,762)	$(8,631,666)	$(321,067,706)	$(2,252,892)	$(581,832)

     The difference between book and tax basis unrealized gains (losses) is attributable to net mark-to-market gains (losses) on section 1256 futures and foreign currency contracts and wash sales.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)
     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment relating to the recognition of income and gains/losses of certain bonds, foreign currency, swaps and consent fees.

			Accumulated
			Undistributed
			(Distributions
			in
			Excess of)
		Accumulated	Net
		Net Realized	Investment
Fund	Paid-in Capital	Gain (Loss)	Income

U.S. Mortgages	$—	$(568,484)	$568,484

Investment Grade Credit	(952,629)	1,776,273	(823,644)

High Yield	(1,850,805)	1,436,752	414,053

Emerging Markets Debt	—	190,010	(190,010)

Local Emerging Markets Debt	(196,196)	162,523	33,673

8. OTHER MATTERS
Funds Concentration — The following Goldman Sachs Asset Allocation and Satellite Strategies Portfolio were beneficial owners of certain Funds with amounts of 5% or greater as of March 31, 2008 (as a percentage of total outstanding shares):

			Goldman Sachs	Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and Income	Satellite
	Balanced Strategy	Growth Strategy	Strategy	Strategies
Fund	Portfolio	Portfolio	Portfolio	Portfolio

High Yield	—%	—%	6%	—%

Emerging Markets Debt	—	14	27	—

Local Emerging Markets Debt	6	26	51	11%

     As of March 31, 2008, Goldman Sachs Group, Inc. was the beneficial owner of approximately 1% and 8% of outstanding Class A and C Shares of Local Emerging Markets Debt Fund, respectively and 75% of Shares outstanding of Class R and IR of the High Yield Fund.
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise High Yield Bond Fund by the High Yield Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
8. OTHER MATTERS (continued)
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise High Yield Bond Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the High Yield Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

High Yield Class A/
AXA Enterprise High Yield Bond Class A	8,370,809	$68,222,384	7,030,741

High Yield Class B/
AXA Enterprise High Yield Bond Class B	4,327,921	35,359,057	3,647,903

High Yield Class C/
AXA Enterprise High Yield Bond Class C	2,322,931	18,955,171	1,956,052

High Yield Institutional Class/
AXA Enterprise High Yield Bond Class Y	1,116,820	9,113,231	938,668

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	Immediately	Fund’s	Fund’s
	before	before	after	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation	Carryforward

High Yield/AXA Enterprise High Yield Bond	$3,315,990,233	$131,649,843	$3,447,640,076	$1,226,239	$(16,622,835)

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER MATTERS (continued)
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 will be adopted by the Funds on April 1, 2008. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.
Guarantees and Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	U.S. Mortgages Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,691	$247,785	91,219	$901,860	74,629	$736,840
Reinvestment of dividends and distributions	14,110	139,832	30,971	305,402	32,146	315,209
Shares repurchased	(19,564)	(194,290)	(115,990)	(1,148,045)	(208,971)	(2,050,018)

	19,237	193,327	6,200	59,217	(102,196)	(997,969)

Institutional Shares
Shares sold	1,647,569	16,334,283	4,044,591	39,935,762	4,996,084	49,157,500
Reinvestment of dividends and distributions	279,639	2,776,186	610,156	6,026,409	365,157	3,584,728
Shares repurchased	(375,783)	(3,747,559)	(1,019,855)	(9,997,982)	(1,103,686)	(10,910,941)

	1,551,425	15,362,910	3,634,892	35,964,189	4,257,555	41,831,287

Separate Account Institutional Shares
Shares sold	8,036,696	80,307,030	34,189,108	338,472,543	24,833,736	243,126,871
Reinvestment of dividends and distributions	909,719	9,035,164	1,223,142	12,083,102	1,443,931	14,163,428
Shares repurchased	(9,982,268)	(99,280,994)	(12,826,049)	(126,898,514)	(34,651,048)	(340,806,447)

	(1,035,853)	(9,938,800)	22,586,201	223,657,131	(8,373,381)	(83,516,148)

NET INCREASE (DECREASE)	534,809	$5,617,437	26,227,293	$259,680,537	(4,218,022)	$(42,682,830)

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Investment Grade Credit Fund

For the Period
November 1, 2007 to		For the Year Ended		For the Year Ended
March 31, 2008*		October 31, 2007		October 31, 2006

Shares	Dollars	Shares	Dollars	Shares	Dollars

125,628	$1,242,804	603,406	$5,994,828	122,758	$1,221,812
16,689	164,540	29,335	290,799	13,743	135,325
(31,251)	(306,945)	(106,258)	(1,054,310)	(157,724)	(1,542,363)

111,066	1,100,399	526,483	5,231,317	(21,223)	(185,226)

118,021	1,151,363	838,243	8,320,685	22,238	219,000
17,433	172,373	23,646	234,541	16,932	166,973
(145,867)	(1,434,882)	(96,478)	(953,900)	(72,211)	(705,458)

(10,413)	(111,146)	765,411	7,601,326	(33,041)	(319,485)

3,547,009	35,150,925	6,860,944	68,122,336	6,781,618	67,075,585
435,843	4,305,472	921,386	9,148,848	803,525	7,916,831
(4,685,260)	(46,282,467)	(4,322,899)	(42,939,930)	(6,233,643)	(61,175,704)

(702,408)	(6,826,070)	3,459,431	34,331,254	1,351,500	13,816,712

(601,755)	$(5,836,817)	4,751,325	$47,163,897	1,297,236	$13,312,001

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Notes to Financial Statements (continued)
March 31, 2008
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Period
	November 1, 2007 to		For the Year Ended		For the Year Ended
	March 31, 2008*		October 31, 2007		October 31, 2006

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	35,716,778	$264,555,735	96,811,653	$784,743,576	84,785,341	$672,552,166
Shares issued in connection with merger	—	—	8,370,809	68,222,384	—	—
Reinvestment of dividends and distributions	7,078,436	52,380,371	12,888,183	103,737,100	8,605,618	68,277,260
Shares converted from Class B(a)	291,849	2,166,360	393,525	3,149,357	358,760	2,837,177
Shares repurchased	(35,578,487)	(263,914,880)	(67,997,624)	(547,222,326)	(49,060,035)	(388,283,776)

	7,508,576	55,187,586	50,466,546	412,630,091	44,689,684	355,382,827

Class B Shares
Shares sold	330,804	2,464,142	1,658,242	13,495,012	2,017,511	16,010,287
Shares issued in connection with merger	—	—	4,327,921	35,359,057	—	—
Reinvestment of dividends and distributions	341,133	2,529,064	653,818	5,261,142	590,917	4,691,601
Shares converted to Class A(a)	(291,455)	(2,166,360)	(392,852)	(3,149,357)	(358,307)	(2,837,177)
Shares repurchased	(1,936,011)	(14,330,803)	(3,681,580)	(29,577,301)	(3,609,924)	(28,608,623)

	(1,555,529)	(11,503,957)	2,565,549	21,388,553	(1,359,803)	(10,743,912)

Class C Shares
Shares sold	1,169,706	8,724,064	5,101,822	41,491,709	4,194,002	33,221,422
Shares issued in connection with merger	—	—	2,322,931	18,955,171	—	—
Reinvestment of dividends and distributions	307,774	2,279,416	594,235	4,781,271	436,524	3,462,905
Shares repurchased	(2,295,475)	(17,058,476)	(4,268,770)	(34,240,044)	(2,661,355)	(21,059,692)

	(817,995)	(6,054,996)	3,750,218	30,988,107	1,969,171	15,624,635

Institutional Shares
Shares sold	51,355,920	385,356,277	111,403,467	900,996,513	85,609,899	679,637,335
Shares issued in connection with merger	—	—	1,116,820	9,113,231	—	—
Reinvestment of dividends and distributions	6,073,478	44,983,452	10,066,461	81,175,867	6,890,895	54,750,060
Shares repurchased	(36,406,155)	(267,340,275)	(76,426,912)	(619,115,202)	(36,928,796)	(293,121,131)

	21,023,243	162,999,454	46,159,836	372,170,409	55,571,998	441,266,264

Service Shares
Shares sold	492,583	3,604,127	777,362	6,265,241	197,698	1,563,225
Reinvestment of dividends and distributions	34,195	252,104	35,411	283,776	11,607	92,068
Shares repurchased	(101,159)	(737,200)	(123,655)	(998,930)	(42,888)	(339,217)

	425,619	3,119,031	689,118	5,550,087	166,417	1,316,076

Class R Shares(b)
Shares sold	1,302	10,000	—	—	—	—
Reinvestment of dividends and distributions	37	273	—	—	—	—

	1,339	10,273	—	—	—	—

Class IR Shares(b)
Shares sold	1,302	10,000	—	—	—	—
Reinvestment of dividends and distributions	39	289	—	—	—	—

	1,341	10,289	—	—	—	—

NET INCREASE (DECREASE)	26,586,594	$203,767,680	103,631,267	$842,727,247	101,037,467	$802,845,890

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Less than 0.5 shares.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

						Local Emerging Markets
Emerging Markets Debt Fund						Debt Fund(d)

For the Period From						For the Period from
November 1, 2007 to		For the Year Ended		For the Year Ended		February 15, 2008 to
March 31, 2008*		October 31, 2007		October 31, 2006		March 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,342,051	$27,667,088	4,353,597	$52,317,508	6,562,901	$77,214,520	149,915	$1,510,010
—	—	—	—	—	—	—	—
248,217	2,928,894	369,563	4,425,421	348,525	4,045,052	491	4,841
—	—	—	—	—	—	—	—
(1,996,878)	(23,559,570)	(3,548,141)	(42,424,740)	(4,049,208)	(46,991,805)	(1)	(10)

593,390	7,036,412	1,175,019	14,318,189	2,862,218	34,267,767	150,405	1,514,841

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

91,162	1,074,508	82,909	985,311	124	1,462	12,847	128,003
—	—	—	—	—	—	—	—
3,007	35,366	807	9,614	— (c)	5	20	193
(13,203)	(155,072)	(1,885)	(22,264)	—	—	(1)	(10)

80,966	954,802	81,831	972,661	124	1,467	12,866	128,186

2,108,545	25,017,544	9,558,691	114,673,029	4,525,781	52,753,199	6,118,709	61,017,236
—	—	—	—	—	—	—	—
635,605	7,510,547	740,538	8,868,292	424,776	4,938,988	29,451	291,384
(5,742,828)	(67,450,420)	(1,924,964)	(22,990,871)	(1,340,699)	(15,166,538)	(13,562)	(134,359)

(2,998,678)	(34,922,329)	8,374,265	100,550,450	3,609,858	42,525,649	6,134,598	61,174,261

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(2,324,322)	$(26,931,115)	9,631,115	$115,841,300	6,472,200	$76,794,883	6,297,869	$62,817,288

GOLDMAN SACHS U.S. MORTGAGES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.91	$0.19	$(0.29)	$(0.10)	$(0.19)	$—	$(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional (commenced November 3, 2003)	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 295% for the period ended March 31, 2008, 380% for the year ended October 31, 2007 and 1442% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transaction, if any.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.62	(0.80)%	$7,021	0.76	%(d)	4.58	%(d)	0.91	%(d)	4.43	%(d)	483%
9.64	(0.75)	164,236	0.40	(d)	4.94	(d)	0.57	(d)	4.77	(d)	483
9.64	(0.73)	507,194	0.35	(d)	4.98	(d)	0.52	(d)	4.81	(d)	483

9.91	4.96	7,044	0.78		4.43		0.94		4.27		610
9.93	5.43	153,795	0.40		4.81		0.58		4.63		610
9.93	5.48	532,819	0.35		4.84		0.53		4.66		610

9.90	5.21	6,973	0.79		4.24		0.98		4.05		1,665
9.91	5.56	117,497	0.40		4.64		0.61		4.43		1,665
9.91	5.73	307,935	0.35		4.62		0.56		4.41		1,665

9.82	1.00	7,916	0.81		2.88		0.98		2.71		2,006
9.82	1.49	74,616	0.40		3.43		0.58		3.24		2,006
9.82	1.54	387,306	0.35		3.42		0.53		3.24		2,006

10.22	5.60	628	0.82	(d)	1.95	(d)	1.08	(d)	1.69	(d)	1,953
10.22	6.07	120,628	0.40	(d)	2.86	(d)	0.68	(d)	2.58	(d)	1,953
10.21	6.03	101,429	0.35	(d)	2.98	(d)	0.63	(d)	2.70	(d)	1,953

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$9.90	$0.22	$(0.27)	$(0.05)	$(0.21)	$—	$(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.64	(0.54)%	$9,455	0.76	%(c)	5.31	%(c)	0.95	%(c)	5.12	%(c)	15%
9.66	(0.39)	10,504	0.40	(c)	5.67	(c)	0.61	(c)	5.46	(c)	15
9.65	(0.37)	226,207	0.35	(c)	5.72	(c)	0.56	(c)	5.51	(c)	15

9.90	4.44	8,615	0.79		5.17		0.97		4.99		74
9.92	4.83	10,893	0.40		5.59		0.60		5.39		74
9.91	4.89	239,358	0.35		5.61		0.55		5.41		74

9.95	4.84	3,420	0.79		4.82		1.04		4.57		74
9.97	5.35	3,317	0.40		5.21		0.65		4.96		74
9.96	5.30	206,122	0.35		5.26		0.60		5.01		74

9.93	0.50	3,622	0.81		3.88		1.07		3.62		88
9.95	0.89	3,638	0.40		4.40		0.66		4.14		88
9.94	1.04	192,196	0.35		4.34		0.62		4.07		88

10.31	7.00	2,179	0.82	(c)	3.66	(c)	1.85	(c)	2.63	(c)	78
10.32	7.57	76	0.40	(c)	4.28	(c)	1.45	(c)	3.23	(c)	78
10.31	7.52	70,269	0.35	(c)	4.26	(c)	1.40	(c)	3.21	(c)	78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		Investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$7.93	$0.24	$(0.78)	$(0.54)	$(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - R(c)	7.68	0.19	(0.54)	(0.35)	(0.21)
2008 - IR(c)	7.68	0.20	(0.54)	(0.34)	(0.22)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

2004 - A	7.79	0.65	0.32	0.97	(0.68)
2004 - B	7.80	0.60	0.31	0.91	(0.62)
2004 - C	7.79	0.60	0.31	0.91	(0.62)
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)
2004 - Service	7.80	0.65	0.31	0.96	(0.67)

2003 - A	6.38	0.65	1.40	2.05	(0.64)
2003 - B	6.39	0.60	1.39	1.99	(0.58)
2003 - C	6.38	0.59	1.40	1.99	(0.58)
2003 - Institutional	6.39	0.68	1.41	2.09	(0.67)
2003 - Service	6.39	0.64	1.40	2.04	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on November 30, 2007.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.12	(6.82)%	$1,650,027	1.07	%(d)	7.87	%(d)	1.09	%(d)	7.85	%(d)	11%
7.13	(7.23)	92,953	1.82	(d)	7.12	(d)	1.84	(d)	7.10	(d)	11
7.12	(7.11)	101,138	1.82	(d)	7.12	(d)	1.84	(d)	7.10	(d)	11
7.13	(6.68)	1,628,668	0.73	(d)	8.22	(d)	0.75	(d)	8.20	(d)	11
7.12	(6.89)	10,573	1.23	(d)	7.72	(d)	1.25	(d)	7.70	(d)	11
7.12	(4.51)	9	1.32	(d)	7.73	(d)	1.34	(d)	7.71	(d)	11
7.12	(4.35)	10	0.82	(d)	8.20	(d)	0.84	(d)	8.18	(d)	11

7.93	6.41	1,777,150	1.09		7.46		1.11		7.44		50
7.94	5.61	115,817	1.84		6.72		1.86		6.70		50
7.93	5.61	119,073	1.84		6.71		1.86		6.69		50
7.94	6.79	1,646,138	0.73		7.82		0.75		7.80		50
7.92	6.28	8,399	1.24		7.34		1.26		7.32		50

8.04	10.76	1,395,265	1.12		7.38		1.14		7.36		41
8.05	9.93	96,743	1.87		6.64		1.89		6.62		41
8.04	9.94	90,528	1.87		6.64		1.89		6.62		41
8.05	11.16	1,296,429	0.75		7.76		0.77		7.74		41
8.03	10.63	2,980	1.25		7.26		1.27		7.24		41

7.81	5.10	1,006,734	1.15		7.74		1.17		7.72		52
7.82	4.31	104,637	1.90		6.98		1.92		6.96		52
7.81	4.32	72,590	1.90		6.95		1.92		6.93		52
7.82	5.50	825,508	0.76		8.11		0.79		8.08		52
7.80	4.72	1,597	1.26		7.62		1.29		7.59		52

8.08	12.94	1,109,364	1.16		8.31		1.18		8.29		47
8.09	12.09	105,106	1.91		7.54		1.93		7.52		47
8.08	12.10	56,174	1.91		7.53		1.93		7.51		47
8.09	13.23	832,175	0.76		8.73		0.78		8.71		47
8.09	12.81	1,160	1.26		8.18		1.28		8.16		47

7.79	33.34	1,821,032	1.17		8.97		1.19		8.95		54
7.80	32.31	97,894	1.92		8.25		1.94		8.23		54
7.79	32.36	46,812	1.92		8.21		1.94		8.19		54
7.81	33.98	1,119,417	0.77		9.42		0.79		9.40		54
7.80	33.16	958	1.27		8.86		1.29		8.84		54

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period*	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	$12.16	$0.30	$(0.37)	$(0.07)	$(0.31)	$(0.15)	$(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)
FOR THE YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)
FOR THE PERIOD ENDED OCTOBER 31,

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.63	(0.51)%	$87,818	1.21	%(c)	6.03	%(c)	1.36	%(c)	5.88	%(c)	41%
11.60	(0.82)	1,890	1.96	(c)	5.20	(c)	2.11	(c)	5.05	(c)	41
11.63	(0.37)	145,067	0.87	(c)	6.51	(c)	1.02	(c)	6.36	(c)	41

12.16	8.86	84,661	1.23		5.23		1.38		5.08		81
12.14	7.80	995	1.98		4.64		2.13		4.49		81
12.17	9.25	188,311	0.87		5.68		1.02		5.53		81

11.98	11.63	69,302	1.23		5.17		1.53		4.87		167
11.97	1.98	1	1.71	(c)	1.36	(c)	1.75	(c)	1.32	(c)	167
11.99	11.93	85,073	0.86		5.51		1.16		5.21		167

11.75	16.48	34,327	1.26		6.13		1.82		5.57		207
11.76	17.01	40,962	0.88		6.58		1.52		5.94		207

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

10.22	3.36	1,088	1.28	(c)	5.35	(c)	5.53	(c)	1.10	(c)	49
10.23	3.52	11,688	0.88	(c)	5.96	(c)	4.88	(c)	1.96	(c)	49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE PERIOD ENDED MARCH 31,

2008 - A (commenced operations on February 15, 2008)	$10.00	$0.04	$(0.14)	$(0.10)	$(0.05)
2008 - C (commenced operations on February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)
2008 - Institutional (commenced operations on February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$9.85	(0.93)%	$1,482	1.35%	4.29%	2.98%	2.66%	3%
9.85	(1.01)	127	2.10	4.30	3.73	2.67	3
9.85	(0.89)	60,432	1.01	5.52	2.64	3.89	3

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm
To the Board of Trustees and Shareholders of the
Goldman Sachs Trust — Goldman Sachs Single Sector Fixed Income Funds
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund, (collectively the “Goldman Sachs Single Sector Fixed Income Funds”), portfolios of the Goldman Sachs Trust at March 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Single Sector Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Local Emerging Markets Debt Fund, the financial statements of the Goldman Sachs Single Sector Fixed Income Funds as of October 31, 2006 and the period then ended, and the financial highlights for the periods then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Boston, Massachusetts
May 30, 2008

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended March 31, 2008
          As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class R or Class IR Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares, and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class R and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Mortgages Fund				Investment Grade Credit Fund				High Yield Fund				Emerging Markets Debt Fund				Local Emerging Markets Debt Fund‡

				Expenses				Expenses				Expenses				Expenses			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value	Period ended
Share Class	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08		3/31/08*	10/1/07	3/31/08	3/31/08*

Class A
Actual	$1,000.00	$998.90		$3.80	$1,000.00	$1,002.10		$3.80	$1,000.00	$937.50		$5.18	$1,000.00	$1,017.30		$6.15	$1,000.00	$990.00	$2.13
Hypothetical 5% return	1,000.00	1,021.20	+	3.84	1,000.00	1,021.20	+	3.84	1,000.00	1,019.66	+	5.40	1,000.00	1,018.90	+	6.15	1,000.00	1,004.15	2.14

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	933.90		8.79	N/A	N/A		N/A	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,015.90	+	9.17	N/A	N/A		N/A	N/A	N/A	N/A

Class C
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	934.00		8.79	$1,000.00	1,012.70		9.90	1,000.00	989.90	2.63
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,015.90	+	9.17	1,000.00	1,015.17	+	9.91	1,000.00	1,003.64	2.65

Institutional
Actual	1,000.00	999.70		2.00	1,000.00	1,004.00		2.00	1,000.00	939.20		3.54	1,000.00	1,019.10		4.43	1,000.00	991.10	1.16
Hypothetical 5% return	1,000.00	1,023.00	+	2.02	1,000.00	1,023.00	+	2.02	1,000.00	1,021.35	+	3.69	1,000.00	1,020.62	+	4.43	1,000.00	1,005.12	1.17

Separate Account Institutional
Actual	1,000.00	1,001.00		1.74	1,000.00	1,004.20		1.76	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,023.26	+	1.76	1,000.00	1,023.25	+	1.77	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	936.70		5.99	N/A	N/A		N/A	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.82	+	6.24	N/A	N/A		N/A	N/A	N/A	N/A

Class R#
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	954.90		4.17	N/A	N/A		N/A	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,012.53	+	4.30	N/A	N/A		N/A	N/A	N/A	N/A

Class IR#
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	956.50		2.72	N/A	N/A		N/A	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.80	+	2.80	N/A	N/A		N/A	N/A	N/A	N/A

*	Expenses for each share class are calculated using the Funds’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/08. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						Separate Account
Fund	Class A	Class B	Class C	Institutional	Service	Institutional	Class R	Class IR

U.S. Mortgages	0.76%	N/A	N/A	0.40%	N/A	0.35%	N/A	N/A
Investment Grade Credit	0.76	N/A	N/A	0.40	N/A	0.35	N/A	N/A
High Yield	1.07	1.82%	1.82%	0.73	1.23%	N/A	1.32%	0.82%
Emerging Markets Debt	1.21	N/A	1.96	0.87	N/A	N/A	N/A	N/A
Local Emerging Markets Debt	1.35	N/A	2.10	1.01	N/A	N/A	N/A	N/A

+	Hypothetical expenses are based on the Funds’ actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

‡	Commenced operations on February 15, 2008.

#	Class R and Class IR commenced operations on November 30, 2007.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
Background
     The Local Emerging Markets Debt Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on February 15, 2008.
     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on December 13, 2007 (the “Meeting”) for an annual period ending June 30, 2008.
     At the Meeting the Trustees reviewed the Management Agreement as it applies to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reduce or limit certain expenses of the Fund that exceed a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds.
     In connection with the Meeting, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions in the past. During the course of their deliberations, the Independent Trustees met in executive session with their independent counsel, without representatives of the Investment Adviser or its affiliates present.
Nature, Extent and Quality of the Services Provided Under the Management Agreement
     In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These included services as the Fund’s transfer agent and distributor. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser had past experience in managing other taxable fixed income portfolios for the Trust, and that many of the portfolio personnel who would be providing services to the Fund were currently providing services to certain of the Trust’s other portfolios. The Trustees believed that the investment returns of these other portfolios managed by the Investment Adviser generally had been within a competitive range.
Costs of Services to be Provided, Comparative Information and Profitability
     The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, information on the proposed fees and the Fund’s projected total operating expense ratios were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were compiled by a third-party provider of mutual fund data (the “Outside Data Provider”). More particularly, the analyses compared the Fund’s proposed management fee and projected expenses to a relevant peer group and category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees that would be payable by the Fund. In addition, the Trustees considered the Investment Adviser’s potential profitability with respect to the Fund.
Economies of Scale
     In connection with the approval of the Management Agreement at the Meeting, the Board approved the breakpoint in the contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Local Emerging Markets
Debt Fund

First $2 billion	0.90%
Over $2 billion	0.81

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In approving this fee breakpoint, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected asset levels, the Investment Adviser’s anticipated expenses and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees agreed that the fee breakpoint was a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset level. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
Other Benefits to the Investment Adviser and Its Affiliates
     At the Meeting, the Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by affiliates for transfer agency services and sales loads, distribution and services fees on the sale of certain classes of shares offered by the Fund.
Conclusion
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded at the Meeting that the management fee that would be payable by the Fund was reasonable in light of the services to be provided by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex[1].	100	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Diana M. Daniels Age: 58	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 68	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998- Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	100	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	100	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of March 31, 2008, the Trust consisted of 88 portfolios (of which 83 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (of which 11 offer shares to participating life insurance companies).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 45	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 40	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Single Sectors Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Debt Fund designates $1,356,691 as capital gain dividends paid during the period ended March 31, 2008.

For the period ended March 31, 2008, 0.21% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations.

For the period ended March 31, 2008, 0.21% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund designate $2,241,112 and $519, respectively, as short-term capital gain dividends paid during the period ended March 31, 2008.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government
Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities
Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪  Local Emerging Markets
Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap
Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap
Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2008 will be available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-8676.MF.TMPL SSFIAR / 86.5K / 04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$88,500	$1,995,700	Financial statement audits

Audit-Related Fees:

• PwC	$0	$249,000	Other attest services

Tax Fees:

• PwC	$0	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$0	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$0	$199,500	Review of fund reorganization documents. Services provided for fund launch and new share classes

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 5 months ended March 31, 2008 and the twelve months ended December 31, 2007 were approximately $0 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 6, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 6, 2008